United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6165

(Investment Company Act File Number)

Federated Hermes Municipal Securities Income Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 08/31/20

Date of Reporting Period: 08/31/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
August 31, 2020

Share Class | Ticker	A | MMIFX	Institutional | MMFIX

Federated Hermes Michigan Intermediate Municipal Fund
(formerly, Federated Michigan Intermediate Municipal Trust)
Fund Established 1991

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes Michigan Intermediate Municipal Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2019 through August 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Michigan Intermediate Municipal Fund (the “Fund”), based on net asset value for the 12-month reporting period ended August 31, 2020, was 2.67% for its Class A Shares and 2.73% for Institutional Shares.1 The 2.67% total return for the Class A Shares for the reporting period consisted of 2.23% of tax-exempt dividends and price appreciation of 0.44% in the net asset value of the shares.2 The total return of the S&P Municipal Bond Intermediate Index (the “Intermediate Index”),3 the Fund’s broad-based securities market index, was 3.43% during the same period. The total return of the S&P Municipal Bond MI, Investment Grade, 1-15 Years (MIIG1-15),4 a secondary index for the Fund, was 3.46%. The total return of the Morningstar Muni Single State Intermediate Funds Average (MMSSIFA),5 a peer group average for the Fund, was 2.39% during the same reporting period. The Fund’s and the MMSSIFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Intermediate Index.
During the reporting period, the Fund’s investment strategy focused on: (a) the effective duration of the portfolio (which indicates the portfolio’s sensitivity to changes in interest rates);6,7 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the credit quality of portfolio securities (which is shown through credit ratings which indicate the risk that securities may default);8 (d) the allocation of the Fund’s portfolio among securities of similar issuers (referred to as “sectors”); and (e) security selection. These were the most significant factors affecting the Fund’s performance relative to the Intermediate Index during the reporting period.
The following discussion will focus on the performance of the Fund’s Class A Shares relative to the Intermediate Index.
Market OVERVIEW
During the reporting period, 10-year U.S. Treasury yields decreased from a high of 1.94% in November 2019 to a low of 0.51% in August 2020 and averaged 1.19%.
During most of the reporting period, economic activity in the U.S. expanded at a moderate pace. The slope of the U.S. Treasury curve was unusually flat by historical standards, which in the past has often been associated with a deterioration in future macroeconomic performance.
Annual Shareholder Report
1

Inflation was showing signs of picking up during the reporting period; however, it continued to run below the 2% target inflation rate of the Federal Reserve (the “Fed”). Inflation readings had been held down in 2019 due to factors such as the decline in oil prices, softer inflation abroad and appreciation in the dollar despite strengthening labor market conditions and rising input costs for industry.
The Fed’s decision to cut the federal funds target rate three times by 1/4 of a percent each time during 2019 was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds target rate, changes in the Federal Open Market Committee’s (FOMC) indicators of maximum employment and a 2% inflation target were essential. The Fed reaffirmed that adjustments to the policy path would depend on assessments of how the economic outlook and risks to the outlook were evolving. Then, on March 3, 2020, with an unscheduled rate decision, the Fed reduced the federal funds target rate by  1∕2 of a percent and then again on March 16th by one percent to its 0-0.25% range in reaction to global developments concerning the coronavirus pandemic and its potential impacts on the economic outlook. The FOMC’s recent meeting minutes stated that the coronavirus outbreak has harmed communities and disrupted economic activity in many countries, including in the U.S. Global financial conditions have also been significantly affected. The Fed remained at the 0-0.25% federal funds rate range through the end of the reporting period.
Available economic data showed that the U.S. economy came into this challenging period on a strong footing. Given the sizeable downward revision for 2020 Gross Domestic Product (GDP) growth, Fund management is more cautious overall now on municipal credit for the intermediate-term and has shifted to an underweight on municipal high yield. That is based on our expectation that these issuers–many already facing liquidity constraints and other financial issues–may be under increasing pressure over the coming months. We believe that high-grade municipals should fare better, but will likely be affected by such a sizeable GDP reduction, as it will factor into funding sources of all issuers in the municipal market.
Fund management believes that state and local governments will experience sizeable tax collection declines–especially from sales and income taxes–and at the same time will see increases in spending, particularly on public health. Some analysts expect state collections to decline on the order of 16%. We believe that revenues beyond taxes will decline in nearly all sectors for nearly all issuers. Of all the outstanding municipal securities, approximately 30% are general obligation (GO) bonds and 70% are revenue bonds. So, total funding shortfalls would be much higher than for GO bonds alone. State and local governments and nonprofits received some $400 billion of funding under the CARES Act signed into law by President Trump. We believe that still more may be needed–somewhere on the order of $150 billion to $300 billion for municipal market issuers.
Annual Shareholder Report
2

The $150 billion that state and local governments are set to receive from the CARES Act’s Coronavirus Relief Fund are meant to be used for coronavirus expense reimbursement rather than as a pure cash flow injection. Municipal issuers may also benefit from the $454 billion economic stabilization fund–anticipated to be leveraged by the Fed–established under the CARES Act. Under these provisions, the Fed is allowed, though not required, to purchase municipals directly from issuers, in the secondary market, or to make loans or loan guarantees. It does not provide free, direct funding to municipal issuers. We think that, absent support for the municipal debt market, state and local government budgets would be further stressed at the most inopportune time, particularly as revenues decline as a result of business closures and rising unemployment.
Credit was generally stable during most of the reporting period. The municipal bond market’s technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt in 2019 had been relatively comparable to previous periods, even though the ability to advance refund existing debt became disallowed. Flows from investors into intermediate, long and high-yield municipal bonds were positive for a significant portion of the reporting period but turned significantly negative once the coronavirus and its impact on the world economy became apparent.
As a result of the coronavirus pandemic, municipal credit quality is expected to be negatively impacted within every sector of the municipal bond market by the federal and state governments’ decisions to bring the U.S. economy to a virtual halt. State and local governments’ income and sales tax revenues will likely be reduced as a result of the layoffs and business closures throughout the country. Municipal transportation, healthcare, higher education and dedicated tax debt may be impaired to varying degrees by the virus’ impacts. A large number of credit downgrades can be expected within the municipal market. However, credit defaults are not anticipated to occur to any significant degree as social distancing recommendations and business closures are expected to be curtailed as the coronavirus subsides.
Over the reporting period, spreads on Michigan State general obligation bonds widened by 1-3 basis points, with longer maturities generally seeing more widening as compared to the Thomson Municipal Market Data “AAA” Curve benchmark.
The Bond Buyer reported that issuance of Michigan municipal bonds for the reporting period was 18% higher than during the prior 12-month period. Nationally, issuance increased 35% over the same time frame.
Annual Shareholder Report
3

DURATION
As determined at the end of the reporting period, the Fund’s dollar-weighted average duration was 4.2 years as compared to 4.7 years at the beginning of the period. Prior to the end of March 2020, the Fund’s duration was generally 1-5% shorter than the duration of the Intermediate Index. From April 2020 onward, the Fund’s duration was up to 15% longer than the duration of the Intermediate Index. Given that interest rates rose while the Fund was short and fell while the Fund was long, the Fund’s duration call contributed positively to the Fund’s performance relative to the Intermediate Index.
YIELD CURVE and MATURITY
During the reporting period, the yield curve steepened, with rates on longer bonds falling much less than rates on shorter bonds. The Fund’s underweight position in bonds with maturities from 6 to 12 years led to relative underperformance due to yield curve positioning relative to the Intermediate Index.
CREDIT QUALITY9
During the reporting period, the Fund had an overweight position in “BBB”-rated bonds. Given that spreads widened during the reporting period, this overweight caused relative underperformance versus the Intermediate Index. Overweighting in “AA”-rated bonds and underweighting in “A”-rated bonds contributed positively, but failed to fully offset the underperformance of “BBB”-rated bonds. The Fund maintained a high-quality portfolio, with the entirety of its holdings rated investment-grade throughout the period.
SECTOR Allocation
During the reporting period, sector selection provided a positive contribution to total return relative to the Intermediate Index. The Fund’s best-performing sectors were Local General Obligations, Higher Education and Incremental Tax bonds. Lagging sectors included Lifecare, Toll Road and Other Revenue bonds.
Annual Shareholder Report
4

SECURITY SELECTION
During the reporting period, security-specific factors included credit rating changes, calls and other idiosyncratic occurrences for individual bonds. Collectively, these individual items had a negative effect on the Fund’s performance versus the Intermediate Index. Notably, since the Intermediate Index consists of national bonds while the Fund only included securities issued in Michigan, the Fund’s return was vulnerable to credit and technical conditions which were specific to the state.
1
The Fund’s Institutional Shares commenced operations on April 28, 2020. For the period prior to the commencement of operations of Institutional Shares, the performance information shown for the Fund’s Institutional Shares is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense of Class A Shares. The performance of Class A has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to Class A Shares that may have occurred during the periods prior to commencement of operations of the Institutional Shares.
2
Income may be subject to the federal alternative minimum tax for individuals (AMT).
3
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Intermediate Index.
4
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MIIG1-15.
5
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” for the definition of, and more information about, the MMSSIFA.
6
Duration is a measure of the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
7
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
8
Credit ratings pertain only to the securities in the portfolio and do not protect the Fund shares against market risk.
9
Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund’s investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard & Poor’s, Moody’s Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities and increased possibilities of default.
Annual Shareholder Report
5

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Federated Hermes Michigan Intermediate Municipal Fund from August 31, 2010 to August 31, 2020, compared to the S&P Municipal Bond Intermediate Index (Intermediate Index),2 the S&P Municipal Bond MI, Investment Grade, 3-15 Years (MIIG3-15),3 the S&P Municipal Bond MI, Investment Grade, 1-15 Years Index (MIIG1-15),4 and the Morningstar Muni Single State Intermediate Funds Average (MMSSIFA).5 The Fund’s Institutional Shares commenced operations on April 28, 2020. For the periods prior to commencement of operations of the Fund’s IS class, the performance information shown below for the IS class, is the Fund’s A class performance, and has not been adjusted to reflect the expenses of the IS class since the IS class has a lower expense ratio than the A class, but has been adjusted to reflect differences between the sales loads and charges imposed on the purchase and redemption of the Fund’s IS class and A class. The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of August 31, 2020
■ Total returns shown for Class A Shares include the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700).
Annual Shareholder Report
6

Average Annual Total Returns for the Period Ended 8/31/2020
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-0.38%	2.18%	2.71%
Institutional Shares[6]	2.73%	2.82%	3.03%
Intermediate Index	3.43%	3.80%	3.75%
MIIG3-15	3.92%	4.08%	4.09%
MIIG1-15	3.46%	3.46%	3.37%
MMSSIFA	2.39%	2.82%	2.92%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Intermediate Index, MIIG3-15, MIIG1-15 and the MMSSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2
The Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum of 15 years. It is a subindex of the S&P Municipal Bond Index which tracks fixed-rate tax-free bonds and bonds subject to the AMT. The index includes bonds of all quality–from “AAA” to non-rated, including defaulted bonds–from all sectors of the municipal bond market. The Intermediate Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Intermediate Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
The MIIG3-15 represents the portion of the MI Index composed solely of bonds that are rated ”BBB-/Baa3” or higher with remaining maturities from three to fifteen years. The MIIG3-15 Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The MIIG3-15 Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4
The Fund’s adviser elected to change the secondary index from the MIIG3-15 to the MIIG1-15. The MIIG1-15 represents the portion of the MI Index composed solely of bonds that are rated ”BBB-/Baa3” or higher with remaining maturities from one to fifteen years. The MIIG1-15 Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The MIIG15 Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
7

5
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
6
The Fund’s Institutional Shares commenced operations on April 28, 2020. For the periods prior to commencement of operations of the Fund’s IS class, the performance information shown is for the Fund’s A class. The performance of the A class has not been adjusted to reflect the expenses of the IS class since the IS class has a lower expense ratio than the A class. The performance information shown has been adjusted to reflect differences between the sales loads and charges imposed on the purchase and redemption of the Fund’s IS class and A class.
Annual Shareholder Report
8

Portfolio of Investments Summary Table (unaudited)
At August 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
General Obligation—Local	34.4%
Water & Sewer	15.3%
Hospital	11.5%
Higher Education	7.3%
Dedicated Tax	6.7%
Refunded	5.1%
Lease	3.7%
Public Power	3.3%
Toll Road	3.1%
Airport	2.8%
Other[2]	8.4%
Other Assets and Liabilities—Net[3]	(1.6)%
TOTAL	100.0%
1
Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser.
2
For purposes of this table, sector classifications constitute 93.2% of the Fund’s total net assets. Remaining sectors have been aggregated under the designation “Other.”
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
9

Portfolio of Investments
August 31, 2020
Principal Amount		Value
	MUNICIPAL BONDS—97.4%
	Michigan—97.4%
$1,255,000	Ann Arbor, MI, LT GO Capital Improvement Bonds (Series 2019A), 4.000%, 5/1/2033	$1,519,341
1,000,000	Berkley, MI School District, School Building & Site UT GO Bonds (Series 2015), (Michigan School Bond Qualification and Loan Program GTD), 5.000%, 5/1/2030	1,205,300
500,000	Birmingham, MI Public Schools, 2020 UT GO School Building and Site and Refunding Bonds, 4.000%, 5/1/2023	548,860
410,000	Birmingham, MI Public Schools, School Building & Site UT GO Bonds (Series 2015), 5.000%, 5/1/2027	491,865
1,690,000	Bishop, MI International Airport Authority, Refunding LT GO (Series 2010A), (Assured Guaranty Municipal Corp. INS), 4.500%, 12/1/2023	1,705,430
500,000	Brighton, MI Area School District, UT GO 2020 School Building and Site and Refunding Bonds, (Michigan School Bond Qualification and Loan Program GTD), 5.000%, 5/1/2025	595,270
535,000	Byron Center, MI Public Schools, UT GO Refunding Bonds, (Michigan School Bond Qualification and Loan Program GTD), 5.000%, 5/1/2026	663,512
1,425,000	Calhoun County, MI Transportation Fund, Revenue Bonds, 4.000%, 11/1/2030	1,604,578
2,000,000	Dearborn, MI School District, UT GO School Building & Site Bonds (Series 2014A), (Michigan School Bond Qualification and Loan Program GTD), 5.000%, 5/1/2025	2,294,480
500,000	Detroit, MI Downtown Development Authority, Tax Increment Revenue Refunding Bonds (Catalyst Development Series 2018A), (Assured Guaranty Municipal Corp. INS), 5.000%, 7/1/2035	566,110
375,000	Downriver Utility Wastewater Authority, Sewer System Revenue Bonds (Series 2018), (Assured Guaranty Municipal Corp. INS), 5.000%, 4/1/2031	475,106
1,000,000	Genesee, MI Water Supply System, Revenue Refunding Bonds (Series 2014), (Build America Mutual Assurance INS), 5.000%, 11/1/2025	1,157,460
620,000	Grand Rapids, MI Public Schools, School Building & Site & Refunding UT GO Bonds (Series 2016), (Assured Guaranty Municipal Corp. INS), 5.000%, 5/1/2027	763,499
670,000	Grand Rapids, MI Public Schools, UT GO Refunding Bonds (Series 2017), (Assured Guaranty Municipal Corp. INS), 5.000%, 5/1/2027	855,644
1,000,000	Grand Rapids, MI Sanitary Sewer System, Revenue Refunding Bonds (Series 2016), 5.000%, 1/1/2034	1,211,360
Annual Shareholder Report
10

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—continued
$2,000,000	Great Lakes, MI Water Authority (Great Lakes, MI Water Authority Sewage Disposal System), Senior Lien Revenue Refunding Bonds (Series 2018B), 5.000%, 7/1/2029	$2,620,580
1,500,000	Holland, MI Electric Utility System, Revenue Bonds (Series 2014A), 4.000%, 7/1/2022	1,545,240
680,000	Kalamazoo, MI (Kalamazoo, MI Water Revenue), Water Supply System Revenue Bonds (Series 2020A), 5.000%, 9/1/2028	879,791
1,500,000	Kent Hospital Finance Authority, MI (Spectrum Health), Revenue Refunding Bonds (Series 2011A), 5.000%, 11/15/2022	1,577,505
1,000,000	Kentwood, MI Public Schools, UT GO School Building and Site Bonds (Series 2019 II), 5.000%, 5/1/2032	1,301,330
1,900,000	Lansing, MI Board of Water & Light, Utility System Revenue Bonds (Series 2011A), (United States Treasury PRF 7/1/2021@100), 5.000%, 7/1/2024	1,975,962
525,000	Lansing, MI Community College, College Building and Site Refunding Bonds (Series 2017), 5.000%, 5/1/2030	678,384
625,000	Lansing, MI, LT GO Refunding Bonds (Series 2020), (Assured Guaranty Municipal Corp. INS), 5.000%, 5/1/2025	745,981
1,445,000	Mason, MI Public School District, UT GO School Building and Site Bonds (Series 2018I), (Michigan School Bond Qualification and Loan Program GTD), 4.000%, 5/1/2032	1,707,961
1,000,000	Michigan Finance Authority Local Government Loan Program (Clean Water Revolving Fund), Revenue Refunding Bonds (Series 2018B), 5.000%, 10/1/2032	1,310,900
1,000,000	Michigan Finance Authority Local Government Loan Program (McLaren Health Care Corp.), Revenue Bonds (Series 2019A), 5.000%, 2/15/2035	1,262,030
1,000,000	Michigan Public Power Agency, Combustion Turbine No. 1 Project Refunding Revenue Bonds (Series 2011A), (Assured Guaranty Municipal Corp. INS), 5.000%, 1/1/2022	1,015,440
500,000	Michigan State Building Authority, Facilities Program Revenue & Refunding Bonds (Series 2013 1-A), 5.000%, 10/15/2022	550,665
1,000,000	Michigan State Building Authority, Revenue Refunding Bonds (Series 2015I), 5.000%, 4/15/2027	1,221,540
1,000,000	Michigan State Comprehensive Transportation Fund, Refunding Revenue Bonds (Series 2015), 5.000%, 11/15/2026	1,183,670
500,000	Michigan State Finance Authority Revenue (Charter County of Wayne Criminal Justice Center Project), Senior Lien State Aid Revenue Bonds (Series 2018), 5.000%, 11/1/2033	636,260
2,000,000	Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Water Supply System), Senior Lien Revenue Bonds (Series 2014 D-2), (Assured Guaranty Municipal Corp. INS), 5.000%, 7/1/2025	2,322,880
Annual Shareholder Report
11

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—continued
$250,000	Michigan State Finance Authority Revenue (MidMichigan Obligated Group), Hospital Revenue Refunding Bonds (Series 2014), 5.000%, 6/1/2026	$287,068
1,500,000	Michigan State Finance Authority Revenue (Public Lighting Authority), Local Government Loan Program Revenue Bonds (Series 2014B), 5.000%, 7/1/2022	1,579,890
2,000,000	Michigan State Hospital Finance Authority (Ascension Health Alliance Senior Credit Group), Revenue Bonds (Series 1999B-3), 4.000%, 11/15/2032	2,366,200
500,000	Michigan State Hospital Finance Authority (Henry Ford Health System, MI), Hospital Revenue Refunding Bonds (Series 2016), 5.000%, 11/15/2028	606,505
1,000,000	Michigan State Hospital Finance Authority (Trinity Healthcare Credit Group), Hospital Revenue & Refunding Bonds (Series 2015MI), 5.500%, 12/1/2026	1,212,460
250,000	Michigan State Hospital Finance Authority (Trinity Healthcare Credit Group), Revenue Refunding Bonds (Series 2017C), 5.000%, 12/1/2031	311,638
1,000,000	Michigan State Strategic Fund (Detroit Edison Co.), Limited Obligation Refunding Revenue Bonds, (AMBAC Financial Group, Inc. INS), 7.000%, 5/1/2021	1,043,160
500,000	Michigan State Trunk Line, State Trunk Line Fund Bonds (Series 2011), 5.000%, 11/15/2022	528,425
500,000	Michigan State Trunk Line, State Trunk Line Fund Bonds (Series 2011), 5.000%, 11/15/2023	528,240
1,000,000	Michigan State Trunk Line, State Trunk Line Fund Refunding Bonds (Series 2020B), 5.000%, 11/15/2027	1,304,460
1,250,000	Michigan State University Board of Trustees, General Revenue Bonds (Series 2019B), 5.000%, 2/15/2034	1,603,075
1,000,000	Michigan Strategic Fund (Consumers Energy), Variable Rate Limited Obligation Revenue Bonds (Series 2019) TOBs, 1.800%, Mandatory Tender 10/1/2024	1,037,550
2,000,000	Michigan Strategic Fund (I-75 Improvement Project), Limited Obligation Revenue Bonds (Series 2018), 5.000%, 6/30/2030	2,367,120
1,000,000	Michigan Strategic Fund (Michigan State), LT Obligation Revenue Bonds (Series 2011), 5.250%, 10/15/2022	1,053,170
500,000	Michigan Strategic Fund (United Methodist Retirement Community, Inc.), Limited Obligation Revenue Refunding Bonds (Series 2019), 5.000%, 11/15/2034	539,100
500,000	Northview Michigan Public School District, UT GO Refunding Bonds, (Michigan School Bond Qualification and Loan Program GTD), 5.000%, 11/1/2025	610,130
Annual Shareholder Report
12

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—continued
$1,000,000	Oakland County, MI Building Authority (Oakland County, MI), LT GO Building Authority and Building Authority Refunding Bonds (Series 2020A), 5.000%, 11/1/2028	$1,331,410
500,000	Oakland-Macomb Interceptor Drain Drainage District, LT GO Bonds (Series 2020A), 5.000%, 7/1/2025	609,330
1,855,000	Orchard View, MI Schools, UT GO Bonds, (United States Treasury PRF 5/1/2021@100), 4.000%, 5/1/2022	1,901,616
1,000,000	Roseville, MI Community Schools, UT GO 2018 School Building and Site Bonds, (Michigan School Bond Qualification and Loan Program GTD), 5.000%, 5/1/2031	1,283,460
1,000,000	Royal Oak, MI Hospital Finance Authority (Beaumont Health Credit Group), Hospital Revenue Refunding Bonds (Series 2014D), 5.000%, 9/1/2023	1,130,380
1,670,000	Saginaw, MI Water Supply System, Revenue Bonds (Series 2011A), (Assured Guaranty Municipal Corp. INS), 4.750%, 7/1/2025	1,735,731
1,000,000	Saline, MI Area Schools, UT GO Refunding Bonds (Series 2018), (Michigan School Bond Qualification and Loan Program GTD), 5.000%, 5/1/2030	1,299,860
1,085,000	Southfield, MI Library Building Authority, Refunding LT GO Bonds, 5.000%, 5/1/2026	1,311,656
1,000,000	Southfield, MI, UT GO 2018 Street Improvement Bonds, 4.000%, 5/1/2029	1,194,360
250,000	University of Michigan (The Regents of), General Revenue Bonds (Series 2014A), 5.000%, 4/1/2024	292,090
1,000,000	University of Michigan (The Regents of), General Revenue Bonds (Series 2017A), 5.000%, 4/1/2027	1,291,330
2,000,000	University of Michigan (The Regents of), Revenue Bonds (Series 2018A), 4.000%, 4/1/2033	2,392,940
500,000	Utica, MI Community Schools, School Building & Site & Refunding UT GO Bonds (Series 2015), (Michigan School Bond Qualification and Loan Program GTD), 5.000%, 5/1/2029	598,565
2,000,000	Wayne County, MI Airport Authority, Airport Revenue Refunding Bonds (Series 2011A-B), 5.000%, 12/1/2021	2,112,260
500,000	West Bloomfield, MI School District, UT GO Public Improvement Bonds, (Assured Guaranty Municipal Corp. INS), 5.000%, 5/1/2029	630,465
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $69,053,908)	74,287,578
Annual Shareholder Report
13

Principal Amount			Value
	[1]	SHORT-TERM MUNICIPALS—4.2%
		Michigan—4.2%
$2,500,000		Michigan State Strategic Fund (Henry Ford Museum & Greenfield Village) Daily VRDNs, (Comerica Bank LOC), 0.030%, 9/1/2020	$2,500,000
700,000		Michigan Strategic Fund (Air Products & Chemicals, Inc.), (Series 2007) Daily VRDNs, 0.020%, 9/1/2020	700,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $3,200,000)	3,200,000
		TOTAL INVESTMENT IN SECURITIES—101.6% (IDENTIFIED COST $72,253,908)[2]	77,487,578
		OTHER ASSETS AND LIABILITIES - NET—(1.6)%[3]	(1,255,414)
		TOTAL NET ASSETS—100%	$76,232,164
Securities that are subject to the federal alternative minimum tax (AMT) represent 7.1% of the Fund’s portfolio as calculated based upon total market value (unaudited).
1
Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2
Also represents cost of investments for federal tax purposes.
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2020, all investments of the Fund utilized Level 2 inputs in valuing the Fund’s assets carried at fair value.
Annual Shareholder Report
14

The following acronyms are used throughout this portfolio:
AMBAC	—American Municipal Bond Assurance Corporation
GO	—General Obligation
GTD	—Guaranteed
INS	—Insured
LOC	—Letter of Credit
LT	—Limited Tax
PRF	—Pre-refunded
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.42	$10.92	$11.30	$11.54	$11.31
Income From Investment Operations:
Net investment income	0.25	0.27	0.25	0.25	0.28
Net realized and unrealized gain (loss)	0.05	0.53	(0.38)	(0.20)	0.26
TOTAL FROM INVESTMENT OPERATIONS	0.30	0.80	(0.13)	0.05	0.54
Less Distributions:
Distributions from net investment income	(0.25)	(0.27)	(0.25)	(0.25)	(0.28)
Distributions from net realized gain	(0.01)	(0.03)	—	(0.04)	(0.03)
TOTAL DISTRIBUTIONS	(0.26)	(0.30)	(0.25)	(0.29)	(0.31)
Net Asset Value, End of Period	$11.46	$11.42	$10.92	$11.30	$11.54
Total Return[1]	2.67%	7.46%	(1.11)%	0.52%	4.82%
Ratios to Average Net Assets:
Net expenses[2]	0.77%[3]	0.77%[3]	0.77%[3]	0.77%	0.75%
Net investment income	2.20%	2.42%	2.29%	2.27%	2.40%
Expense waiver/reimbursement[4]	0.32%	0.29%	0.21%	0.18%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$72,959	$78,276	$88,810	$110,912	$130,516
Portfolio turnover	11%	21%	19%	13%	12%
1
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.77%, 0.77% and 0.77% for the years ended August 31, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
4
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended August 31	2020[1,2]
Net Asset Value, Beginning of Period	$11.15
Income From Investment Operations:
Net investment income	0.09
Net realized and unrealized gain	0.31
TOTAL FROM INVESTMENT OPERATIONS	0.40
Less Distributions:
Distributions from net investment income	(0.09)
Net Asset Value, End of Period	$11.46
Total Return[3]	3.56%
Ratios to Average Net Assets:
Net expenses[4]	0.52%[5,6]
Net investment income	2.23%[5]
Expense waiver/reimbursement[7]	0.40%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,273
Portfolio turnover[8]	11%
1
Reflects operations for the period from April 28, 2020 (date of initial investment) to August 31, 2020.
2
Certain ratios included in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized gain/ loss amounts. Such differences are immaterial.
3
Total returns for periods of less than one year are not annualized.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
Computed on an annualized basis.
6
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.52% for the period ended August 31, 2020 after taking into account this expense reduction.
7
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
8
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended August 31, 2020.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities August 31, 2020

Assets:
Investment in securities, at value (identified cost $72,253,908)		$77,487,578
Cash		24,606
Income receivable		811,743
Receivable for shares sold		2,784
TOTAL ASSETS		78,326,711
Liabilities:
Payable for investments purchased	$1,915,360
Payable for shares redeemed	93,224
Income distribution payable	7,725
Payable for other service fees (Notes 2 and 5)	15,633
Payable for investment adviser fee (Note 5)	768
Payable for administrative fee (Note 5)	370
Accrued expenses (Note 5)	61,467
TOTAL LIABILITIES		2,094,547
Net assets for 6,653,791 shares outstanding		$76,232,164
Net Assets Consists of:
Paid-in capital		$70,630,674
Total distributable earnings		5,601,490
TOTAL NET ASSETS		$76,232,164
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($72,958,718 ÷ 6,368,091 shares outstanding), no par value, unlimited shares authorized		$11.46
Offering price per share (100/97.00 of $11.46)		$11.81
Redemption proceeds per share		$11.46
Institutional Shares:
Net asset value per share ($3,273,446 ÷ 285,700 shares outstanding), no par value, unlimited shares authorized		$11.46
Offering price per share		$11.46
Redemption proceeds per share		$11.46
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Operations Year Ended August 31, 2020

Investment Income:
Interest			$2,264,195
Expenses:
Investment adviser fee (Note 5)		$304,580
Administrative fee (Note 5)		59,375
Custodian fees		5,950
Transfer agent fees		38,834
Directors’/Trustees’ fees (Note 5)		2,161
Auditing fees		30,410
Legal fees		8,133
Other service fees (Notes 2 and 5)		188,540
Portfolio accounting fees		108,075
Share registration costs		47,289
Printing and postage		18,205
Miscellaneous (Note 5)		23,961
TOTAL EXPENSES		835,513
Waiver, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(245,972)
Reimbursement of other operating expenses (Note 5)	(1,334)
Reduction of custodian fees (Note 6)	(862)
TOTAL WAIVER, REIMBURSEMENT AND REDUCTION		(248,168)
Net expenses			587,345
Net investment income			1,676,850
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			367,090
Net change in unrealized appreciation of investments			(31,762)
Net realized and unrealized gain on investments			335,328
Change in net assets resulting from operations			$2,012,178
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Changes in Net Assets

Year Ended August 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,676,850	$1,932,206
Net realized gain	367,090	74,467
Net change in unrealized appreciation/depreciation	(31,762)	3,612,359
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,012,178	5,619,032
Distributions to Shareholders:
Class A Shares	(1,734,784)	(2,190,344)
Institutional Shares[1]	(16,245)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,751,029)	(2,190,344)
Share Transactions:
Proceeds from sale of shares	10,531,356	5,999,097
Net asset value of shares issued to shareholders in payment of distributions declared	1,614,773	1,877,512
Cost of shares redeemed	(14,451,173)	(21,839,316)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,305,044)	(13,962,707)
Change in net assets	(2,043,895)	(10,534,019)
Net Assets:
Beginning of period	78,276,059	88,810,078
End of period	$76,232,164	$78,276,059
1
The Fund’s Institutional Shares Class commenced operations on April 28, 2020.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
August 31, 2020
1. ORGANIZATION
Federated Hermes Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Hermes Michigan Intermediate Municipal Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. Interest income from the Fund’s investments may be subject to the federal AMT for individuals.
Prior to June 29, 2020, the name of the Trust and Fund were Federated Municipal Securities Income Trust and Federated Michigan Intermediate Municipal Trust, respectively.
The Fund’s Institutional Shares commenced operations on April 28, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
21

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
22

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver, reimbursement and reduction of $248,168 is disclosed in Note 5 and Note 6.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended August 31, 2020, the Fund incurred $188,540 of other service fees.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report
23

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	637,068	$7,200,724	544,726	$5,999,097
Shares issued to shareholders in payment of distributions declared	140,907	1,598,528	170,140	1,877,512
Shares redeemed	(1,265,451)	(14,363,837)	(1,994,240)	(21,839,316)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(487,476)	$(5,564,585)	(1,279,374)	$(13,962,707)

Period Ended August 31	2020[1]		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	291,892	$3,330,632	—	$—
Shares issued to shareholders in payment of distributions declared	1,417	16,245	—	—
Shares redeemed	(7,609)	(87,336)	—	—
NET CHANGE RESULTING FROM INSTITUTIONAL CLASS SHARE TRANSACTIONS	285,700	$3,259,541	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(201,776)	$(2,305,044)	(1,279,374)	$(13,962,707)
1
Reflects operations for the period from April 28, 2020 (date of initial investment) to August 31, 2020.
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2020 and 2019, was as follows:
	2020	2019
Tax-exempt income	$1,676,851	$1,931,778
Long-term capital gains	$74,178	$258,566
As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$730
Undistributed long-term capital gains	$367,090
Net unrealized appreciation	$5,233,670
At August 31, 2020, the cost of investments for federal tax purposes was $72,253,908. The net unrealized appreciation of investments for federal tax purposes was $5,233,670. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,267,225 and net unrealized depreciation from investments for those securities having an excess of cost over value of $33,555.
Annual Shareholder Report
24

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse other operating expenses. For the year ended August 31, 2020, the Adviser voluntarily waived $245,972 of its fee and voluntarily reimbursed $1,334 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Other Service Fees
For the year ended August 31, 2020, FSSC received $2,815 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2020, FSC did not retained any sales charges.
Interfund Transactions
During the year ended August 31, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $17,140,000 and $14,190,000, respectively. Net realized gain (loss) recognized on these transactions was $0.
Annual Shareholder Report
25

Expense Limitation
The Adviser and certain of its affiliates (which may include FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.77% and 0.52% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2020, the Fund’s expenses were reduced by $862 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2020, were as follows:
Purchases	$7,859,752
Sales	$10,647,090
8. CONCENTRATION OF RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2020, 33.3% of the securities in the Portfolio of Investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported by (backed) a letter of credit from any one institution or agency, was 14.0% of total investments.
Annual Shareholder Report
26

9. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of August 31, 2020, the Fund had no outstanding loans. During the year ended August 31, 2020, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2020, there were no outstanding loans. During the year ended August 31, 2020, the program was not utilized.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, workflow operations and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
12. FEDERATED Hermes TAX INFORMATION (UNAUDITED)
For the year ended August 31, 2020, the amount of long-term capital gain designated by the Fund was $74,178. For the fiscal year ended August 31, 2020, 100% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
Annual Shareholder Report
27

Report of Independent Registered Public Accounting Firm
To The Board of Trustees of Federated HERMES Municipal Securities Income Trust and Shareholders of Federated HERMES Michigan Intermediate Municipal FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Hermes Michigan Intermediate Municipal Fund (formerly, Federated Michigan Intermediate Municipal Trust) (the “Fund”), a portfolio of Federated Hermes Municipal Securities Income Trust (formerly Federated Municipal Securities Income Trust), as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report
28

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
October 23, 2020
Annual Shareholder Report
29

Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report
30

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2020	Ending Account Value 8/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,004.60	$3.88
Institutional Shares	$1,000	$1,035.60	$[2]1.82
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.27	$3.91
Institutional Shares	$1,000	$1,022.52	$[2]2.64
1
Expenses are equal to the Fund’s annualized net expenses ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized expense ratios are as follows:
Class A Shares	0.77%
Institutional Shares	0.52%
2
“Actual” expense information for the Fund’s Institutional Shares is for the period from April 28, 2020 (date of initial investment) to August 31, 2020. Actual expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 126/366 (to reflect the period from initial investment to August 31, 2020). “Hypothetical” expense information for Institutional Shares is presented on the basis of the full one-half-year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/366 (to reflect the full half-year period).
Annual Shareholder Report
31

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised four portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report
32

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Chairman and CEO, The Collins Group, Inc.
(a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, and Chairman of the Compensation Committee, KLX Energy
Services Holdings, Inc. (oilfield services); former Director of
KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report
33

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School
of Law; formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and
Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign
for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director,
Pennsylvania Bar Institute; Director, St. Vincent College; and Director
and Chair, North Catholic High School, Inc.

Annual Shareholder Report
34

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CNX Resources
Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and
Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report
35

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; President
and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products,
Inc. (distributor of portable construction heaters); President, Portable
Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report
36

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes, Inc. taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report
37

Evaluation and Approval of Advisory Contract–May 2020
Federated Michigan Intermediate Municipal Trust (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES MICHIGAN INTERMEDIATE MUNICIPAL FUND)
At its meetings in May 2020 (the “ May Meetings ” ), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “ Independent Trustees ” ), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings
Annual Shareholder Report
38

throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
Annual Shareholder Report
39

compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report
40

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
Annual Shareholder Report
41

though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the one-year and three-year periods was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the five-year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report
42

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board
Annual Shareholder Report
43

considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Annual Shareholder Report
44

Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from
Annual Shareholder Report
45

management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report
46

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Municipal Securities Income Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Michigan Intermediate Municipal Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
Annual Shareholder Report
47

addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report
48

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report
49

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Michigan Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923302
CUSIP 313923773
G01106-03 (10/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
August 31, 2020

Share Class | Ticker	A | FMOAX	B | FMOBX	C | FMNCX
	F | FHTFX	Institutional | FMYIX

Federated Hermes Municipal High Yield Advantage Fund
(formerly, Federated Municipal High Yield Advantage Fund)
Fund Established 1987

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes Municipal High Yield Advantage Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2019 through August 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Municipal High Yield Advantage Fund (the “Fund”), based on net asset value for the 12-month reporting period ended August 31, 2020, was -0.78% for Class A Shares, -1.51% for Class B Shares, -1.41% for Class C Shares, -0.77% for Class F Shares and -0.53% for Institutional Shares. The -0.53% total return of the Institutional Shares consisted of 3.78% of tax-exempt dividends and reinvestments and depreciation of -4.31% in the net asset value of the shares.1 The Fund’s broad-based securities market index, the S&P Municipal Bond Index (the “Main Index”), had a total return of 3.15% during the reporting period. The total return of the 25% S&P A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index (the “Blended Index”)2 was 2.22% during the reporting period. The total return of the Morningstar High Yield Muni Funds Average (MHYMFA),3 a peer group average for the Fund, was -0.10% during the reporting period. The Fund’s and the MHYMFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of any index.
During the reporting period, the Fund’s investment strategy focused on: (a) allocation of the Fund’s portfolio among securities of similar issuers (referred to as “sectors”); (b) selection of intermediate- to long-term, tax-exempt municipal bonds that typically yield more than short-term, tax-exempt municipal bonds due to the upward sloping yield curve; (c) credit quality;4 (d) active adjustment of the Fund’s duration5 (which indicates the portfolio’s sensitivity to changes in interest rates);6 and (e) security selection. These were the most significant factors affecting the Fund’s performance relative to the Blended Index during the reporting period.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the Blended Index.
Market OVERVIEW
During the reporting period, 10-year U.S. Treasury yields decreased from a high of 1.94% in November 2019 to a low of 0.51% in August 2020 and averaged 1.19%.
During most of the reporting period, economic activity in the U.S. expanded at a moderate pace. The slope of the U.S. Treasury curve was unusually flat by historical standards, which in the past has often been associated with a deterioration in future macroeconomic performance.
Annual Shareholder Report

Inflation was showing signs of picking up during the reporting period; however, it continued to run below the 2% target inflation rate of the Federal Reserve (the “Fed”). Inflation readings had been held down in 2019 due to factors such as the decline in oil prices, softer inflation abroad and appreciation in the dollar despite strengthening labor market conditions and rising input costs for industry.
The Fed’s decision to cut the federal funds target rate three times by ¼ of a percent each time during 2019 was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds target rate, changes in the Federal Open Market Committee’s (FOMC) indicators of maximum employment and a 2% inflation target were essential. The Fed reaffirmed that adjustments to the policy path would depend on assessments of how the economic outlook and risks to the outlook were evolving. Then, on March 3, 2020, with an unscheduled rate decision, the Fed reduced the federal funds target rate by  1∕2 of a percent and then again on March 16th by one percent to its 0-0.25% range in reaction to global developments concerning the coronavirus pandemic and its potential impacts on the economic outlook. The FOMC’s recent meeting minutes stated that the coronavirus outbreak has harmed communities and disrupted economic activity in many countries, including in the U.S. Global financial conditions have also been significantly affected. The Fed has remained at the 0-0.25% federal funds rate range through the end of the reporting period.
Available economic data showed that the U.S. economy came into this challenging period on a strong footing. Given the sizeable downward revision for 2020 Gross Domestic Product (GDP) growth, Fund management is more cautious overall now on municipal credit for the intermediate-term and has shifted to an underweight on municipal high yield. That is based on our expectation that these issuers–many already facing liquidity constraints and other financial issues–may be under increasing pressure over the coming months. We believe that high-grade municipals should fare better, but will likely be affected by such a sizeable GDP reduction, as it will factor into funding sources of all issuers in the municipal market.
Fund management believes that state and local governments will experience sizeable tax collection declines–especially from sales and income taxes–and at the same time will see increases in spending, particularly on public health. Some analysts expect state collections to decline on the order of 16%. We believe that revenues beyond taxes will decline in nearly all sectors for nearly all issuers. Of all the outstanding municipal securities, approximately 30% are general obligation (GO) bonds and 70% are revenue bonds. So, total funding shortfalls would be much higher than for GO bonds alone. State and local governments and nonprofits received some $400 billion of funding under the CARES Act signed into law by President Trump. We believe that still more may be needed–somewhere on the order of $150 billion to $300 billion for municipal market issuers.
Annual Shareholder Report

The $150 billion that state and local governments are set to receive from the CARES Act’s Coronavirus Relief Fund are meant to be used for coronavirus expense reimbursement rather than as a pure cash flow injection. Municipal issuers may also benefit from the $454 billion economic stabilization fund–anticipated to be leveraged by the Fed–established under the CARES Act. Under these provisions, the Fed is allowed, though not required, to purchase municipals directly from issuers, in the secondary market, or to make loans or loan guarantees. It does not provide free, direct funding to municipal issuers. We think that, absent support for the municipal debt market, state and local government budgets would be further stressed at the most inopportune time, particularly as revenues decline as a result of business closures and rising unemployment.
Credit was generally stable during most of the reporting period. The municipal bond market’s technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt in 2019 had been relatively comparable to previous periods, even though the ability to advance refund existing debt became disallowed. Flows from investors into intermediate, long and high-yield municipal bonds were positive for a significant portion of the reporting period but turned significantly negative once the coronavirus and its impact on the world economy became apparent.
As a result of the coronavirus pandemic, municipal credit quality is expected to be negatively impacted within every sector of the municipal bond market by the federal and state governments’ decisions to bring the U.S. economy to a virtual halt. State and local governments’ income and sales tax revenues will likely be reduced as a result of the layoffs and business closures throughout the country. Municipal transportation, healthcare, higher education and dedicated tax debt may be impaired to varying degrees by the virus’ impacts. A large number of credit downgrades can be expected within the municipal market. However, credit defaults are not anticipated to occur to any significant degree as social distancing recommendations and business closures are expected to be curtailed as the coronavirus subsides.
SECTOR allocation
During the reporting period, the Fund’s best-performing sectors were Multi-Family Housing, Local General Obligations, Water & Sewer and Pre-Refunded bonds. Lagging sectors included Life Care, Other Transportation and Other Revenue bonds. As a whole, performance due to the Fund’s sector allocations lagged behind the Blended Index during the reporting period.
Annual Shareholder Report

YIELD CURVE AND MATURITY
During the reporting period, the yield curve steepened, with rates on longer bonds falling much less than rates on shorter bonds. During the reporting period, the Fund’s distribution of maturities along the yield curve, relative to the Blended Index, contributed negatively to Fund performance. In particular, the Fund’s relative overweight allocation of bonds with less than two years duration were a drag on performance relative to the Blended Index.
CREDIT QUALITY
During the reporting period, the Fund increased its holdings in non-rated and non-investment grade bonds7 relative to the Blended Index and maintained an overweight toward credit. Given that spreads widened over the course of the reporting period, the contribution due to the Fund’s credit allocation was negative as compared to the Blended Index.
DURATION
As determined at the end of the reporting period, the Fund’s dollar-weighted average duration was 5.3 years, up from 5.0 years at the beginning of the reporting period. Duration management remained a significant component of the Fund’s investment strategy. Prior to April, 2020 the Fund’s modified duration was generally 1-10% short compared to the Blended Index. During the second quarter of 2020, the Fund’s duration was longer than the Blended Index, and since the end of the second quarter, its duration has been shorter than the Blended Index. Over the course of the reporting period, duration contributed positively to the Fund’s return relative to the Blended Index.
SECURITY SELECTION
Performance contribution from individual security selection lagged the Blended Index.
1
Income may be subject to state taxes, local taxes and the federal alternative minimum tax for individuals (AMT).
2
The Blended Index is being used for comparison purposes because, although it is not the Fund’s broad-based securities market index, the Fund’s investment adviser (the “Adviser”) believes it more closely reflects the market sectors in which the Fund invests. Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Main Index and the Blended Index.
3
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MHYMFA.
4
Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
5
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
6
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

7
Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund’s Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor’s, Moody’s Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Federated Hermes Municipal High Yield Advantage Fund (the “ Fund ” ) from August 31, 2010 to August 31, 2020, compared to the S&P Municipal Bond Index (Main Index),2 S&P 25% A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index, a custom blended index (Blended Index),3 and the Morningstar High Yield Muni Funds Average (MHYMFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of A $10,000 Investment
Growth of $10,000 as of August 31, 2020
■ The returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■ Total returns shown for Class F Shares include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge =$9,900) and the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 8/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-5.26%	3.06%	4.38%
Class B Shares	-6.78%	2.89%	4.22%
Class C Shares	-2.36%	3.27%	4.07%
Class F Shares	-2.67%	3.81%	4.75%
Institutional Shares[5]	-0.53%	4.29%	5.03%
Main Index	3.15%	3.95%	4.03%
Blended Index	2.22%	5.85%	5.81%
MHYMFA	-0.10%	4.43%	4.95%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than three years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Main Index, Blended Index and MHYMFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2
The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor’s Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The Main Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Main Index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3
The Blended Index is a custom blended index that represents, by market weighting, 25% of the A-rated and higher component of the Main Index, 25% of the BBB-rated component of the Main Index and 50% of the below investment grade (bonds with ratings of less than BBB-/Baa3) component of the Main Index, all with remaining maturities of three years or more. The Blended Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The Blended Index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5
The Fund’s Institutional Shares commenced operations on June 11, 2013. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for the Fund’s Class F Shares, adjusted to reflect the expenses of the Fund’s Institutional Shares for each year for which the Fund’s Institutional Shares expenses would have exceeded the actual expenses paid by the Fund’s Class F Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At August 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Dedicated Tax	13.3%
Primary/Secondary Education	11.6%
Senior Care	10.9%
Hospital	8.1%
Industrial Development Bond/Pollution Control Revenue Bond	7.7%
Incremental Tax	7.3%
Tobacco	6.7%
Airport	4.5%
Toll Road	4.3%
General Obligation- State	4.3%
Other[2]	20.3%
Other Assets and Liabilities—Net[3]	1.0%
TOTAL	100.0%
1
Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser.
2
For purposes of this table, sector classifications constitute 78.7% of the Fund’s total net assets. Remaining sectors have been aggregated under the designation “Other.”
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
August 31, 2020
Principal Amount			Value
		MUNICIPAL BONDS—97.7%
		Alabama—1.2%
$500,000	[1]	Huntsville, AL Special Care Facilities Financing Authority (Redstone Village), Retirement Facilities Revenue Bonds (Series 2011A), (Original Issue Yield: 7.625%), 7.500%, 1/1/2047	$322,820
1,500,000	[1]	Huntsville, AL Special Care Facilities Financing Authority (Redstone Village), Retirement Facility Revenue Bonds (Series 2007), (Original Issue Yield: 5.600%), 5.500%, 1/1/2043	967,095
2,000,000		Jefferson County, AL Sewer System, Senior Lien Sewer Revenue Current Interest Warrants (Series 2013-A), (Original Issue Yield: 5.650%), (Assured Guaranty Municipal Corp. INS), 5.500%, 10/1/2053	2,231,540
2,000,000		Jefferson County, AL Sewer System, Senior Lien Sewer Revenue Current Interest Warrants (Series 2013A), (Original Issue Yield: 5.450%), (Assured Guaranty Municipal Corp. INS), 5.250%, 10/1/2048	2,220,520
790,000	[2]	Tuscaloosa County, AL IDA (Hunt Refining Co.), Gulf Opportunity Zone Refunding Bonds (Series 2019A), 5.250%, 5/1/2044	876,924
		TOTAL	6,618,899
		Alaska—0.0%
1,000,000	[1,3]	Alaska Industrial Development and Export Authority (Boys & Girls Home & Family Services, Inc.), Community Provider Revenue Bonds (Series 2007C), 6.000%, 12/1/2036	50,000
		Arizona—2.8%
650,000	[2]	Arizona State Industrial Development Authority Education Revenue (Basis Schools, Inc. Obligated Group), (Series 2017D), 5.000%, 7/1/2051	687,284
500,000	[2]	Arizona State Industrial Development Authority Education Revenue (Basis Schools, Inc. Obligated Group), Education Revenue Bonds (Series 2017G), 5.000%, 7/1/2051	528,680
1,000,000	[2]	Arizona State Industrial Development Authority Education Revenue (Doral Academy of Nevada FMMR), Revenue Bonds (Series 2019A), 5.000%, 7/15/2049	1,038,120
1,750,000	[2]	Arizona State Industrial Development Authority Education Revenue (Pinecrest Academy of Nevada), Horizon, Inspirada and St. Rose Campus Education Revenue Bonds (Series 2018A), 5.750%, 7/15/2048	1,912,540
1,000,000	[2]	Maricopa County, AZ, IDA (Paradise Schools), Revenue Refunding Bonds, 5.000%, 7/1/2047	1,051,490
1,500,000		Phoenix, AZ IDA (GreatHearts Academies), Education Facility Revenue Bonds (Series 2014A), 5.000%, 7/1/2044	1,590,690
1,000,000		Phoenix, AZ IDA (GreatHearts Academies), Education Facility Revenue Bonds (Series 2016A), 5.000%, 7/1/2046	1,073,640
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Arizona—continued
$2,450,000		Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Bonds (Series 2019A), 4.000%, 1/1/2039	$2,957,322
3,000,000		Salt Verde Financial Corp., AZ, Senior Gas Revenue Bonds (Series 2007), (Original Issue Yield: 5.100%), (Citigroup, Inc. GTD), 5.000%, 12/1/2037	4,097,130
430,000	[2]	Verrado Community Facilities District No. 1, AZ, District GO Refunding Bonds (Series 2013A), 6.000%, 7/15/2027	450,932
		TOTAL	15,387,828
		California—6.1%
750,000	[2]	California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.125%, 7/1/2044	822,750
565,000	[2]	California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2015A), 5.000%, 7/1/2045	627,342
500,000	[2]	California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2017A), 5.000%, 7/1/2047	573,365
2,000,000		California State Municipal Finance Authority (LINXS APM Project), Senior Lien Revenue Bonds (Series 2018A), 5.000%, 6/1/2048	2,282,400
1,000,000	[2]	California State School Finance Authority Charter School Revenue (Bright Star Schools-Obligated Group), Charter School Revenue Bonds (Series 2017), 5.000%, 6/1/2037	1,076,940
500,000	[2]	California State School Finance Authority Charter School Revenue (Rocketship Public Schools), Revenue Bonds (Series 2017G), 5.000%, 6/1/2047	524,155
1,100,000	[2]	California State School Finance Authority Charter School Revenue (Summit Public Schools Obligated Group), (Series 2017), 5.000%, 6/1/2053	1,224,344
500,000		California State, Various Purpose GO Bonds, 4.000%, 4/1/2049	582,675
2,250,000	[2]	California Statewide Communities Development Authority (Loma Linda University Medical Center ), Revenue Bonds (Series 2016A), 5.000%, 12/1/2046	2,438,640
1,555,000		Community Facilities District No. 2016 of the County of Orange (CFD 2016-1 (Village of Esencia)), Special Tax Revenue Bonds (Series 2016A), 5.000%, 8/15/2046	1,742,440
1,000,000		Community Facilities District No. 2017 of the County of Orange (CFD 2017-1 (Village of Esencia)), Improvement Area No.1 Special Tax Revenue Bonds (Series 2018A), 5.000%, 8/15/2047	1,152,850
500,000		Corona-Norco USD Community Facilities District No. 98-1, CA, 2013 Special Tax Refunding Bonds, 5.000%, 9/1/2032	566,470
3,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds (Series 2013A), (Original Issue Yield: 6.400%), (United States Treasury PRF 1/15/2024@100), 6.000%, 1/15/2053	3,577,290
95,000		Irvine, CA (Irvine, CA Reassessment District No. 13-1), Limited Obligation Improvement Bonds, 5.000%, 9/2/2028	106,218
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	California—continued
$365,000	Irvine, CA (Irvine, CA Reassessment District No. 13-1), Limited Obligation Improvement Bonds, 5.000%, 9/2/2029	$407,723
180,000	Irvine, CA (Irvine, CA Reassessment District No. 13-1), Limited Obligation Improvement Bonds, 5.000%, 9/2/2030	200,570
1,300,000	Irvine, CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 4), Special Tax Bonds (Series 2016), 4.000%, 9/1/2049	1,374,958
1,000,000	Irvine, CA Community Facilities District No. 2013-3 (Great Park Improvement Area No.1), Special Tax Bonds (Series 2014), 5.000%, 9/1/2049	1,088,540
850,000	Los Angeles, CA Department of Airports (Los Angeles International Airport), Subordinate Revenue Bonds (Series 2017A), 5.000%, 5/15/2047	994,279
1,000,000	Los Angeles, CA Harbor Department, Revenue Refunding Bonds (Series 2014A), 5.000%, 8/1/2044	1,121,290
2,500,000	M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), (Citigroup, Inc. GTD), 7.000%, 11/1/2034	3,882,375
1,000,000	Palomar Health, CA Revenue, (Series 2016), 5.000%, 11/1/2039	1,135,650
480,000	Poway, CA Unified School District (Community Facilities District No. 6 (4S Ranch)), Special Tax Bonds (Series 2012), 5.000%, 9/1/2033	521,347
1,000,000	Roseville, CA Special Tax (Fiddyment Ranch CFD No. 1), Special Tax Refunding Revenue Bonds (Series 2017), 5.000%, 9/1/2034	1,165,950
1,250,000	San Buenaventura, CA (Community Memorial Health System), Revenue Bonds (Series 2011), 8.000%, 12/1/2031	1,331,287
500,000	San Francisco, CA City & County Redevelopment Financing Agency (Mission Bay South Redevelopment), Tax Allocation Refunding Bonds (Series 2016C), (National Public Finance Guarantee Corporation INS), 5.000%, 8/1/2041	581,045
1,200,000	Santa Margarita, CA Water District Community Facilities District No. 2013-1, Special Tax Bonds (Series 2013), (Original Issue Yield: 5.700%), 5.625%, 9/1/2043	1,300,404
990,000	Western Riverside Water & Wastewater Financing Authority, CA, Local Agency Revenue Refunding Bonds (Series 2016A), 5.000%, 9/1/2044	1,152,786
	TOTAL	33,556,083
	Colorado—7.0%
750,000	Arista, CO Metropolitan District, Special Revenue Refunding and Improvement Bonds (Series 2018A), 5.000%, 12/1/2038	773,423
1,000,000	Banning Lewis Ranch Metropolitan District No.4, LT GO Bonds (Series 2018A), 5.750%, 12/1/2048	1,039,730
1,000,000	Banning Lewis Ranch Regional Metropolitan District, LT GO Bonds (Series 2018A), 5.375%, 12/1/2048	1,026,840
1,500,000	Base Village Metropolitan District No. 2, LT GO Refunding Bonds (Series 2016A), 5.750%, 12/1/2046	1,549,965
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Colorado—continued
$2,750,000		Castle Oaks, CO Metropolitan District No. 3, LT GO Tax Refunding Bonds (Series 2017), 5.000%, 12/1/2037	$2,777,307
2,000,000		Central Platte Valley, CO Metropolitan District, GO Refunding Bonds (Series 2013A), 5.625%, 12/1/2038	2,131,260
1,250,000		Central Platte Valley, CO Metropolitan District, GO Refunding Bonds (Series 2013A), 6.000%, 12/1/2038	1,343,125
1,000,000	[2]	Colorado Educational & Cultural Facilities Authority (Loveland Classical School), School Improvement Revenue Bonds (Series 2016), 5.000%, 7/1/2036	1,020,190
1,625,000		Colorado Educational & Cultural Facilities Authority (Skyview Academy), Charter School Refunding & Improvement Revenue Bonds (Series 2014), 5.500%, 7/1/2049	1,661,400
1,000,000		Colorado Educational & Cultural Facilities Authority (University Lab School), Charter School Refunding & Improvement Revenue Bonds (Series 2015), (Original Issue Yield: 5.020%), 5.000%, 12/15/2045	1,078,000
1,500,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 5.000%, 1/1/2037	1,504,770
1,500,000		Copperleaf Metropolitan District No. 2, CO, LT GO Refunding Bonds (Series 2015), 5.750%, 12/1/2045	1,541,790
1,250,000		Denver Connection West Metropolitan District, LT GO Bonds (Series 2017A), 5.375%, 8/1/2047	1,282,887
1,000,000		Denver, CO City & County Department of Aviation (Denver, CO City & County Airport Authority), Airport System Revenue Bonds (Series 2018A), (Original Issue Yield: 4.070%), 4.000%, 12/1/2048	1,098,200
1,000,000		Denver, CO City & County Department of Aviation (Denver, CO City & County Airport Authority), Airport System Subordinate Revenue Bonds (Series 2018A), 4.000%, 12/1/2037	1,122,370
500,000		Denver, CO Convention Center Hotel Authority, Senior Revenue Refunding Bonds (Series 2016), 5.000%, 12/1/2040	530,660
1,000,000	[2]	Denver, CO Health & Hospital Authority, Revenue Refunding Bonds (Series 2017A), 5.000%, 12/1/2034	1,152,340
750,000		Eagle County, CO Air Terminal Corp., Revenue Refunding Bonds (Series 2011A), 6.000%, 5/1/2027	751,028
1,500,000		Lakes at Centerra Metropolitan District No. 2, LT GO Refunding and Improvement Bonds (Series 2018A), 5.125%, 12/1/2037	1,534,620
1,250,000		Leyden Rock Metropolitan District No. 10, CO, LT GO Refunding & Improvement Bonds (Series 2016A), 5.000%, 12/1/2045	1,281,188
2,500,000		North Range, CO Metropolitan District No. 2, LT GO and Special Revenue Refunding and Improvement Bonds (Series 2017A), 5.750%, 12/1/2047	2,597,500
2,000,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds (Series 2008), (Original Issue Yield: 6.630%), (Bank of America Corp. GTD), 6.250%, 11/15/2028	2,570,060
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Colorado—continued
$2,510,000		St. Vrain Lakes, CO Metropolitan District No.2, Limited Tax GO Senior Bonds (Series 2017A), 5.000%, 12/1/2037	$2,566,851
1,500,000		Sterling Ranch Community Authority Board, CO (Sterling Ranch Metropolitan District No. 2, CO), Limited Tax Supported Revenue Senior Bonds (Series 2015A), (Original Issue Yield: 5.830%), 5.750%, 12/1/2045	1,549,380
1,030,000		Tallyn’s Reach Metropolitan District No. 3, CO, LT GO Refunding & Improvement Bonds (Series 2013), 5.125%, 11/1/2038	1,048,859
2,000,000		Three Springs Metropolitan District No. 3, CO, Property Tax Supported Revenue Bonds (Series 2010), 7.750%, 12/1/2039	2,006,760
		TOTAL	38,540,503
		Connecticut—1.1%
1,000,000		Connecticut Development Authority (Bombardier, Inc.), Airport Facility Revenue Bonds, 7.950%, 4/1/2026	919,770
1,500,000		Connecticut State Special Transportation Fund, Special Tax Obligation Bonds Transportation Infrastructure Purpose (Series 2018B), 5.000%, 10/1/2038	1,854,105
1,000,000		Connecticut State Special Transportation Fund, Special Tax Obligation Bonds Transportation Infrastructure Purposes (Series 2020A), 4.000%, 5/1/2039	1,159,270
1,835,000	[2]	Mohegan Tribe of Indians of Connecticut Gaming Authority, Priority Distribution Payment Refunding Bonds (Series 2015C), (Original Issue Yield: 6.375%), 6.250%, 2/1/2030	1,986,773
		TOTAL	5,919,918
		Delaware—1.4%
1,350,000	[2]	Delaware Economic Development Authority (ASPIRA of Delaware Charter Operations, Inc.), Charter School Revenue Bonds (Series 2016A), 5.000%, 6/1/2051	1,384,438
3,000,000		Delaware Health Facilities Authority (Christiana Care Health Services), Revenue and Refunding Bonds (Series 2020A), 4.000%, 10/1/2049	3,407,430
3,000,000	[2]	Millsboro, DE Special Obligations (Plantation Lakes Special Development District), Special Tax Revenue Refunding Bonds (Series 2018), 5.125%, 7/1/2038	3,080,550
		TOTAL	7,872,418
		District of Columbia—2.4%
1,030,000		District of Columbia (KIPP DC), Revenue Bonds (Series 2013A), (United States Treasury PRF 7/1/2023@100), 6.000%, 7/1/2043	1,194,718
1,000,000		District of Columbia (KIPP DC), Revenue Bonds (Series 2019), 4.000%, 7/1/2039	1,085,060
2,000,000		District of Columbia Revenue (Friendship Public Charter School, Inc.), Revenue Bonds (Series 2012A), 5.000%, 6/1/2042	2,085,720
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		District of Columbia—continued
$1,000,000		District of Columbia Revenue (Friendship Public Charter School, Inc.), Revenue Bonds (Series 2016A), 5.000%, 6/1/2046	$1,094,080
1,000,000		District of Columbia Revenue (Ingleside at Rock Creek), Project Revenue Bonds (Series 2017A), (Original Issue Yield: 5.250%), 5.000%, 7/1/2052	907,130
1,000,000		Metropolitan Washington, DC Airports Authority, Airport System Revenue Refunding Bonds (Series 2018A), 5.000%, 10/1/2038	1,219,290
1,000,000		Metropolitan Washington, DC Airports Authority, Revenue Refunding Bonds (Series 2017A), 5.000%, 10/1/2047	1,180,450
3,000,000		Metropolitan Washington, DC Airports Authority, Revenue Refunding Bonds (Series 2019A), 5.000%, 10/1/2039	3,712,950
500,000		Washington Metropolitan Area Transit Authority, Dedicated Revenue Bonds (Series 2020A), 4.000%, 7/15/2045	587,325
		TOTAL	13,066,723
		Florida—5.1%
1,245,000		Alta Lakes, FL Community Development District, Special Assessment Bonds (Series 2019), 4.625%, 5/1/2049	1,297,564
140,000		Arborwood, FL Community Development District, Special Assessment Revenue Bonds (Series 2014A-1), (Original Issue Yield: 6.900%), 6.900%, 5/1/2036	141,375
3,000,000	[1,2,3]	Collier County, FL IDA (Arlington of Naples), Continuing Care Community Revenue Bonds (Series 2013A), (Original Issue Yield: 8.375%), 8.250%, 5/15/2049	2,250,000
1,000,000		Florida State Mid-Bay Authority, First Senior Lien Revenue Bonds (Series 2015A), 5.000%, 10/1/2040	1,121,780
1,000,000		Harbor Bay, FL Community Development District, Special Assessment District Area One (Series 2019A-1), (Original Issue Yield: 4.140%), 4.100%, 5/1/2048	1,037,760
555,000		Lakewood Ranch Stewardship District, FL (Indigo Expansion Area Project), Special Assessment Revenue Bonds (Series 2019), 4.000%, 5/1/2049	557,153
1,000,000		Lakewood Ranch Stewardship District, FL (Lakewood Centre North), Special Assessment Revenue Bonds (Series 2015), (Original Issue Yield: 4.960%), 4.875%, 5/1/2045	1,039,860
1,000,000		Lakewood Ranch Stewardship District, FL (Lakewood National & Polo Run), Special Assessment Bonds, (Original Issue Yield: 5.400%), 5.375%, 5/1/2047	1,085,160
1,000,000		Lakewood Ranch Stewardship District, FL (Northeast Sector Project—Phase 1B), Special Assessment Revenue Bonds (Series 2018), 5.450%, 5/1/2048	1,094,880
1,280,000		Lakewood Ranch Stewardship District, FL (Villages of Lakewood Ranch South), Special Assessment Revenue Bonds (Series 2016), (Original Issue Yield: 5.160%), 5.125%, 5/1/2046	1,370,189
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Florida—continued
$2,000,000		Lee County, FL IDA (Cypress Cove at Healthpark), Healthcare Facilities Refunding Revenue Bonds (Series 2012), 6.500%, 10/1/2047	$2,119,320
1,840,000		LT Ranch, FL CDD, Capital Improvement Revenue Bonds (Series 2019), 4.000%, 5/1/2050	1,846,808
1,000,000		Miami-Dade County, FL Aviation, Aviation Revenue Refunding Bonds (Series 2014A), 5.000%, 10/1/2036	1,124,460
745,000		Midtown Miami, FL Community Development District, Special Assessment & Revenue Refunding Bonds (Series 2014A), (Original Issue Yield: 5.250%), 5.000%, 5/1/2037	768,937
1,000,000		Palm Beach County, FL Health Facilities Authority (Sinai Residences of Boca Raton), Revenue Bonds (Series 2014A), (Original Issue Yield: 7.625%), 7.500%, 6/1/2049	1,064,600
1,405,000		Pinellas County, FL Educational Facilities Authority (Pinellas Preparatory Academy), Revenue Bonds (Series 2011A), (United States Treasury PRF 9/15/2021@100), 7.125%, 9/15/2041	1,499,247
145,000	[1,3]	Reunion East Community Development District, FL, Special Assessment Bonds (Series 2002A-1), 7.375%, 5/1/2033	1
40,000		Reunion East Community Development District, FL, Special Assessment Refunding Bonds (2015-1), 6.600%, 5/1/2033	40,317
1,000,000		Seminole County, FL IDA (Legacy Pointe at UCF), Retirement Facilities Revenue Bonds (Series 2019A), 5.750%, 11/15/2054	917,840
585,000		Southern Grove, FL Community Development District #5, Special Assessment District Revenue Refunding Bonds (Series 2019), 4.000%, 5/1/2043	595,278
495,000		Talavera, FL Community Development District, Capital Improvement Revenue Bonds (Series 2019), 4.350%, 5/1/2040	517,522
770,000		Talavera, FL Community Development District, Capital Improvement Revenue Bonds (Series 2019), 4.500%, 5/1/2050	802,502
1,000,000		Tolomato Community Development District, FL, Special Assessment Refunding Bonds (Series 2019C), 4.400%, 5/1/2040	1,036,420
1,000,000		Tolomato Community Development District, FL, Special Assessment Refunding Bonds Subordinate Lien (Series 2019A-2), 4.250%, 5/1/2037	1,035,310
290,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2015-1), 0.000%, (Step Coupon 11/1/2021@6.610%)/(Original Issue Yield: 6.930%), 5/1/2040	260,200
175,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2015-2), 0.000%, (Step Coupon 11/1/2024@6.610%)/(Original Issue Yield: 6.752%), 5/1/2040	121,300
190,000	[1,3]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2015-3), 6.610%, 5/1/2040	2
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Florida—continued
$155,000	[1,3]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 3), 6.550%, 5/1/2027	$2
70,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-4), 0.000%, (Step Coupon 5/1/2022@6.610%)/ (Original Issue Yield: 6.610%), 5/1/2040	54,538
990,000		Verandah West, FL Community Development District, Capital Improvement Revenue Refunding Bonds (Series 2013), (Original Issue Yield: 5.125%), 5.000%, 5/1/2033	1,023,076
2,000,000		Willow Walk, FL Community Development District, Special Assessment Bonds (Series 2015), 5.625%, 5/1/2045	2,125,120
		TOTAL	27,948,521
		Georgia—0.3%
1,000,000		Atlanta, GA Water & Wastewater, Revenue Refunding Bonds (Series 2015), 5.000%, 11/1/2040	1,175,800
500,000		Rockdale County, GA Development Authority (Pratt Paper, LLC), Revenue Refunding Bonds (Series 2018), 4.000%, 1/1/2038	522,275
		TOTAL	1,698,075
		Hawaii—0.2%
1,000,000		Hawaii State, Airports Systems Revenue Bonds (Series 2018A), 5.000%, 7/1/2048	1,176,890
		Idaho—0.4%
3,000,000		Idaho Health Facilities Authority (Terraces of Boise), Revenue Bonds (Series 2013A), (Original Issue Yield: 8.250%), 8.125%, 10/1/2049	2,003,010
		Illinois—10.9%
1,875,000		Chicago, IL Board of Education, UT GO Dedicated Refunding Bonds (Series 2018D), (Original Issue Yield: 5.210%), 5.000%, 12/1/2046	2,053,706
3,300,000		Chicago, IL Board of Education, UT GO Dedicated Revenue Bonds (Series 2017A), (Original Issue Yield: 7.650%), 7.000%, 12/1/2046	4,144,074
1,200,000		Chicago, IL Board of Education, UT GO Dedicated Revenue Bonds (Series 2017H), 5.000%, 12/1/2046	1,302,252
1,000,000		Chicago, IL Board of Education, UT GO Dedicated Revenue Refunding Bonds (Series 2018A), 5.000%, 12/1/2030	1,155,040
1,000,000		Chicago, IL Board of Education, UT GO Dedicated Revenue Refunding Bonds (Series 2018A), 5.000%, 12/1/2031	1,143,580
500,000		Chicago, IL Motor Fuel Tax, Motor Fuel Tax Revenue Refunding Bonds (Series 2013), (Assured Guaranty Municipal Corp. INS), 5.000%, 1/1/2033	548,000
1,125,000		Chicago, IL O’Hare International Airport (Trips Obligated Group), Senior Special Facilities Revenue Bonds (Series 2018), 5.000%, 7/1/2048	1,270,193
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Illinois—continued
$385,000	Chicago, IL O’Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2016B), 5.000%, 1/1/2041	$440,440
275,000	Chicago, IL O’Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011A), (Original Issue Yield: 5.940%), 5.750%, 1/1/2039	279,045
1,000,000	Chicago, IL Sales Tax, Revenue Refunding Bonds (Series 2002), (United States Treasury PRF 1/1/2025@100), 5.000%, 1/1/2032	1,200,630
1,250,000	Chicago, IL Water Revenue, Second Lien Water Revenue Bonds (Series 2014), 5.000%, 11/1/2044	1,377,825
3,000,000	Chicago, IL, UT GO Bonds (Series 2015A), (Original Issue Yield: 5.640%), 5.500%, 1/1/2033	3,287,790
2,500,000	Chicago, IL, UT GO Refunding Bonds (Series 2017A), (Original Issue Yield: 6.200%), 6.000%, 1/1/2038	2,879,575
1,250,000	Chicago, IL, UT GO Refunding Bonds (Series 2019A), 5.000%, 1/1/2044	1,366,000
314,000	DuPage County, IL (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 3/1/2036	314,402
2,000,000	Illinois Finance Authority (Admiral at the Lake), Revenue Refunding Bonds (Series 2017), 5.250%, 5/15/2042	1,874,380
800,000	Illinois Finance Authority (Dekalb Supportive Living Facility), Multi-Family Housing Revenue Bonds (Series 2007), 6.100%, 12/1/2041	700,160
1,100,000	Illinois Finance Authority (Lutheran Life Communities), Revenue Bonds (Series 2019A), 5.000%, 11/1/2040	1,159,455
1,250,000	Illinois Finance Authority (Noble Network of Charter Schools), Education Revenue Bonds (Series 2015), 5.000%, 9/1/2032	1,349,312
1,500,000	Illinois Finance Authority (Uno Charter School Network, Inc.), Charter School Refunding & Improvement Revenue Bonds (Series 2011A), 7.125%, 10/1/2041	1,554,030
1,100,000	Illinois Finance Authority Educational Facility Revenue (Rogers Park Montessori School Project), Senior Revenue Bonds (Series 2014A), 6.125%, 2/1/2045	1,155,583
1,700,000	Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds (Series 2019 A), 4.000%, 1/1/2039	1,945,548
8,000,000	Illinois State, GO Bonds (Series 2017D), 5.000%, 11/1/2028	8,974,880
2,000,000	Illinois State, UT GO Bonds (Series 2013A), 5.000%, 4/1/2035	2,087,240
2,025,000	Illinois State, UT GO Bonds (Series June 2013), (Original Issue Yield: 5.650%), 5.500%, 7/1/2038	2,139,696
1,485,000	Illinois State, UT GO Bonds (Series May 2014), 5.000%, 5/1/2023	1,594,756
1,000,000	Illinois State, UT GO Bonds (Series of February 2014), (Original Issue Yield: 5.040%), 5.000%, 2/1/2039	1,047,670
3,000,000	Illinois State, UT GO Rebuild Illinois Bonds (Series 2019B), 4.000%, 11/1/2035	3,102,930
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Illinois—continued
$3,000,000		Illinois State, UT GO Refunding Bonds (Series 2018B), 5.000%, 10/1/2030	$3,424,650
410,000		Illinois State, UT GO Refunding Bonds (Series May 2012), 5.000%, 8/1/2025	430,775
1,000,000		Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2015A), 5.000%, 6/15/2053	1,072,180
2,000,000		Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2015A), 5.500%, 6/15/2053	2,192,240
2,000,000	[4]	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2017A), (Original Issue Yield: 5.250%), 12/15/2056	407,840
1,000,000		Sales Tax Securitization Corp., IL, Sales Tax Revenue Bonds (Series 2017A), 5.000%, 1/1/2030	1,197,050
		TOTAL	60,172,927
		Indiana—1.5%
1,250,000	[1,3]	Carmel, IN (Barrington of Carmel), Revenue Bonds (Series 2012A), (Original Issue Yield: 7.200%), 7.125%, 11/15/2042	12,500
1,000,000	[1,3]	Carmel, IN (Barrington of Carmel), Revenue Bonds (Series 2012A), (Original Issue Yield: 7.300%), 7.125%, 11/15/2047	10,000
915,000		Indiana State Finance Authority (KIPP Indianapolis), Revenue Bonds (Series 2020A), 5.000%, 7/1/2055	973,414
4,000,000		Indiana State Finance Authority (Ohio River Bridges East End Crossing), Tax-Exempt Private Activity Bonds (Series 2013), 5.250%, 1/1/2051	4,284,640
1,000,000	[2]	Indiana State Finance Authority (Res Polyflow Indiana Project), Exempt Facility Revenue Bonds (Series 2019 Green Bonds), (Original Issue Yield: 7.125%), 7.000%, 3/1/2039	939,970
2,000,000		Rockport, IN (AK Steel Corp.), Revenue Refunding Bonds (Series 2012-A), 7.000%, 6/1/2028	1,815,720
		TOTAL	8,036,244
		Iowa—1.8%
950,478		Iowa Finance Authority (Deerfield Retirement Community, Inc.), Lifespace GTD Senior Living Facility Revenue Refunding Bonds (Series 2014A), 5.400%, 11/15/2046	1,001,053
206,686	[3]	Iowa Finance Authority (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2014B), 2.000%, 5/15/2056	2,584
995,000		Iowa Finance Authority (Iowa Fertilizer Co. LLC), Midwestern Disaster Area Revenue Bonds (Series 2013) Exchange Bonds (Series B) TOBs, 5.250%, Mandatory Tender 12/1/2037	1,044,412
3,000,000		Iowa Finance Authority (Iowa Fertilizer Co. LLC), Midwestern Disaster Area Revenue Bonds (Series 2013), (Original Issue Yield: 5.300%), 5.250%, 12/1/2025	3,137,130
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Iowa—continued
$3,750,000		Tobacco Settlement Financing Corp., IA, Tobacco Settlement Asset-Backed Bonds (Series 2005C), (Original Issue Yield: 5.780%), 5.500%, 6/1/2042	$3,805,237
1,060,000		Xenia Rural Water District, Water Revenue Refunding Capital Loan Notes (Series 2016), 5.000%, 12/1/2041	1,219,307
		TOTAL	10,209,723
		Kentucky—0.7%
1,250,000		Kentucky Economic Development Finance Authority (Miralea), Revenue Bonds (Series 2011A), (Original Issue Yield: 7.400%), (United States Treasury PRF 5/15/2021@100), 7.375%, 5/15/2046	1,311,663
1,000,000		Kentucky Economic Development Finance Authority (Miralea), Revenue Bonds (Series 2016A), 5.000%, 5/15/2046	913,610
2,000,000		Kentucky Economic Development Finance Authority (Miralea), Revenue Bonds (Series 2016A), 5.000%, 5/15/2051	1,787,360
		TOTAL	4,012,633
		Louisiana—0.9%
1,000,000		Calcasieu Parish, LA Memorial Hospital Service District (Lake Charles Memorial Hospital), Hospital Revenue Refunding Bonds (Series 2019), 5.000%, 12/1/2039	1,072,920
30,000		Louisiana Public Facilities Authority (Ochsner Clinic Foundation), Refunding Revenue Bonds (Series 2016), (United States Treasury PRF 5/15/2026@100), 5.000%, 5/15/2047	37,485
970,000		Louisiana Public Facilities Authority (Ochsner Clinic Foundation), Refunding Revenue Bonds (Series 2016), 5.000%, 5/15/2047	1,095,547
1,000,000		St. James Parish, LA (NuStar Logistics LP), Revenue Bonds (Series 2008) TOBs, 6.100%, Mandatory Tender 6/1/2030	1,180,460
1,500,000		Tobacco Settlement Financing Corp., LA, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2013A), 5.250%, 5/15/2035	1,616,820
		TOTAL	5,003,232
		Maine—0.8%
1,000,000		Maine Health & Higher Educational Facilities Authority (Eastern Maine Healthcare Systems Obligated Group), Revenue Bonds (Series 2016A), 5.000%, 7/1/2046	1,076,490
1,335,000		Maine Health & Higher Educational Facilities Authority (MaineGeneral Medical Center), Revenue Bonds (Series 2011), 7.500%, 7/1/2032	1,380,644
2,000,000	[2]	Maine State Finance Authority Solid Waste Disposal (Casella Waste Systems, Inc.), Revenue Bonds (Series 2005R-3), 5.250%, 1/1/2025	2,216,540
		TOTAL	4,673,674
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Maryland—1.7%
$500,000		Baltimore, MD (Harbor Point), Special Obligation Refunding Bonds (Series 2016), (Original Issue Yield: 5.160%), 5.125%, 6/1/2043	$511,060
955,000		Baltimore, MD Special Obligation (East Baltimore Research Park), Special Obligation Revenue Refunding Bonds (Series 2017A), 5.000%, 9/1/2038	999,723
1,965,000		Frederick County, MD (Jefferson Technology Park), Tax Increment & Special Tax B Limited Obligation Bonds (Series 2013B), (Original Issue Yield: 7.300%), 7.125%, 7/1/2043	1,876,516
1,060,000		Maryland State Economic Development Corp. (CONSOL Energy, Inc.), Port Facilities Refunding Revenue Bonds (Series 2010), 5.750%, 9/1/2025	1,062,862
200,000		Maryland State Economic Development Corp. (Ports America Chesapeake, Inc.), Transportation Facilities Revenue Refunding Bonds (Series 2017A), 5.000%, 6/1/2032	228,092
450,000		Maryland State Economic Development Corp. (Ports America Chesapeake, Inc.), Transportation Facilities Revenue Refunding Bonds (Series 2017A), 5.000%, 6/1/2035	506,403
1,000,000	[2]	Prince Georges County, MD (Westphalia Town Center), Special Obligation Revenue Bonds (Series 2018), (Original Issue Yield: 5.330%), 5.250%, 7/1/2048	1,051,200
1,000,000		Prince Georges County, MD Revenue Authority (Suitland-Naylor Road Project), Special Obligation Bonds (Series 2016), 5.000%, 7/1/2046	1,047,570
1,000,000		Rockville, MD Mayor & City Council Economic Development Revenue (Ingleside at King Farm), (Series 2017B), 5.000%, 11/1/2047	962,560
1,000,000		Westminster, MD (Lutheran Village at Miller’s Grant, Inc.), Revenue Bonds (Series 2014A), (Original Issue Yield: 6.300%), 6.250%, 7/1/2044	1,042,650
		TOTAL	9,288,636
		Massachusetts—0.8%
2,000,000		Massachusetts Development Finance Agency (Mass General Brigham), Revenue Refunding Bonds (Series 2016Q), 5.000%, 7/1/2047	2,342,080
1,000,000	[2]	Massachusetts Development Finance Agency (Newbridge on the Charles), Revenue Refunding Bonds (Series 2017), 5.000%, 10/1/2057	1,062,370
800,000		Massachusetts Development Finance Agency (Tufts Medical Center), Revenue Bonds (Series 2011I), (United States Treasury PRF 1/1/2021@100), 7.250%, 1/1/2032	818,512
		TOTAL	4,222,962
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Michigan—2.1%
$1,000,000		Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Sewage Disposal System), Senior Lien Revenue Bonds (Series 2014 C-7), (National Public Finance Guarantee Corporation INS), 5.000%, 7/1/2032	$1,149,570
1,000,000		Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Water Supply System), Senior Lien Revenue Bonds (Series 2014 D-6), (National Public Finance Guarantee Corporation INS), 5.000%, 7/1/2036	1,141,860
2,000,000		Michigan State Finance Authority Revenue (Public Lighting Authority ), Local Government Loan Program Revenue Bonds (Series 2014B), 5.000%, 7/1/2044	2,107,660
5,000,000		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds (Series 2007A), (Original Issue Yield: 6.250%), 6.000%, 6/1/2048	5,024,700
1,500,000		Plymouth, MI Educational Center Charter School, Public School Academy Revenue Refunding Bonds, Series 2005, 5.625%, 11/1/2035	916,245
1,000,000		University of Michigan (The Regents of), General Revenue Bonds (Series 2015), 5.000%, 4/1/2040	1,202,830
		TOTAL	11,542,865
		Minnesota—2.6%
750,000		Baytown Township, MN (St. Croix Preparatory Academy), Charter School Lease Revenue Refunding Bonds (Series 2016A), 4.000%, 8/1/2041	757,462
1,100,000		Baytown Township, MN (St. Croix Preparatory Academy), Charter School Lease Revenue Refunding Bonds (Series 2016A), 4.250%, 8/1/2046	1,117,798
2,000,000		Duluth, MN EDA (St. Luke’s Hospital of Duluth Obligated Group), Health Care Facilities Revenue Bonds (Series 2012), 6.000%, 6/15/2039	2,116,420
1,700,000		Forest Lake, MN (Lakes International Language Academy), Charter School Lease Revenue Bonds (Series 2014A), 5.750%, 8/1/2044	1,796,101
1,000,000		Forest Lake, MN (Lakes International Language Academy), Charter School Lease Revenue Bonds (Series 2018A), 5.375%, 8/1/2050	1,082,960
3,000,000	[2]	Minneapolis, MN Charter School Lease Revenue (Twin Cities International School), (Series 2017A), (Original Issue Yield: 5.150%), 5.000%, 12/1/2047	3,118,020
2,000,000		St. Cloud, MN Charter School (Stride Academy), Lease Revenue Bonds (Series 2016A), 5.000%, 4/1/2046	1,360,000
2,000,000		St. Paul and Ramsey County, MN Housing and Redevelopment Authority (Twin Cities Academy), Charter School Lease Revenue Bonds (Series 2015A), 5.375%, 7/1/2050	2,107,920
325,000		Winona, MN Port Authority (Bluffview Montessori School Project), Lease Revenue Bonds (Series 2016A), 4.500%, 6/1/2036	315,689
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Minnesota—continued
$750,000		Winona, MN Port Authority (Bluffview Montessori School Project), Lease Revenue Bonds (Series 2016A), 4.750%, 6/1/2046	$732,518
		TOTAL	14,504,888
		Mississippi—0.2%
945,000		Warren County, MS Gulf Opportunity Zone (International Paper Co.), Gulf Opportunity Zone Bonds (Series 2011A), 5.375%, 12/1/2035	989,699
		Missouri—0.8%
1,000,000		Kansas City, MO IDA, Airport Special Obligation Bonds (Kansas City International Airport Terminal Modernization Project) Series 2019B, 5.000%, 3/1/2035	1,225,670
2,000,000	[2]	Kansas City, MO Redevelopment Authority (Kansas City Convention Center Headquarters Hotel CID), Revenue Bonds (Series 2018B), (Original Issue Yield: 5.079%), 5.000%, 2/1/2050	2,078,980
1,000,000		Kirkwood, MO IDA (Aberdeen Heights Project), Retirement Community Revenue Bonds (Series 2017A), 5.250%, 5/15/2050	1,006,650
		TOTAL	4,311,300
		Montana—0.4%
900,000		Kalispell, MT Housing and Healthcare Facilities (Immanuel Lutheran Corp.), Revenue Bonds (Series 2017A), 5.250%, 5/15/2047	893,538
1,250,000		Kalispell, MT Housing and Healthcare Facilities (Immanuel Lutheran Corp.), Revenue Bonds (Series 2017A), 5.250%, 5/15/2052	1,221,588
		TOTAL	2,115,126
		Nebraska—1.1%
2,500,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3) (Series 2012), (Goldman Sachs Group, Inc. GTD), 5.250%, 9/1/2037	2,702,325
2,500,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3) (Series 2017A), (Goldman Sachs Group, Inc. GTD), 5.000%, 9/1/2042	3,469,900
		TOTAL	6,172,225
		Nevada—1.3%
905,000	[2]	Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada CS), Charter School Revenue Bonds (Series 2017A), 5.000%, 7/15/2047	935,725
1,000,000	[2]	Director of the State of Nevada Department of Business and Industry (Somerset Academy of Las Vegas), Charter School Lease Revenue Bonds (Series 2018A), 5.000%, 12/15/2048	1,008,240
985,000		Las Vegas, NV (Summerlin Village 24 SID No. 812), Local Improvement Bonds (Series 2015), 5.000%, 12/1/2035	1,037,451
500,000		Las Vegas, NV (Summerlin Village 25 SID No. 815), Local Improvement Bonds (Series 2020), 5.000%, 12/1/2049	527,355
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Nevada—continued
$1,500,000		Las Vegas, NV Redevelopment Agency, Tax Increment Revenue Refunding Bonds (Series 2016), 5.000%, 6/15/2045	$1,662,765
1,250,000		Las Vegas, NV Special Improvement District No. 814 (Summerlin Villages 21 & 24A), Local Improvement Bonds (Series 2019), 4.000%, 6/1/2049	1,250,300
695,000		North Las Vegas, NV Special Improvement District No. 64 (Valley Vista), Local Improvement Bonds (Series 2019), 4.625%, 6/1/2049	707,600
		TOTAL	7,129,436
		New Hampshire—0.2%
100,000		National Finance Authority, NH (Covanta Energy Corp.), Resource Recovery Revenue Refunding Bonds (Series 2020B) TOBs, 3.750%, Mandatory Tender 7/2/2040	100,347
1,500,000	[2]	New Hampshire Health and Education Facilities Authority (Hillside Village), Revenue Bonds (Series 20017A), (Original Issue Yield: 6.375%), 6.125%, 7/1/2052	1,153,395
		TOTAL	1,253,742
		New Jersey—3.8%
180,000		New Jersey EDA (New Jersey State), School Facilities Construction Bonds (Series 2015 WW), (United States Treasury PRF 6/15/2025@100), 5.250%, 6/15/2040	222,500
3,075,000		New Jersey EDA (New Jersey State), School Facilities Construction Bonds (Series 2015 WW), 5.250%, 6/15/2040	3,406,731
500,000		New Jersey EDA (New Jersey State), School Facilities Construction Refunding Bonds (Series 2018EEE), 5.000%, 6/15/2043	578,595
3,000,000		New Jersey EDA (New Jersey State), School Facilities Construction Revenue Refunding Bonds (Series 2013NN), 5.000%, 3/1/2030	3,217,410
1,335,000		New Jersey EDA (Port Newark Container Terminal LLC), Special Facilities Revenue and Refunding Bonds (Series 2017), 5.000%, 10/1/2047	1,444,790
1,000,000		New Jersey EDA (UMM Energy Partners LLC), Energy Facility Revenue Bonds (Series 2012A), (Original Issue Yield: 5.190%), 5.125%, 6/15/2043	1,053,740
2,500,000		New Jersey EDA (United Airlines, Inc.), Special Facility Revenue Bonds (Series 1999), 5.250%, 9/15/2029	2,557,225
1,280,000		New Jersey EDA Motor Vehicle Surcharge Revenue, Subordinate Revenue Refunding Bonds (Series 2017A), 5.000%, 7/1/2033	1,447,514
1,000,000		New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation System Bonds (Series 2018A), 5.000%, 12/15/2034	1,171,660
500,000		South Jersey Port Corp., Subordinate Marine Terminal Revenue Bonds (Series 2017B), 5.000%, 1/1/2048	544,290
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New Jersey—continued
$4,610,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Subordinate Refunding Bonds (Series 2018B), 5.000%, 6/1/2046	$5,219,119
		TOTAL	20,863,574
		New Mexico—0.6%
1,000,000		New Mexico State Hospital Equipment Loan Council (Gerald Champion Regional Medical Center), Hospital Improvement and Refunding Revenue Bonds (Series 2012A), (Original Issue Yield: 5.700%), 5.500%, 7/1/2042	1,057,860
2,000,000	[2]	Winrock Town Center, NM Tax Increment Development District 1, Senior Lien Gross Receipts Tax Increment Bonds (Series 2015), (Original Issue Yield: 6.120%), 6.000%, 5/1/2040	2,008,580
		TOTAL	3,066,440
		New York—4.3%
1,000,000	[2]	Build NYC Resource Corporation (Albert Einstein School of Medicine, Inc.), Revenue Bonds (Series 2015), 5.500%, 9/1/2045	1,079,920
5,000,000	[4]	Glen Cove, NY Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation Revenue Bonds (Series 2016B), (Original Issue Yield: 6.000%), 1/1/2045	1,514,350
1,550,000		Glen Cove, NY Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Revenue Bonds (Series 2016A), (Original Issue Yield: 5.080%), 5.000%, 1/1/2056	1,596,484
20,000		Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), (United States Treasury PRF 2/15/2021@100), 5.750%, 2/15/2047	20,503
1,975,000		Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Revenue Bonds (Series 2013E), 5.000%, 11/15/2043	2,058,720
1,000,000		Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Green Bonds (Series 2020C-1), 5.000%, 11/15/2050	1,102,950
1,000,000	[2]	Monroe County, NY IDC (True North Rochester Preparatory Charter School), Charter School Revenue Bonds (Series 2020A), 5.000%, 6/1/2059	1,144,710
1,500,000		Nassau County, NY IDA (Amsterdam at Harborside), Continuing Care Retirement Community Fixed Rate Revenue Bonds (Series 2014A), 6.700%, 1/1/2049	1,112,325
605,539		Nassau County, NY IDA (Amsterdam at Harborside), Continuing Care Retirement Community Fixed Rate Revenue Bonds (Series 2014C), 2.000%, 1/1/2049	60,554
500,000		New York City, NY Transitional Finance Authority, Future Tax Secured Subordinate Bonds (Series 2020C-1), 4.000%, 5/1/2045	578,435
1,000,000		New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds (Series 201A-2B), 5.000%, 6/1/2051	1,030,110
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$1,000,000	[2]	New York Liberty Development Corporation (3 World Trade Center), Revenue Bonds (Series 2014 Class 2), 5.375%, 11/15/2040	$1,054,980
1,000,000		New York State Power Authority, Revenue Bonds (Series 2020A), 4.000%, 11/15/2060	1,165,000
1,500,000		New York State Thruway Authority (New York State Thruway Authority—General Revenue), General Revenue Junior Indebtedness Obligations (Series 2019B), 4.000%, 1/1/2039	1,748,385
2,445,000		New York Transportation Development Corporation (American Airlines, Inc.), Special Facility Revenue Refunding Bonds (Series 2016), 5.000%, 8/1/2026	2,453,998
455,000		New York Transportation Development Corporation (American Airlines, Inc.), Special Facility Revenue Refunding Bonds (Series 2016), 5.000%, 8/1/2031	453,467
1,000,000		New York Transportation Development Corporation (Delta Air Lines, Inc.), LaGuardia Airport Terminals Special Facilities Revenue Bonds (Series 2018), 5.000%, 1/1/2033	1,088,460
1,000,000		Niagara Area Development Corporation, NY (Covanta Energy Corp.), Solid Waste Disposal Facility Revenue Refunding Bonds (Series 2018A), 4.750%, 11/1/2042	1,033,090
2,500,000		Port Authority of New York and New Jersey (JFK International Air Terminal LLC), Special Project Bonds (Series 8), (Original Issue Yield: 6.150%), 6.000%, 12/1/2042	2,530,375
1,000,000		TSASC, Inc. NY, Tobacco Settlement Asset Backed Senior Refunding Bonds (Series 2017A), 5.000%, 6/1/2041	1,127,160
		TOTAL	23,953,976
		North Carolina—1.0%
2,250,000		North Carolina Department of Transportation (I-77 HOT Lanes), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.000%, 6/30/2054	2,384,392
1,000,000		North Carolina Medical Care Commission (United Methodist Retirement Homes), Revenue Refunding Bonds (Series 2017A), 5.000%, 10/1/2037	1,063,380
1,000,000		North Carolina Medical Care Commission (United Methodist Retirement Homes), Revenue Refunding Bonds (Series 2017A), 5.000%, 10/1/2047	1,052,370
1,000,000		North Carolina Medical Care Commission (Whitestone Project), Retirement Facilities First Mortgage Revenue Bonds (Series 2011A), (Original Issue Yield: 8.000%), (United States Treasury PRF 3/1/2021@100), 7.750%, 3/1/2041	1,035,500
		TOTAL	5,535,642
		Ohio—4.1%
1,000,000		American Municipal Power-Ohio, Inc. (American Municipal Power, Prairie State Energy Campus Project), Refunding Revenue Bonds (Series 2015A), 5.000%, 2/15/2039	1,117,410
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Ohio—continued
$8,000,000		Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2020B-2 Class 2), 5.000%, 6/1/2055	$8,786,320
20,000,000	[4]	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Senior Capital Appreciation Refunding Bonds (Series 2020B-3 Class 2), (Original Issue Yield: 5.625%), 6/1/2057	2,901,000
1,000,000		Cuyahoga County, OH Hospital Authority (MetroHealth System), Hospital Revenue Bonds (Series 2017), 5.500%, 2/15/2057	1,152,610
2,000,000		Muskingum County, OH (Genesis Healthcare Corp.), Hospital Facilities Revenue Bonds (Series 2013), (Original Issue Yield: 5.080%), 5.000%, 2/15/2044	2,073,980
1,800,000	[2]	Ohio Air Quality Development Authority (AMG Vanadium LLC), Exempt Facilities Revenue Bonds (Series 2019), 5.000%, 7/1/2049	1,832,040
1,000,000		Ohio Air Quality Development Authority (Pratt Paper, LLC), Exempt Facilities Revenue Bonds (Series 2017), 4.500%, 1/15/2048	1,059,090
1,125,000		Ohio State Hospital Revenue (University Hospitals Health System, Inc.), Hospital Revenue Bonds (Series 2016A), 5.000%, 1/15/2041	1,284,941
1,000,000		Ohio State Hospital Revenue (University Hospitals Health System, Inc.), Revenue Bonds (Series 2020A), 4.000%, 1/15/2050	1,121,530
1,000,000		Ohio State Treasurer Private Activity (Portsmouth Gateway Group LLC), Revenue Bonds (Series 2015), 5.000%, 6/30/2053	1,115,900
		TOTAL	22,444,821
		Oklahoma—1.0%
3,000,000		Oklahoma Development Finance Authority (OU Medicine), Hospital Revenue Bonds (Series 2018B), 5.500%, 8/15/2057	3,510,840
1,750,000		Tulsa, OK Industrial Authority (Montereau, Inc.), Senior Living Community Revenue Refunding Bonds (Series 2017), 5.250%, 11/15/2045	1,837,553
		TOTAL	5,348,393
		Oregon—0.4%
440,000		Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst, Inc.), Senior Living Revenue Bonds (Series 2018A), 5.000%, 5/15/2038	462,189
635,000		Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst, Inc.), Senior Living Revenue Bonds (Series 2018A), 5.000%, 5/15/2043	662,108
400,000		Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst, Inc.), Senior Living Revenue Bonds (Series 2018A), 5.000%, 5/15/2048	415,188
500,000		Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst, Inc.), Senior Living Revenue Bonds (Series 2018A), 5.000%, 5/15/2052	517,805
		TOTAL	2,057,290
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—4.2%
$3,715,000		Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.000%, 5/1/2042	$3,858,622
2,000,000		Bucks County, PA IDA (School Lane Charter School), (Series 2016A), 5.125%, 3/15/2046	2,195,720
500,000		Butler County, PA Hospital Authority (Butler Health System), Hospital Revenue Bonds (Series 2015A), 5.000%, 7/1/2035	549,660
1,200,000		Chester County, PA IDA (Avon Grove Charter School ), Revenue Bonds (Series 2017A), 5.000%, 12/15/2047	1,317,036
800,000		Chester County, PA IDA (Avon Grove Charter School ), Revenue Bonds (Series 2017A), 5.000%, 12/15/2051	875,840
1,000,000		Clairton Municipal Authority, PA, Sewer Revenue Bonds (Series 2012B), (Original Issue Yield: 5.050%), 5.000%, 12/1/2042	1,070,440
1,000,000		Geisinger Authority, PA Health System, Health System Revenue Bonds (Series 2020A), 4.000%, 4/1/2050	1,141,140
1,250,000		Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.000%, 12/31/2038	1,413,987
2,000,000		Pennsylvania EDFA (National Gypsum Co.), Exempt Facilities Refunding Revenue Bonds (Series 2014), 5.500%, 11/1/2044	2,052,140
1,000,000		Philadelphia, PA Authority for Industrial Development (Global Leadership Academy Charter School), Revenue Bonds (Series 2010), 6.375%, 11/15/2040	1,004,340
1,205,000		Philadelphia, PA Authority for Industrial Development (New Foundations Charter School), Revenue Bonds (Series 2012), (United States Treasury PRF 12/15/2022@100), 6.625%, 12/15/2041	1,374,037
790,000		Philadelphia, PA Authority for Industrial Development (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 7/1/2035	790,198
500,000		Philadelphia, PA School District, GO Bonds (Series 2019A), (Pennsylvania School District Intercept Program GTD), 4.000%, 9/1/2039	574,105
1,000,000		Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2017A), 5.000%, 10/1/2052	1,208,050
3,000,000		Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2020A), 5.000%, 11/1/2045	3,838,890
		TOTAL	23,264,205
		Puerto Rico—3.8%
4,000,000	[1,3]	Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2010XX-RSA-1), 5.250%, 7/1/2040	2,755,000
995,000	[1,3]	Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2012A-RSA-1), 5.050%, 7/1/2042	684,062
310,000	[1,3]	Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2013A-RSA-1), 7.000%, 7/1/2033	218,163
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Puerto Rico—continued
$195,000	[1,3]	Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2013A-RSA-1), 7.000%, 7/1/2040	$137,231
2,500,000	[1,3]	Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2013A-RSA-1), 7.000%, 7/1/2043	1,759,375
9,340,000		Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A), (Original Issue Yield: 5.154%), 5.000%, 7/1/2058	9,948,968
2,000,000		Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A-1), 4.750%, 7/1/2053	2,097,080
3,000,000		Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A-2), 4.784%, 7/1/2058	3,152,430
		TOTAL	20,752,309
		Rhode Island—0.6%
500,000		Rhode Island State Health and Educational Building Corp. (Lifespan Obligated Group), Hospital Financing Revenue Refunding Bonds (Series 2016), 5.000%, 5/15/2039	550,495
2,730,000		Tobacco Settlement Financing Corp., RI, Tobacco Settlement Asset-Backed Bonds (Series 2015B), 5.000%, 6/1/2050	2,935,624
		TOTAL	3,486,119
		South Carolina—0.6%
1,000,000		Berkeley County, SC (Nexton Improvement District), Assessment Revenue Bonds (Series 2019), (Original Issue Yield: 4.280%), 4.250%, 11/1/2040	1,005,770
1,000,000		South Carolina Jobs-EDA (South Carolina Episcopal Home at Still Hopes), Residential Care Facilities Revenue Bonds (Series 2017), 5.000%, 4/1/2047	1,053,180
1,000,000		South Carolina Jobs-EDA (South Carolina Episcopal Home at Still Hopes), Residential Care Facilities Revenue Bonds (Series 2017), 5.000%, 4/1/2052	1,051,420
		TOTAL	3,110,370
		South Dakota—0.4%
1,000,000		Sioux Falls, SD Health Facilities Revenue (Dow Rummel Village), (Series 2017), (Original Issue Yield: 5.050%), 5.000%, 11/1/2042	1,018,510
1,000,000		Sioux Falls, SD Health Facilities Revenue (Dow Rummel Village), (Series 2017), (Original Issue Yield: 5.200%), 5.125%, 11/1/2047	1,019,770
		TOTAL	2,038,280
		Tennessee—1.5%
1,200,000		Blount County, TN Health and Educational Facilities Board (Asbury, Inc.), Revenue Refunding and Improvement Bonds (Series 2016A), 5.000%, 1/1/2047	820,584
4,000,000		Greenville, TN Health and Educational Facilities Board (Ballad Health), Hospital Revenue Bonds (Series 2018A), 5.000%, 7/1/2037	4,804,480
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Tennessee—continued
$500,000	Metropolitan Nashville Tennessee Airport Authority, Subordinate Airport Revenue Bonds (Series 2019B), 4.000%, 7/1/2049	$552,715
2,000,000	Metropolitan Nashville Tennessee Airport Authority, Subordinate Airport Revenue Bonds (Series 2019B), 4.000%, 7/1/2054	2,194,380
	TOTAL	8,372,159
	Texas—8.4%
1,100,000	Arlington, TX Higher Education Finance Corp. (Uplift Education), Revenue Bonds (Series 2016A), 5.000%, 12/1/2046	1,198,791
500,000	Austin, TX Airport System, Airport System Revenue Bonds (Series 2014), 5.000%, 11/15/2044	559,075
250,000	Austin, TX Convention Center Enterprises, Inc., Convention Center Hotel First Tier Revenue Refunding Bonds (Series 2017A), 5.000%, 1/1/2034	254,950
250,000	Austin, TX Convention Center Enterprises, Inc., Convention Center Hotel Second Tier Revenue Refunding Bonds (Series 2017B), 5.000%, 1/1/2034	237,503
1,000,000	Board of Managers, Joint Guadalupe County-City of Seguin, TX, Hospital Mortgage Revenue Refunding & Improvement Bonds (Series 2015), (Original Issue Yield: 5.080%), 5.000%, 12/1/2045	1,035,130
1,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Refunding Bonds (Series 2016), 5.000%, 1/1/2046	1,145,700
2,000,000	Clifton Higher Education Finance Corporation, TX (Idea Public Schools ), 6.000%, 8/15/2043	2,216,780
750,000	Clifton Higher Education Finance Corporation, TX (Idea Public Schools ), Education Revenue Bonds (Series 2011), (Original Issue Yield: 6.000%), (United States Treasury PRF 8/15/2021@100), 5.750%, 8/15/2041	788,565
500,000	Clifton Higher Education Finance Corporation, TX (Idea Public Schools ), Education Revenue Bonds (Series 2012), 5.000%, 8/15/2042	524,185
1,000,000	Clifton Higher Education Finance Corporation, TX (Idea Public Schools ), Revenue Bonds (Series 2014), (Texas Permanent School Fund Guarantee Program GTD), 5.000%, 8/15/2039	1,140,730
2,000,000	Clifton Higher Education Finance Corporation, TX (Uplift Education), Revenue Bonds (Series 2015A), 5.000%, 12/1/2050	2,136,120
2,000,000	Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding Bonds (Series 2020A), 4.000%, 11/1/2034	2,392,960
1,500,000	Decatur, TX Hospital Authority (Wise Regional Health System), Hospital Revenue Bonds (Series 2014A), (Original Issue Yield: 5.300%), 5.250%, 9/1/2044	1,613,340
515,000	Decatur, TX Hospital Authority (Wise Regional Health System), Revenue Bonds, 6.375%, 9/1/2042	554,361
1,110,000	Grand Parkway Transportation Corp., TX, Subordinate Tier Toll Revenue Bonds (Series 2013B TELA Supported), (United States Treasury PRF 10/1/2023@100), 5.250%, 10/1/2051	1,278,720
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$1,500,000		Houston, TX Airport System (United Airlines, Inc.), Special Facilities Revenue & Refunding Bonds (Series 2011), (Original Issue Yield: 6.875%), 6.625%, 7/15/2038	$1,526,460
500,000		Houston, TX Airport System (United Airlines, Inc.), Special Facilities Revenue Refunding Bonds (Series 2014), (Original Issue Yield: 4.900%), 4.750%, 7/1/2024	511,250
1,000,000		Houston, TX Airport System (United Airlines, Inc.), Special Facilities Revenue Refunding Bonds (Series 2014), (Original Issue Yield: 5.150%), 5.000%, 7/1/2029	1,035,310
1,000,000		Houston, TX Airport System, Subordinate Lien Revenue Refunding Bonds (Series 2012A), 5.000%, 7/1/2032	1,061,450
535,000		Houston, TX Higher Education Finance Corp. (Cosmos Foundation, Inc.), Education Revenue Bonds (Series 2011A), (United States Treasury PRF 5/15/2021@100), 6.875%, 5/15/2041	559,829
1,500,000		Irving, TX Hospital Authority (Baylor Scott & White Medical Center, Irving), Hospital Revenue Bonds (Series 2017A), 5.000%, 10/15/2044	1,728,255
2,000,000		La Vernia, TX Higher Education Finance Corporation (Meridian World School), Education Revenue Bonds (Series 2015A), 5.500%, 8/15/2045	2,104,160
1,500,000	[2]	Mission, TX Economic Development Corporation (Natgasoline), Senior Lien Revenue Bonds (Series 2018), (Original Issue Yield: 4.716%), 4.625%, 10/1/2031	1,585,770
2,000,000		New Hope Cultural Education Facilities Finance Corporation (Longhorn Village), Retirement Facilities Revenue Bonds (Series 2017), 5.000%, 1/1/2042	2,146,900
700,000		New Hope Cultural Education Facilities Finance Corporation (MRC Crestview), Retirement Facility Revenue Bonds (Series 2016), 5.000%, 11/15/2046	718,333
1,000,000		New Hope Cultural Education Facilities Finance Corporation (MRC Langford), Retirement Facilities Revenue Bonds (Series 2016A), (Original Issue Yield: 5.530%), 5.500%, 11/15/2052	782,860
600,000		North Texas Tollway Authority, First Tier Revenue Refunding Bonds (Series 2016A), 5.000%, 1/1/2039	703,770
2,000,000		Red River, TX HFDC (MRC The Crossings), Retirement Facility Revenue Bonds (Series 2014A), 8.000%, 11/15/2049	2,154,060
1,500,000	[1,3]	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community), Retirement Facility Revenue Bonds (Series 2015A Fixed Rate Bonds), 5.500%, 11/15/2045	975,000
2,655,000		Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living-Ventana Project), Retirement Facility Revenue Bonds (Series 2017A), (Original Issue Yield: 6.770%), 6.750%, 11/15/2052	2,860,231
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$1,500,000		Tarrant County, TX Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks Project), Retirement Facilities Revenue Bonds (Series 2020A), 6.875%, 11/15/2055	$1,500,330
2,000,000		Texas Private Activity Bonds Surface Transportation Corporation (Blueridge Transportation Group, LLC SH 288 Toll Lanes), Senior Lien Revenue Bonds (Series 2016), 5.000%, 12/31/2050	2,099,600
2,680,000		Texas State Transportation Commission (Central Texas Turnpike System), Second Tier Revenue Refunding Bonds (Series 2015-C), 5.000%, 8/15/2042	2,990,800
545,000		Texas State Transportation Commission (State Highway 249 System), First Tier Toll Revenue Bonds (Series 2019A), 5.000%, 8/1/2057	625,061
1,500,000		Texas Water Development Board, State Revolving Fund Revenue Bonds (Series 2018), 4.000%, 8/1/2036	1,770,315
		TOTAL	46,516,654
		Utah—0.6%
1,000,000		Salt Lake City, UT Airport Revenue, Airport Revenue Bonds (Series 2018A), 5.000%, 7/1/2048	1,183,130
2,000,000	[2]	Utah State Charter School Finance Authority (Freedom Academy Foundation), Charter School Revenue Refunding Bonds (Series 2017), 5.250%, 6/15/2037	2,193,220
		TOTAL	3,376,350
		Vermont—0.2%
1,000,000	[2]	Vermont EDA (Casella Waste Systems, Inc.), Solid Waste Disposal Revenue Bonds (Series 2013) TOBs, 4.625%, Mandatory Tender 4/3/2028	1,108,070
		Virginia—1.9%
1,800,000		Chesapeake Bay Bridge & Tunnel District, VA, First Tier General Resolution Revenue Bonds (Series 2016), 5.000%, 7/1/2051	2,034,486
1,500,000	[2]	Embrey Mill Community Development Authority, VA, Special Assessment Revenue Bonds (Series 2015), 5.600%, 3/1/2045	1,547,040
1,380,000		Mosaic District CDA, VA, Revenue Bonds (Series 2011A), (Original Issue Yield: 6.930%), 6.875%, 3/1/2036	1,401,114
1,000,000		Norfolk, VA Redevelopment and Housing Authority (Harbor’s Edge), Fort Norfolk Retirement Community Revenue Bond (Series 2019B), 5.250%, 1/1/2054	1,039,360
4,250,000		Tobacco Settlement Financing Corp., VA, Tobacco Settlement Asset-Backed Bonds (Series 2007B-1), (Original Issue Yield: 5.120%), 5.000%, 6/1/2047	4,270,995
370,000		Virginia Small Business Financing Authority (Covanta Energy Corp.), Solid Waste Disposal Revenue Bonds (Series 2018) TOBs, 5.000%, Mandatory Tender 7/1/2038	383,501
		TOTAL	10,676,496
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Washington—2.4%
$1,000,000		Port of Seattle, WA IDC (Delta Air Lines, Inc.), Special Facilities Revenue Refunding Bonds (Series 2012), (Original Issue Yield: 5.310%), 5.000%, 4/1/2030	$1,027,360
5,000,000	[2,5]	Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226B) MUNINVs, 6.307%, 1/1/2047	6,435,750
1,000,000		Washington State Health Care Facilities Authority (Virginia Mason Medical Center), Revenue Bonds (Series 2017), 5.000%, 8/15/2037	1,112,980
1,000,000	[2]	Washington State Housing Finance Commission (Heron’s Key Senior Living), Nonprofit Housing Revenue Bonds (Series 2015A), (Original Issue Yield: 7.050%), 7.000%, 7/1/2050	1,071,520
1,000,000	[2]	Washington State Housing Finance Commission (Heron’s Key Senior Living), Nonprofit Housing Revenue Bonds (Series 2015A), 7.000%, 7/1/2045	1,075,920
2,500,000	[2]	Washington State Housing Finance Commission (Rockwood Retirement Communities), Nonprofit Housing Revenue & Refunding Revenue Bonds (Series 2014A), 7.500%, 1/1/2049	2,679,025
		TOTAL	13,402,555
		Wisconsin—2.1%
3,000,000	[2]	Public Finance Authority, WI (American Dream at Meadowlands), Limited Obligation PILOT Revenue Bonds (Series 2017), 7.000%, 12/1/2050	2,596,110
1,375,000	[2]	Public Finance Authority, WI (Eno River Academy), Charter School Revenue Bonds (Series 2020A), 5.000%, 6/15/2054	1,447,765
750,000		Public Finance Authority, WI (Mountain Island Charter School), Education Revenue Refunding Bonds (Series 2017), 5.000%, 7/1/2047	796,942
1,000,000		Public Finance Authority, WI (Mountain Island Charter School), Education Revenue Refunding Bonds (Series 2017), 5.000%, 7/1/2052	1,061,080
1,000,000		Public Finance Authority, WI (National Gypsum Co.), Exempt Facilities Refunding Revenue Bonds (Series 2016), 4.000%, 8/1/2035	950,250
3,000,000	[2]	Public Finance Authority, WI (Southminster), Retirement Facilities First Mortgage Revenue Bonds (Series 2018), 5.000%, 10/1/2048	3,039,690
800,000		Wisconsin State HEFA (ProHealth Care, Inc.), Revenue Refunding Bonds (Series 2015), 5.000%, 8/15/2039	892,528
1,000,000		Wisconsin State HEFA (St. Camillus Health System, Inc.), Revenue Bonds (Series 2019A), 5.000%, 11/1/2046	1,040,200
		TOTAL	11,824,565
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $513,739,895)	538,676,448
Annual Shareholder Report

Principal Amount			Value
	[5]	SHORT-TERM MUNICIPALS—1.3%
		Georgia—0.2%
$800,000		Monroe County, GA Development Authority (Gulf Power Co.), (Series 2019) Daily VRDNs, 0.120%, 9/1/2020	$800,000
		Kentucky—0.1%
400,000		Louisville & Jefferson County, KY Regional Airport Authority (UPS Worldwide Forwarding, Inc. Project), (1999 Series B) Daily VRDNs, (United Parcel Service, Inc. GTD), 0.030%, 9/1/2020	400,000
		Michigan—0.3%
1,350,000		Michigan State Strategic Fund (Henry Ford Museum & Greenfield Village) Daily VRDNs, (Comerica Bank LOC), 0.030%, 9/1/2020	1,350,000
200,000		Michigan Strategic Fund (Air Products & Chemicals, Inc.), (Series 2007) Daily VRDNs, 0.020%, 9/1/2020	200,000
		TOTAL	1,550,000
		New York—0.3%
650,000		New York City, NY Transitional Finance Authority, (Subseries E-4) Daily VRDNs, (JPMorgan Chase Bank, N.A. LIQ), 0.020%, 9/1/2020	650,000
1,240,000		New York State Mortgage Agency, (Series 144) Daily VRDNs, (Bank of America N.A. LIQ), 0.050%, 9/1/2020	1,240,000
		TOTAL	1,890,000
		Ohio—0.4%
2,050,000		Ohio State Higher Educational Facility Commission (Cleveland Clinic), (Series 2013B-2) Daily VRDNs, (Bank of New York Mellon, N.A. LIQ), 0.030%, 9/1/2020	2,050,000
		Pennsylvania—0.0%
200,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority (Children’s Hospital of Philadelphia), (Series 2002-B) Daily VRDNs, (Wells Fargo Bank, N.A. LIQ), 0.010%, 9/1/2020	200,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $6,890,000)	6,890,000
		TOTAL INVESTMENT IN SECURITIES—99.0% (IDENTIFIED COST $520,629,895)[6]	545,566,448
		OTHER ASSETS AND LIABILITIES - NET—1.0%[7]	5,585,025
		TOTAL NET ASSETS—100%	$551,151,473
Securities that are subject to the federal alternative minimum tax (AMT) represent 12.0% of the Fund’s portfolio as calculated based upon total market value (unaudited).
1
Security in default.
2
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2020, these restricted securities amounted to $70,172,347, which represented 12.7% of total net assets.
3
Non-income-producing security.
4
Zero coupon bond.
Annual Shareholder Report

5
Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
6
The cost of investments for federal tax purposes amounts to $520,267,679.
7
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2020, all investments of the Fund utilized Level 2 inputs in valuing the Fund’s assets carried at fair value.
The following acronyms are used throughout this portfolio:
CDA	—Community Development Authority
EDA	—Economic Development Authority
EDFA	—Economic Development Finance Authority
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFDC	—Health Facility Development Corporation
IDA	—Industrial Development Authority
IDC	—Industrial Development Corporation
INS	—Insured
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LT	—Limited Tax
MUNINVs	—Municipal Inverse Floater
PILOT	—Payment in Lieu of Taxes
PRF	—Pre-refunded
SID	—Special Improvement District
TELA	—Toll Equity Loan Agreement
TOBs	—Tender Option Bonds
USD	—Unified School District
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.30	$8.88	$8.98	$9.28	$8.86
Income From Investment Operations:
Net investment income	0.33[1]	0.33[1]	0.34[1]	0.35	0.37
Net realized and unrealized gain (loss)	(0.41)	0.43	(0.10)	(0.30)	0.42
TOTAL FROM INVESTMENT OPERATIONS	(0.08)	0.76	0.24	0.05	0.79
Less Distributions:
Distributions from net investment income	(0.32)	(0.34)	(0.34)	(0.35)	(0.37)
Net Asset Value, End of Period	$8.90	$9.30	$8.88	$8.98	$9.28
Total Return[2]	(0.78)%	8.76%	2.71%	0.67%	9.17%
Ratios to Average Net Assets:
Net expenses[3]	0.89%[4]	0.89%[4]	0.90%[4]	0.89%	0.89%
Net investment income	3.69%	3.77%	3.81%	3.96%	4.12%
Expense waiver/reimbursement[5]	0.15%	0.16%	0.15%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$204,461	$218,050	$222,108	$221,586	$270,092
Portfolio turnover	27%	11%	24%	24%	10%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.89%, 0.89%, and 0.90% for the years ended August 31, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.29	$8.87	$8.97	$9.27	$8.85
Income From Investment Operations:
Net investment income	0.26[1]	0.27[1]	0.27[1]	0.32	0.31
Net realized and unrealized gain (loss)	(0.40)	0.42	(0.11)	(0.34)	0.42
TOTAL FROM INVESTMENT OPERATIONS	(0.14)	0.69	0.16	(0.02)	0.73
Less Distributions:
Distributions from net investment income	(0.26)	(0.27)	(0.26)	(0.28)	(0.31)
Net Asset Value, End of Period	$8.89	$9.29	$8.87	$8.97	$9.27
Total Return[2]	(1.51)%	7.96%	1.92%	(0.09)%	8.35%
Ratios to Average Net Assets:
Net expenses[3]	1.64%[4]	1.64%[4]	1.65%[4]	1.64%	1.64%
Net investment income	2.93%	3.02%	3.05%	3.21%	3.38%
Expense waiver/reimbursement[5]	0.15%	0.16%	0.15%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,744	$4,622	$6,504	$9,446	$12,241
Portfolio turnover	27%	11%	24%	24%	10%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.64%, 1.64% and 1.65% for the years ended August 31, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.29	$8.87	$8.97	$9.28	$8.85
Income From Investment Operations:
Net investment income	0.26[1]	0.27[1]	0.27[1]	0.29	0.31
Net realized and unrealized gain (loss)	(0.39)	0.42	(0.10)	(0.32)	0.43
TOTAL FROM INVESTMENT OPERATIONS	(0.13)	0.69	0.17	(0.03)	0.74
Less Distributions:
Distributions from net investment income	(0.26)	(0.27)	(0.27)	(0.28)	(0.31)
Net Asset Value, End of Period	$8.90	$9.29	$8.87	$8.97	$9.28
Total Return[2]	(1.41)%	7.97%	1.94%	(0.20)%	8.47%
Ratios to Average Net Assets:
Net expenses[3]	1.64%[4]	1.64%[4]	1.65%[4]	1.64%	1.64%
Net investment income	2.93%	3.01%	3.06%	3.21%	3.37%
Expense waiver/reimbursement[5]	0.15%	0.16%	0.15%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$31,350	$48,130	$50,262	$68,461	$77,213
Portfolio turnover	27%	11%	24%	24%	10%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.64%, 1.64% and 1.65% for the years ended August 31, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.30	$8.88	$8.98	$9.28	$8.86
Income From Investment Operations:
Net investment income	0.33[1]	0.33[1]	0.34[1]	0.35	0.37
Net realized and unrealized gain (loss)	(0.41)	0.42	(0.10)	(0.30)	0.42
TOTAL FROM INVESTMENT OPERATIONS	(0.08)	0.75	0.24	0.05	0.79
Less Distributions:
Distributions from net investment income	(0.32)	(0.33)	(0.34)	(0.35)	(0.37)
Net Asset Value, End of Period	$8.90	$9.30	$8.88	$8.98	$9.28
Total Return[2]	(0.77)%	8.76%	2.71%	0.66%	9.17%
Ratios to Average Net Assets:
Net expenses[3]	0.89%[4]	0.89%[4]	0.90%[4]	0.89%	0.89%
Net investment income	3.69%	3.76%	3.81%	3.96%	4.12%
Expense waiver/reimbursement[5]	0.15%	0.16%	0.15%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$182,765	$195,691	$194,464	$207,266	$213,796
Portfolio turnover	27%	11%	24%	24%	10%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.89%, 0.89% and 0.90% for the years ended August 31, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.29	$8.87	$8.97	$9.27	$8.85
Income From Investment Operations:
Net investment income	0.35[1]	0.36[1]	0.36[1]	0.37	0.40
Net realized and unrealized gain (loss)	(0.40)	0.42	(0.10)	(0.30)	0.42
TOTAL FROM INVESTMENT OPERATIONS	(0.05)	0.78	0.26	0.07	0.82
Less Distributions:
Distributions from net investment income	(0.35)	(0.36)	(0.36)	(0.37)	(0.40)
Net Asset Value, End of Period	$8.89	$9.29	$8.87	$8.97	$9.27
Total Return[2]	(0.53)%	9.04%	2.97%	0.92%	9.45%
Ratios to Average Net Assets:
Net expenses[3]	0.64%[4]	0.64%[4]	0.65%[4]	0.64%	0.64%
Net investment income	3.93%	4.01%	4.06%	4.21%	4.35%
Expense waiver/reimbursement[5]	0.15%	0.16%	0.15%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$129,832	$155,444	$155,902	$137,235	$106,699
Portfolio turnover	27%	11%	24%	24%	10%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.64%, 0.64% and 0.65% for the years ended August 31, 2020, 2019 and 2018, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities August 31, 2020

Assets:
Investment in securities, at value (identified cost $520,629,895)		$545,566,448
Cash		58,812
Income receivable		7,122,728
Receivable for shares sold		295,867
TOTAL ASSETS		553,043,855
Liabilities:
Payable for investments purchased	$1,500,000
Payable for shares redeemed	149,113
Payable for other service fees (Notes 2 and 5)	91,517
Payable for portfolio accounting fees	60,183
Payable for distribution services fee (Note 5)	21,932
Payable for investment adviser fee (Note 5)	6,542
Payable for administrative fee (Note 5)	2,528
Accrued expenses (Note 5)	60,567
TOTAL LIABILITIES		1,892,382
Net assets for 61,922,981 shares outstanding		$551,151,473
Net Assets Consists of:
Paid-in capital		$567,037,845
Total distributable earnings (loss)		(15,886,372)
TOTAL NET ASSETS		$551,151,473
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($204,460,715 ÷ 22,961,084 shares outstanding), no par value, unlimited shares authorized	$8.90
Offering price per share (100/95.50 of $8.90)	$9.32
Redemption proceeds per share	$8.90
Class B Shares:
Net asset value per share ($2,743,802 ÷ 308,529 shares outstanding), no par value, unlimited shares authorized	$8.89
Offering price per share	$8.89
Redemption proceeds per share (94.50/100 of $8.89)	$8.40
Class C Shares:
Net asset value per share ($31,350,455 ÷ 3,524,015 shares outstanding), no par value, unlimited shares authorized	$8.90
Offering price per share	$8.90
Redemption proceeds per share (99.00/100 of $8.90)	$8.81
Class F Shares:
Net asset value per share ($182,764,946 ÷ 20,526,812 shares outstanding), no par value, unlimited shares authorized	$8.90
Offering price per share (100/99.00 of $8.90)	$8.99
Redemption proceeds per share (99.00/100 of $8.90)	$8.81
Institutional Shares:
Net asset value per share ($129,831,555 ÷ 14,602,541 shares outstanding), no par value, unlimited shares authorized	$8.89
Offering price per share	$8.89
Redemption proceeds per share	$8.89
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations Year Ended August 31, 2020

Investment Income:
Interest			$26,704,183
Expenses:
Investment adviser fee (Note 5)		$3,495,620
Administrative fee (Note 5)		451,940
Custodian fees		23,806
Transfer agent fees		316,496
Directors’/Trustees’ fees (Note 5)		4,943
Auditing fees		35,201
Legal fees		7,417
Distribution services fee (Note 5)		338,683
Other service fees (Notes 2 and 5)		1,099,268
Portfolio accounting fees		153,804
Share registration costs		82,856
Printing and postage		40,100
Miscellaneous (Notes 5)		31,953
TOTAL EXPENSES		6,082,087
Waiver and Reduction:
Waiver of investment adviser fee (Note 5)	$(886,927)
Reduction of custodian fees (Note 6)	(850)
TOTAL WAIVER AND REDUCTION		(887,777)
Net expenses			5,194,310
Net investment income			21,509,873
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(6,593,668)
Net change in unrealized appreciation of investments			(22,202,051)
Net realized and unrealized gain (loss) on investments			(28,795,719)
Change in net assets resulting from operations			$(7,285,846)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended August 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$21,509,873	$22,432,320
Net realized gain (loss)	(6,593,668)	565,669
Net change in unrealized appreciation/depreciation	(22,202,051)	26,696,442
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(7,285,846)	49,694,431
Distributions to Shareholders:
Class A Shares	(7,504,837)	(7,920,068)
Class B Shares	(108,370)	(160,766)
Class C Shares	(1,195,711)	(1,414,248)
Class F Shares	(6,804,830)	(7,121,493)
Institutional Shares	(5,530,624)	(5,886,961)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(21,144,372)	(22,503,536)
Share Transactions:
Proceeds from sale of shares	91,102,578	99,194,910
Net asset value of shares issued to shareholders in payment of distributions declared	19,604,834	20,629,956
Cost of shares redeemed	(153,063,019)	(154,318,080)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(42,355,607)	(34,493,214)
Change in net assets	(70,785,825)	(7,302,319)
Net Assets:
Beginning of period	621,937,298	629,239,617
End of period	$551,151,473	$621,937,298
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
August 31, 2020
1. ORGANIZATION
Federated Hermes Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of the Federated Hermes Municipal High Yield Advantage Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide a high level of current income which is generally exempt from the federal regular income tax. Interest income from the Fund’s investments may be subject to the federal AMT for individuals and state and local taxes.
On March 30, 2017, the Fund’s T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
Prior to June 29, 2020, the name of the Trust and Fund were Federated Municipal Securities Income Trust and Federated Municipal High Yield Advantage Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other
Annual Shareholder Report

available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reduction of $887,777 is disclosed in Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended August 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$517,307
Class B Shares	9,384
Class C Shares	103,510
Class F Shares	469,067
TOTAL	$1,099,268
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities held at August 31, 2020, is as follows:
Security	Acquisition Date	Acquisition Cost	Market Value
Arizona State Industrial Development Authority Education Revenue (Basis Schools, Inc. Obligated Group), (Series 2017D), 5.000%, 7/1/2051	10/12/2017	$ 662,768	$ 687,284
Arizona State Industrial Development Authority Education Revenue (Basis Schools, Inc. Obligated Group), Education Revenue Bonds (Series 2017G), 5.000%, 7/1/2051	12/15/2017	$ 516,036	$ 528,680
Arizona State Industrial Development Authority Education Revenue (Doral Academy of Nevada FMMR), Revenue Bonds (Series 2019A), 5.000%, 7/15/2049	4/3/2019	$ 1,044,039	$ 1,038,120
Arizona State Industrial Development Authority Education Revenue (Pinecrest Academy of Nevada), Horizon, Inspirada and St. Rose Campus Education Revenue Bonds (Series 2018A), 5.750%, 7/15/2048	12/14/2018	$ 1,802,530	$ 1,912,540
Build NYC Resource Corporation (Albert Einstein School of Medicine, Inc.), Revenue Bonds (Series 2015), 5.500%, 9/1/2045	1/14/2016	$ 1,000,000	$ 1,079,920
California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.125%, 7/1/2044	6/13/2014	$ 750,000	$ 822,750
California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2015A), 5.000%, 7/1/2045	8/27/2015	$ 579,589	$ 627,342
Annual Shareholder Report

Security	Acquisition Date	Acquisition Cost	Market Value
California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2017A), 5.000%, 7/1/2047	8/4/2017	$ 545,204	$ 573,365
California State School Finance Authority Charter School Revenue (Bright Star Schools-Obligated Group), Charter School Revenue Bonds (Series 2017), 5.000%, 6/1/2037	4/20/2020	$ 1,009,637	$ 1,076,940
California State School Finance Authority Charter School Revenue (Rocketship Public Schools), Revenue Bonds (Series 2017G), 5.000%, 6/1/2047	12/4/2017	$ 514,695	$ 524,155
California State School Finance Authority Charter School Revenue (Summit Public Schools Obligated Group), (Series 2017), 5.000%, 6/1/2053	10/5/2017	$ 1,170,277	$ 1,224,344
California Statewide Communities Development Authority (Loma Linda University Medical Center), Revenue Bonds (Series 2016A), 5.000%, 12/1/2046	5/19/2020	$ 2,260,795	$ 2,438,640
Collier County, FL IDA (Arlington of Naples), Continuing Care Community Revenue Bonds (Series 2013A), (Original Issue Yield: 8.375%), 8.250%, 5/15/2049	12/16/2013	$ 2,958,968	$ 2,250,000
Colorado Educational & Cultural Facilities Authority (Loveland Classical School), School Improvement Revenue Bonds (Series 2016), 5.000%, 7/1/2036	4/17/2020	$ 946,760	$ 1,020,190
Delaware Economic Development Authority (ASPIRA of Delaware Charter Operations, Inc.), Charter School Revenue Bonds (Series 2016A), 5.000%, 6/1/2051	7/15/2016	$ 1,418,657	$ 1,384,438
Denver, CO Health & Hospital Authority, Revenue Refunding Bonds (Series 2017A), 5.000%, 12/1/2034	8/23/2017	$ 1,080,619	$ 1,152,340
Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada CS), Charter School Revenue Bonds (Series 2017A), 5.000%, 7/15/2047	8/31/2017	$ 919,604	$ 935,725
Director of the State of Nevada Department of Business and Industry (Somerset Academy of Las Vegas), Charter School Lease Revenue Bonds (Series 2018A), 5.000%, 12/15/2048	4/6/2018	$ 1,002,251	$ 1,008,240
Embrey Mill Community Development Authority, VA, Special Assessment Revenue Bonds (Series 2015), 5.600%, 3/1/2045	10/22/2015	$ 1,500,000	$ 1,547,040
Indiana State Finance Authority (Res Polyflow Indiana Project), Exempt Facility Revenue Bonds (Series 2019 Green Bonds), (Original Issue Yield: 7.125%), 7.000%, 3/1/2039	3/28/2019	$ 987,159	$ 939,970
Kansas City, MO Redevelopment Authority (Kansas City Convention Center Headquarters Hotel CID), Revenue Bonds (Series 2018B), (Original Issue Yield: 5.079%), 5.000%, 2/1/2050	1/10/2018	$ 1,975,881	$ 2,078,980
Maine State Finance Authority Solid Waste Disposal (Casella Waste Systems, Inc.), Revenue Bonds (Series 2005R-3), 5.250%, 1/1/2025	1/27/2017	$ 2,000,000	$ 2,216,540
Maricopa County, AZ, IDA (Paradise Schools), Revenue Refunding Bonds, 5.000%, 7/1/2047	10/6/2016	$ 1,036,762	$ 1,051,490
Annual Shareholder Report

Security	Acquisition Date	Acquisition Cost	Market Value
Massachusetts Development Finance Agency (Newbridge on the Charles), Revenue Refunding Bonds (Series 2017), 5.000%, 10/1/2057	12/7/2017	$ 1,059,114	$ 1,062,370
Millsboro, DE Special Obligations (Plantation Lakes Special Development District), Special Tax Revenue Refunding Bonds (Series 2018), 5.125%, 7/1/2038	5/22/2020	$ 2,862,049	$ 3,080,550
Minneapolis, MN Charter School Lease Revenue (Twin Cities International School), (Series 2017A), (Original Issue Yield: 5.150%), 5.000%, 12/1/2047	12/8/2017	$ 2,934,380	$ 3,118,020
Mission, TX Economic Development Corporation (Natgasoline), Senior Lien Revenue Bonds (Series 2018), (Original Issue Yield: 4.716%), 4.625%, 10/1/2031	10/30/2018	$ 1,488,269	$ 1,585,770
Mohegan Tribe of Indians of Connecticut Gaming Authority, Priority Distribution Payment Refunding Bonds (Series 2015C), (Original Issue Yield: 6.375%), 6.250%, 2/1/2030	11/25/2015	$ 1,818,848	$ 1,986,773
Monroe County, NY IDC (True North Rochester Preparatory Charter School), Charter School Revenue Bonds (Series 2020A), 5.000%, 6/1/2059	7/9/2020	$ 1,140,257	$ 1,144,710
New Hampshire Health and Education Facilities Authority (Hillside Village), Revenue Bonds (Series 20017A), (Original Issue Yield: 6.375%), 6.125%, 7/1/2052	6/8/2017	$ 1,449,104	$ 1,153,395
New York Liberty Development Corporation (3 World Trade Center), Revenue Bonds (Series 2014 Class 2), 5.375%, 11/15/2040	10/29/2014	$ 1,000,000	$ 1,054,980
Ohio Air Quality Development Authority (AMG Vanadium LLC), Exempt Facilities Revenue Bonds (Series 2019), 5.000%, 7/1/2049	6/27/2019	$ 1,894,448	$ 1,832,040
Prince Georges County, MD (Westphalia Town Center), Special Obligation Revenue Bonds (Series 2018), (Original Issue Yield: 5.330%), 5.250%, 7/1/2048	11/16/2018	$ 988,408	$ 1,051,200
Public Finance Authority, WI (American Dream at Meadowlands), Limited Obligation PILOT Revenue Bonds (Series 2017), 7.000%, 12/1/2050	6/22/2017	$ 3,063,757	$ 2,596,110
Public Finance Authority, WI (Eno River Academy), Charter School Revenue Bonds (Series 2020A), 5.000%, 6/15/2054	6/12/2020	$ 1,410,290	$ 1,447,765
Public Finance Authority, WI (Southminster), Retirement Facilities First Mortgage Revenue Bonds (Series 2018), 5.000%, 10/1/2048	4/6/2020	$ 2,733,300	$3,039,690
Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226B) MUNINVs, 6.307%, 1/1/2047	2/1/2019	$ 5,241,262	$ 6,435,750
Tuscaloosa County, AL IDA (Hunt Refining Co.), Gulf Opportunity Zone Refunding Bonds (Series 2019A), 5.250%, 5/1/2044	4/17/2019	$ 790,000	$ 876,924
Annual Shareholder Report

Security	Acquisition Date	Acquisition Cost	Market Value
Utah State Charter School Finance Authority (Freedom Academy Foundation), Charter School Revenue Refunding Bonds (Series 2017), 5.250%, 6/15/2037	4/27/2020	$ 1,865,121	$ 2,193,220
Vermont EDA (Casella Waste Systems, Inc.), Solid Waste Disposal Revenue Bonds (Series 2013) TOBs, 4.625%, Mandatory Tender 4/3/2028	3/28/2018	$ 1,000,000	$ 1,108,070
Verrado Community Facilities District No. 1, AZ, District GO Refunding Bonds (Series 2013A), 6.000%, 7/15/2027	7/3/2013	$ 436,203	$ 450,932
Washington State Housing Finance Commission (Heron’s Key Senior Living), Nonprofit Housing Revenue Bonds (Series 2015A), (Original Issue Yield: 7.050%), 7.000%, 7/1/2050	7/22/2015	$ 993,710	$ 1,071,520
Washington State Housing Finance Commission (Heron’s Key Senior Living), Nonprofit Housing Revenue Bonds (Series 2015A), 7.000%, 7/1/2045	7/22/2015	$ 1,006,027	$ 1,075,920
Washington State Housing Finance Commission (Rockwood Retirement Communities), Nonprofit Housing Revenue & Refunding Revenue Bonds (Series 2014A), 7.500%, 1/1/2049	1/31/2014	$ 2,500,000	$ 2,679,025
Winrock Town Center, NM Tax Increment Development District 1, Senior Lien Gross Receipts Tax Increment Bonds (Series 2015), (Original Issue Yield: 6.120%), 6.000%, 5/1/2040	6/30/2015	$ 1,971,450	$2,008,580
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,898,813	$25,997,646	3,017,315	$26,898,967
Shares issued to shareholders in payment of distributions declared	777,435	6,964,577	828,026	7,333,015
Shares redeemed	(4,156,773)	(36,660,070)	(5,415,672)	(47,837,022)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(480,525)	$(3,697,847)	(1,570,331)	$(13,605,040)
Annual Shareholder Report

Year Ended August 31	2020		2019
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	25,980	$226,634
Shares issued to shareholders in payment of distributions declared	11,446	102,621	16,784	148,337
Shares redeemed	(200,372)	(1,772,599)	(278,610)	(2,458,398)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(188,926)	$(1,669,978)	(235,846)	$(2,083,427)

Year Ended August 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	492,689	$4,434,050	880,999	$7,871,908
Shares issued to shareholders in payment of distributions declared	116,185	1,042,123	137,593	1,217,771
Shares redeemed	(2,264,052)	(19,774,700)	(1,503,908)	(13,302,165)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,655,178)	$(14,298,527)	(485,316)	$(4,212,486)

Year Ended August 31	2020		2019
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,496,267	$13,579,188	1,222,280	$10,920,243
Shares issued to shareholders in payment of distributions declared	709,250	6,348,806	745,057	6,598,244
Shares redeemed	(2,718,534)	(23,999,173)	(2,828,276)	(25,028,829)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(513,017)	$(4,071,179)	(860,939)	$(7,510,342)

Year Ended August 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	5,324,343	$47,091,694	6,018,397	$53,277,158
Shares issued to shareholders in payment of distributions declared	574,540	5,146,707	602,919	5,332,589
Shares redeemed	(8,031,843)	(70,856,477)	(7,466,813)	(65,691,666)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(2,132,960)	$(18,618,076)	(845,497)	$(7,081,919)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(4,970,606)	$(42,355,607)	(3,997,929)	$(34,493,214)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2020 and 2019, was as follows:
	2020	2019
Tax-exempt income	$20,956,622	$22,502,239
Ordinary income	$187,750	$1,297
Annual Shareholder Report

As of August 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed tax-exempt income	$620,166
Net unrealized appreciation	$25,298,769
Capital loss carryforwards	$(41,805,307)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the differing treatments for discount accretion/premium amortization on debt securities and open defaulted bonds.
At August 31, 2020, the cost of investments for federal tax purposes was $520,267,679. The net unrealized appreciation of investments for federal tax purposes was $25,298,769. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $35,166,017 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,867,248.
At August 31, 2020, the Fund had a capital loss carryforward of $41,805,307 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term, and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$13,404,366	$28,400,941	$41,805,307
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2020, the Adviser voluntarily waived $886,927 of its fee.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fee Incurred
Class B Shares	$28,153
Class C Shares	310,530
TOTAL	$338,683
Annual Shareholder Report

For the year ended August 31, 2020, FSC retained $60,004 of fees paid by the Fund. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2020, the Fund’s Class A Shares and Class F Shares did not incur a distribution services fee; however, each may begin to incur this fee upon approval by the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2020, FSC retained $20,265 in sales charges from the sale of Class A Shares. FSC also retained $8,341, $2,767, $3,167 and $28,657 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended August 31, 2020, FSSC received $21,295 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.89%, 1.64%, 1.64%, 0.89% and 0.64% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended August 31, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $109,455,000 and $117,355,000, respectively. Net realized gain (loss) recognized on these transactions was $0.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the
Annual Shareholder Report

Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2020, the Fund’s expenses were reduced by $850 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2020, were as follows:
Purchases	$152,611,169
Sales	$184,532,452
8. CONCENTRATION OF RISK
The Fund has 53.2% of its portfolio invested in lower rated and comparable quality unrated high-yield securities. Investments in higher yield securities may be subject to a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly higher for the holders of high yielding securities because such securities are generally unsecured and often subordinated to other creditors of the issuer.
9. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of August 31, 2020, the Fund had no outstanding loans. During the year ended August 31, 2020, the Fund did not utilize the LOC.
Annual Shareholder Report

10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2020, there were no outstanding loans. During the year ended August 31, 2020, the program was not utilized.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended August 31, 2020, 99.11% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated Hermes municipal securities income trust and shareholders of federated Hermes municipal High yield advantage FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Hermes Municipal High Yield Advantage Fund (formerly, Federated Municipal High Yield Advantage Fund) (the “Fund”), a portfolio of Federated Hermes Municipal Securities Income Trust (formerly, Federated Municipal Securities Income Trust), as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
October 23, 2020
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2020	Ending Account Value 8/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$954.50	$4.37
Class B Shares	$1,000	$950.90	$8.04
Class C Shares	$1,000	$952.00	$8.05
Class F Shares	$1,000	$954.50	$4.37
Institutional Shares	$1,000	$956.70	$3.15
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.66	$4.52
Class B Shares	$1,000	$1,016.89	$8.31
Class C Shares	$1,000	$1,016.89	$8.31
Class F Shares	$1,000	$1,020.66	$4.52
Institutional Shares	$1,000	$1,021.92	$3.25
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	0.89%
Class B Shares	1.64%
Class C Shares	1.64%
Class F Shares	0.89%
Institutional Shares	0.64%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised four portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Chairman and CEO, The Collins Group, Inc.
(a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, and Chairman of the Compensation Committee, KLX Energy
Services Holdings, Inc. (oilfield services); former Director of
KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School
of Law; formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and
Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign
for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director,
Pennsylvania Bar Institute; Director, St. Vincent College; and Director
and Chair, North Catholic High School, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CNX Resources
Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and
Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; President
and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products,
Inc. (distributor of portable construction heaters); President, Portable
Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in
1990. He was named Chief Investment Officer of Federated Hermes’
taxable fixed-income products in 2004 and also serves as a Senior
Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the
Chartered Financial Analyst designation. He received his M.S. in
Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
Federated Municipal High Yield Advantage Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND)
At its meetings in May 2020 (the “ May Meetings ” ), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “ Independent Trustees ” ), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings
Annual Shareholder Report

throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
Annual Shareholder Report

compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
Annual Shareholder Report

though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the one-year and five-year periods was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the three-year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated
Annual Shareholder Report

Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Annual Shareholder Report

Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from
Annual Shareholder Report

management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Municipal Securities Income Trust (the Trust) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Municipal High Yield Advantage Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
Annual Shareholder Report

addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Municipal High Yield Advantage Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923864
CUSIP 313923856
CUSIP 313923849
CUSIP 313923831
CUSIP 313923815
G01091-01 (10/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
August 31, 2020

Share Class | Ticker	A | OMIAX	F | OMIFX	Institutional | OMIIX

Federated Hermes Ohio Municipal Income Fund
(formerly, Federated Ohio Municipal Income Fund)
Fund Established 1990

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes Ohio Municipal Income Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2019 through August 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Ohio Municipal Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended August 31, 2020, was 2.17% for Class A Shares, 2.01% for Class F Shares and 2.13% for Institutional Shares.1 The 2.17% total return of the Class A Shares for the reporting period consisted of 2.52% of tax-exempt dividends and reinvestments and price depreciation of 0.35% in the net asset value of the shares.2 The total return of the S&P Municipal Bond Ohio Index (the “OH Index”),3 the Fund’s broad-based securities market index, was 5.43% during the same period. The total return for the S&P Municipal Bond OH, Investment Grade Index (OHIG),4 a secondary index for the Fund, was 3.76%, and the total return of the Morningstar Muni Ohio Funds Average (MMOFA),5 a peer group average for the Fund, was 2.90% during the same period. The Fund’s and the MMOFA’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the OH Index and OHIG.
During the reporting period, the Fund’s investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio’s sensitivity to changes in interest rates);6,7 (b) the allocation of the Fund’s portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit quality of portfolio securities (which is shown through credit ratings which indicate the risk that securities may default).8 These were the most significant factors affecting the Fund’s performance relative to the OHIG during the reporting period.
The following discussion focuses on the performance of the Fund’s Class A Shares relative to the OHIG.
MARKET overview
During the reporting period, 10-year U.S. Treasury yields decreased from a high of 1.94% in November 2019 to a low of 0.51% in August 2020 and averaged 1.19%.
During most of the reporting period, economic activity in the U.S. expanded at a moderate pace. The slope of the U.S. Treasury curve was unusually flat by historical standards, which in the past has often been associated with a deterioration in future macroeconomic performance.
Inflation was showing signs of picking up during the reporting period; however, it continued to run below the 2% target inflation rate of the Federal Reserve (the “Fed”). Inflation readings had been held down in 2019 due to factors such as the decline in oil prices, softer inflation abroad and appreciation in the dollar despite strengthening labor market conditions and rising input costs for industry.
Annual Shareholder Report
1

The Fed’s decision to cut the federal funds target rate three times by ¼ of a percent each time during 2019 was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds target rate, changes in the Federal Open Market Committee’s (FOMC) indicators of maximum employment and a two percent inflation target were essential. The Fed reaffirmed that adjustments to the policy path would depend on assessments of how the economic outlook and risks to the outlook were evolving. Then, on March 3, 2020, with an unscheduled rate decision, the Fed reduced the federal funds target rate by  1∕2 of a percent and then again on March 16th by one percent to its 0-0.25% range in reaction to global developments concerning the coronavirus pandemic and its potential impacts on the economic outlook. The FOMC’s recent meeting minutes stated that the coronavirus outbreak has harmed communities and disrupted economic activity in many countries, including in the U.S. Global financial conditions have also been significantly affected. The Fed has remained at the 0-0.25% federal funds rate range through the end of the reporting period.
Available economic data showed that the U.S. economy came into this challenging period on a strong footing. Given the sizeable downward revision for 2020 Gross Domestic Product (GDP) growth, Fund management is more cautious overall now on municipal credit for the intermediate-term and has shifted to an underweight on municipal high yield. That is based on our expectation that these issuers–many already facing liquidity constraints and other financial issues–may be under increasing pressure over the coming months. We believe that high-grade municipals should fare better, but will likely be affected by such a sizeable GDP reduction, as it will factor into funding sources of all issuers in the municipal market.
Fund management believes that state and local governments will experience sizeable tax collection declines–especially from sales and income taxes–and at the same time will see increases in spending, particularly on public health. Some analysts expect state collections to decline on the order of 16%. We believe that revenues beyond taxes will decline in nearly all sectors for nearly all issuers. Of all the outstanding municipal securities, approximately 30% are general obligation (GO) bonds and 70% are revenue bonds. So, total funding shortfalls would be much higher than for GO bonds alone. State and local governments and nonprofits received some $400 billion of funding under the CARES Act signed into law by President Trump. We believe that still more may be needed–somewhere on the order of $150 billion to $300 billion for municipal market issuers.
The $150 billion that state and local governments are set to receive from the CARES Act’s Coronavirus Relief Fund are meant to be used for coronavirus expense reimbursement rather than as a pure cash flow injection. Municipal issuers may also benefit from the $454 billion economic stabilization fund–anticipated to be leveraged by the Fed–established under the CARES Act. Under these provisions, the Fed is allowed, though not required, to
Annual Shareholder Report
2

purchase municipals directly from issuers, in the secondary market, or to make loans or loan guarantees. It does not provide free, direct funding to municipal issuers. We think that, absent support for the municipal debt market, state and local government budgets would be further stressed at the most inopportune time, particularly as revenues decline as a result of business closures and rising unemployment.
Credit was generally stable during most of the reporting period. The municipal bond market’s technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt in 2019 had been relatively comparable to previous periods, even though the ability to advance refund existing debt became disallowed. Flows from investors into intermediate, long and high-yield municipal bonds were positive for a significant portion of the reporting period but turned significantly negative once the coronavirus and its impact on the world economy became apparent.
As a result of the coronavirus pandemic, municipal credit quality is expected to be negatively impacted within every sector of the municipal bond market by the federal and state governments’ decisions to bring the U.S. economy to a virtual halt. State and local governments’ income and sales tax revenues will likely be reduced as a result of the layoffs and business closures throughout the country. Municipal transportation, healthcare, higher education and dedicated tax debt may be impaired to varying degrees by the virus’ impacts. A large number of credit downgrades can be expected within the municipal market. However, credit defaults are not anticipated to occur to any significant degree as social distancing recommendations and business closures are expected to be curtailed as the coronavirus subsides.
The State of Ohio’s credit profile is supported by the state’s strong budgetary and financial management, sound reserve levels, and affordable fixed costs associated with below-average long-term debt, pension and retiree healthcare (OPEB) liabilities. These strengths are offset by below-average economic growth, compounded by weak demographic trends. With regard to the coronavirus outbreak, we do not expect any material immediate credit risks for the State of Ohio. However, the situation surrounding coronavirus is rapidly evolving and the longer term impact will depend on both the severity and duration of the crisis. The budget impact of coronavirus related spending remains uncertain. The vast majority of Ohio’s spending related to coronavirus will be reimbursed by the federal government through the CARES Act and increased matching contributions for Medicaid spending. To the degree that “business as usual” operations have been diverted to coronavirus-related activities, federal grants may provide some savings for the state. Grants can also be used to mitigate the economic impact of the coronavirus, which will be an important tool in Ohio.
Annual Shareholder Report
3

Ohio’s stable credit situation is based on the state’s proactive financial management, low fixed costs, fully-funded rainy day fund and substantial available liquidity that will continue to support satisfactory budget flexibility during the severe economic disruption and revenue declines related to the coronavirus outbreak. Ohio is the seventh most populous state in the nation with 11.7 million residents. While its economy has grown steadily during the economic expansion, the pace has been below that of the nation. This can be attributed to slow population growth and declining population growth in several of the state’s manufacturing hubs. Ohio is actively working to diversify its economy and is focused on incorporating an advanced manufacturing sector strategy. Ohio’s current reliance on manufacturing makes it vulnerable to business cycle fluctuations, but the proactive management of its budget during the economic cycles will be important to its long term credit stability. Ohio’s pension liabilities remain average with a relatively low three year average funded ratio of 79% across the three pension plans for which the state has a reported liability. Contributions to the state’s pension plans are expected to continue to meet or exceed actuarially determined levels.
DURATION
As determined at the end of the reporting period, the Fund’s dollar-weighted average duration for the reporting period was 4.7 years. Duration management continued to be a significant component of the Fund’s investment strategy. The Fund’s average duration was slightly longer than the average duration of the OHIG during the reporting period. Tax-exempt municipal bond yields decreased during the reporting period and decreased more for bonds with longer maturities as the yield curve significantly flattened during the reporting period. The Fund had an overweight position in certain duration buckets which underperformed relative to the OHIG. As a result of the Fund’s duration positioning relative to the OHIG, duration had a negative impact on Fund performance over the reporting period.
SECTOR allocation
During the reporting period, sector allocation provided a small negative contribution to the excess return of the Fund. The Fund had larger allocation to Industrial Development, Higher Education and Lifecare bonds than the OHIG. These sectors underperformed the OHIG during the reporting period and provided negative excess return relative to the OHIG. The Fund maintained a higher portfolio allocation to Pre-Refunded and State Appropriation-Backed bonds. These allocations helped the Fund’s performance due to the outperformance of these sectors relative to the OHIG. Pre-refunded bonds are escrowed in Treasury securities until their most recent call date and have less sensitivity to changes in interest rates as a result.
Annual Shareholder Report
4

credit QUALITY
During the reporting period, investor appetite for credit in the volatile pandemic environment decreased and resulted in underperformance of non-investment grade bonds and bonds rated “BBB” (or unrated bonds of comparable quality)9 relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality) of the OHIG. The Fund’s overweight position, relative to the OHIG, in non-investment grade and “BBB” (or unrated comparable quality) debt during the reporting period had a negative impact on the Fund’s performance.
1
The Fund’s Institutional Shares commenced operations on April 28, 2020. For the period prior to the commencement of operations of Institutional Shares, the performance information shown for the Fund’s Institutional Shares is for the Class F Shares. The performance of the Class F Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class F Shares. The performance of Class F has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to Class F Shares that may have occurred during the periods prior to commencement of operations of the Institutional Shares.
2
Income may be subject to the alternative minimum tax for individuals (AMT).
3
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the OH Index.
4
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the OHIG. The Fund’s secondary index is being used for comparison purposes because, while it is not the Fund’s broad-based securities market index, the Fund’s investment adviser (the “Adviser”) believes it more closely reflects the securities in which the Fund invests. During the reporting period, the Fund’s Adviser elected to change the secondary index from the S&P Municipal Bond OH, Investment Grade, 3-Year Plus Index (OHIG3) to the OHIG. The OHIG3 had a total return of 4.19% for the reporting period. The OHIG3 Index represents the portion of the OH Index composed solely of bonds that are rated BBB-/Baa3 or higher with remaining maturities of more than three years.
Annual Shareholder Report
5

5
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MMOFA.
6
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management’s Discussion of Fund Performance, duration is determined using a third-party analytical system.
7
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
8
Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
9
Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund’s Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor’s, Moody’s Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report
6

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Federated Hermes Ohio Municipal Income Fund (the “Fund”) from August 31, 2010 to August 31, 2020, compared to the S&P Municipal Bond Ohio Index (OH Index),2 the S&P Municipal Bond OH Investment Grade 3-Year Plus Index (OHIG3 Index),3 S&P Municipal Bond OH, Investment Grade Index (OHIG)4 and Morningstar Muni Ohio Funds Average (MMOFA).5 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of August 31, 2020
■ Total returns shown for Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550)
■ Total returns shown for Class F Shares include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900), and maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Annual Shareholder Report
7

Average Annual Total Returns for the Period Ended 8/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-2.44%	2.28%	2.90%
Class F Shares	-0.03%	2.88%	3.11%
Institutional Shares[6]	2.13%	3.10%	3.22%
OH Index	5.43%	4.89%	4.85%
OHIG3 Index	4.19%	4.41%	4.62%
OHIG	3.76%	3.90%	4.07%
MMOFA	2.90%	3.41%	3.44%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900); and the maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The OH Index, OHIG3 Index, OHIG and MMOFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2
The OH Index consists of bonds in the S&P Municipal Bond Index (Main Index) that have been issued by the state of Ohio or local governments or state or local government entities within Ohio. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor’s Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The Ohio Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The OH Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
8

3
The OHIG3 Index represents the portion of the OH Index composed solely of bonds that are rated BBB-/Baa3 or higher with remaining maturities of more than three years. The OHIG3 Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The OHIG3 Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4
The Fund’s Adviser elected to change the secondary index from the OHIG3 Index to the OHIG. The OHIG represents the portion of the OH Index composed solely of bonds that are rated at least “BBB-/Baa3” or higher. The OHIG is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The OHIG is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
5
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
6
The Fund’s Institutional Shares commenced operations on April 28, 2020. For the period prior to the commencement of operations of Institutional Shares, the performance information shown for the Fund’s Institutional Shares is for the Class F Shares. The performance of the Class F Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class F Shares. The performance of Class F has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to Class F Shares that may have occurred during the periods prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report
9

Portfolio of Investments Summary Table (unaudited)
At August 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Hospital	17.3%
Higher Education	17.2%
Pre-Refunded	11.4%
Dedicated Tax	10.6%
General Obligation—Local	8.4%
General Obligation—State Appropriation	7.0%
General Obligation—State	5.9%
Water & Sewer	4.4%
Toll Road	3.6%
Public Power	3.4%
Other[2]	9.8%
Other Assets and Liabilities—Net[3]	1.0%
TOTAL	100.0%
1
Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2
For purposes of this table, sector classifications constitute 89.2% of the Fund’s total net assets. Remaining sectors have been aggregated under the designation “Other.”
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
10

Portfolio of Investments
August 31, 2020
Principal Amount		Value
	MUNICIPAL BONDS—96.9%
	Ohio—96.9%
$2,000,000	Akron, Bath & Copley, OH Joint Township Hospital District (Children’s Hospital Medical Center, Akron), Hospital Improvement & Refunding Revenue Bonds (Series 2012), 5.000%, 11/15/2032	$2,113,160
1,000,000	Akron, Bath & Copley, OH Joint Township Hospital District (Summa Health System), Hospital Facilities Revenue Bonds (Series 2016), 5.250%, 11/15/2041	1,175,050
1,000,000	Akron, OH (Akron, OH Community Learning Centers), Income Tax Revenue Refunding Bonds (Series 2012A), 5.000%, 12/1/2031	1,076,370
2,000,000	Akron, OH (Akron, OH Community Learning Centers), Income Tax Revenue Refunding Bonds (Series 2012A), 5.000%, 12/1/2033	2,150,560
500,000	Akron, OH (Akron, OH Community Learning Centers), Revenue Refunding Bonds (Series A), 5.000%, 12/1/2023	540,380
1,000,000	Allen County, OH (Bon Secours Mercy Health), Hospital Facilities Revenue Refunding Bonds, 5.000%, 11/1/2043	1,115,220
1,000,000	American Municipal Power-Ohio, Inc. (American Municipal Power, Prairie State Energy Campus Project), Refunding Revenue Bonds (Series 2015A), 5.000%, 2/15/2042	1,113,480
2,250,000	American Municipal Power-Ohio, Inc. (American Municipal Power, Prairie State Energy Campus Project), Revenue Bonds (Series 2015A), 5.000%, 2/15/2029	2,564,730
1,000,000	American Municipal Power-Ohio, Inc. (Combined Hydroelectric Projects), Revenue Refunding Bonds (Series 2020A), 5.000%, 2/15/2029	1,318,420
2,000,000	Bowling Green State University, OH, General Receipts Bonds (Series 2016A), 5.000%, 6/1/2044	2,287,460
2,000,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2020B-2 Class 2), 5.000%, 6/1/2055	2,196,580
2,000,000	Butler County, OH Hospital Facilities Authority (UC Health ), Revenue Bonds (Series 2016), 5.000%, 11/15/2045	2,309,940
3,000,000	Cincinnati, OH Water System, Revenue Bonds (Series 2015A), (United States Treasury PRF 12/1/2025@100), 5.000%, 12/1/2040	3,733,500
1,255,000	Cleveland Heights & University Heights, OH City School District, School Improvement UT GO Bonds (Series 2014), (United States Treasury PRF 6/1/2023@100), 5.000%, 12/1/2051	1,418,840
850,000	Cleveland Heights & University Heights, OH City School District, School Improvement UT GO Bonds (Series 2014), 5.000%, 12/1/2051	937,116
1,500,000	Cleveland State University, OH, General Receipts Bonds (Series 2012), 5.000%, 6/1/2037	1,567,395
Annual Shareholder Report
11

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$250,000	Cleveland, OH (Cleveland, OH Water), Water Revenue Bonds (Series 2020FF), 5.000%, 1/1/2033	$334,788
1,000,000	Cleveland, OH Income Tax (Cleveland, OH), Subordinate Lien Income Tax Public Facilities Improvements Refunding Bonds (Series 2017B), 5.000%, 10/1/2030	1,269,400
1,000,000	Cleveland, OH Municipal School District, School Improvement UT GO Bonds (Series 2015A), (Ohio School District Credit Enhancement GTD), 5.000%, 12/1/2033	1,115,740
500,000	Cleveland, OH, Various Purpose GO Bonds (Series 2019A), 4.000%, 12/1/2035	604,610
3,000,000	Cleveland-Cuyahoga County, OH Port Authority (Euclid Avenue Development Corporation), Revenue Bonds (Series 2014), 5.000%, 8/1/2039	3,171,960
2,000,000	Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds (Series 2017), 5.000%, 12/1/2047	2,411,160
1,000,000	Columbus, OH Sewer System, Revenue Refunding Bonds (Series 2014), 5.000%, 6/1/2031	1,185,900
1,500,000	Columbus, OH, Various Purpose LT GO Bonds (Series 2013B), (United States Treasury PRF 8/15/2023@100), 5.000%, 8/15/2028	1,710,435
1,270,000	Cuyahoga County, OH Hospital Authority (MetroHealth System), Hospital Revenue Bonds (Series 2017), 5.500%, 2/15/2057	1,463,815
1,340,000	Cuyahoga County, OH Sales Tax, Various Purpose Sales Tax Revenue Bonds (Series 2014), 5.000%, 12/1/2034	1,566,942
1,000,000	Cuyahoga County, OH, Certificates of Participation Convention Hotel Project (Series 2014), 5.000%, 12/1/2036	1,077,080
220,000	Cuyahoga, OH Community College District, General Receipts Revenue Bonds (Series 2012D), 5.000%, 8/1/2026	239,138
2,000,000	Fairfield County, OH, LT GO Bonds (Series 2015), 4.000%, 12/1/2040	2,189,920
1,000,000	Franklin County, OH Convention Facilities Authority (Greater Columbus Convention Center Hotel), Hotel Project Revenue Bonds (Series 2019), 5.000%, 12/1/2044	957,240
2,000,000	Franklin County, OH Convention Facilities Authority, Tax & Lease Revenue Anticipation & Refunding Bonds (Series 2014), 5.000%, 12/1/2035	2,272,700
1,000,000	Franklin County, OH Health Care Facilities (Friendship Village of Dublin, OH, Inc.), Refunding & Improvement Bonds (Series 2014), 5.000%, 11/15/2044	1,041,810
1,000,000	Franklin County, OH Hospital Facility Authority (Nationwide Children’s Hospital), Hospital Improvement Revenue Bonds (Series 2017A), 5.000%, 11/1/2029	1,263,070
1,000,000	Franklin County, OH Hospital Facility Authority (OhioHealth Corp,), Hospital Facilities Revenue Bonds (Series 2015), 5.000%, 5/15/2040	1,138,680
Annual Shareholder Report
12

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Ohio—continued
$2,000,000		Franklin County, OH Revenue (Trinity Healthcare Credit Group), Revenue Bonds (Series 2017A), 5.000%, 12/1/2047	$2,395,060
3,015,000		Franklin County, OH Sales Tax Revenue, Various Purpose Sales Tax Revenue Bonds (Series 2018), 5.000%, 6/1/2048	3,747,283
500,000		Hamilton County, OH (Life Enriching Communities), Healthcare Improvement and Refunding Revenue Bonds (Series 2016), 5.000%, 1/1/2036	524,740
500,000		Hamilton County, OH (Life Enriching Communities), Healthcare Improvement and Refunding Revenue Bonds (Series 2016), 5.000%, 1/1/2051	514,565
2,000,000		Hamilton County, OH Convention Facilities Authority, Convention Facilities Authority Revenue & Refunding Bonds (Series 2014), 5.000%, 12/1/2032	2,146,420
2,000,000		Hamilton County, OH Hospital Facilities Authority (Cincinnati Children’s Hospital Medical Center), Hospital Facilities Revenue Bonds (Series 2019CC), 5.000%, 11/15/2041	3,004,340
2,850,000		Hamilton County, OH Sales Tax, Revenue Refunding Bonds (Series 2011A), 5.000%, 12/1/2032	2,978,050
1,075,000		Hamilton County, OH, LT GO Improvement and Refunding Bonds (Series 2017A), 5.000%, 12/1/2033	1,361,004
1,000,000		Hamilton County, OH, LT GO Refunding Bonds (Series 20017A), 5.000%, 12/1/2037	1,250,530
1,555,000		JobsOhio Beverage System, OH, Statewide Senior Lien Liquor Profits Tax-Exempt Revenue Bonds (Series 2013A), (United States Treasury PRF 1/1/2023@100), 5.000%, 1/1/2038	1,727,683
1,000,000		Kent State University, OH, General Receipts Bonds (Series 2020A), 5.000%, 5/1/2050	1,226,210
1,000,000		Miami County, OH Hospital Facility (Kettering Health Network Obligated Group), Hospital Facilities Revenue Refunding and Improvement Bonds (Series 2019), 5.000%, 8/1/2049	1,195,990
2,000,000		Miami University, OH, General Receipts Revenue & Refunding Bonds (Series 2011), 5.000%, 9/1/2031	2,091,680
500,000		Miami University, OH, General Receipts Revenue & Refunding Bonds (Series 2011), 5.000%, 9/1/2036	521,995
1,000,000		Middleburg Heights, OH (Southwest General Health Center), Hospital Facilities Improvement and Revenue Refunding Bonds (Series 2020A), 4.000%, 8/1/2047	1,135,800
1,000,000		Northeast OH Regional Sewer District, Wastewater Improvement Revenue & Refunding Bonds (Series 2014), (United States Treasury PRF 11/15/2024@100), 5.000%, 11/15/2049	1,197,070
2,000,000		Northeast OH Regional Sewer District, Wastewater Improvement Revenue Bonds (Series 2013), (United States Treasury PRF 5/15/2023@100), 5.000%, 11/15/2038	2,254,580
1,200,000	[1]	Ohio Air Quality Development Authority (AMG Vanadium LLC), Exempt Facilities Revenue Bonds (Series 2019), 5.000%, 7/1/2049	1,221,360
Annual Shareholder Report
13

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$500,000	Ohio Air Quality Development Authority (Pratt Paper, LLC), Exempt Facilities Revenue Bonds (Series 2017), 4.250%, 1/15/2038	$530,495
500,000	Ohio Air Quality Development Authority (Pratt Paper, LLC), Exempt Facilities Revenue Bonds (Series 2017), 4.500%, 1/15/2048	529,545
910,000	Ohio HFA, Residential Mortgage Revenue Bonds (Series 2019A), (GNMA Collateralized Home Mortgage Program COL), 4.000%, 3/1/2049	982,718
1,000,000	Ohio State Air Quality Development Authority (American Electric Power Co., Inc.), Air Quality Revenue Bonds (Series 2007B) TOBs, 2.500%, Mandatory Tender 10/1/2029	1,056,300
2,000,000	Ohio State Capital Facilities (Ohio State), Parks and Recreation Improvement Fund Projects (Series 2016C), 5.000%, 12/1/2031	2,479,740
1,000,000	Ohio State Higher Educational Facility Commission (Case Western Reserve University, OH), Revenue Refunding Bonds (Series 2016), 5.000%, 12/1/2040	1,167,400
1,500,000	Ohio State Higher Educational Facility Commission (Cleveland Clinic), Revenue Bonds (Series 2019B), 4.000%, 1/1/2042	1,731,915
1,000,000	Ohio State Higher Educational Facility Commission (Denison University), Revenue Bonds (Series 2019), 5.000%, 11/1/2044	1,252,560
2,000,000	Ohio State Higher Educational Facility Commission (Kenyon College, OH), Higher Educational Facility Revenue Bonds (Series 2015), 5.000%, 7/1/2041	2,257,240
1,830,000	Ohio State Higher Educational Facility Commission (University of Dayton), Revenue Bonds (Series 2013), 5.000%, 12/1/2031	1,970,581
345,000	Ohio State Higher Educational Facility Commission (Xavier University), Higher Educational Facility Revenue Bonds (Series 2020), 4.000%, 5/1/2037	399,334
1,025,000	Ohio State Higher Educational Facility Commission (Xavier University), Higher Educational Facility Revenue Bonds (Series 2020), 4.000%, 5/1/2039	1,177,643
2,000,000	Ohio State Hospital Revenue (University Hospitals Health System, Inc.), Hospital Revenue Bonds (Series 2016A), 5.000%, 1/15/2046	2,268,320
3,325,000	Ohio State Treasurer Private Activity (Portsmouth Gateway Group LLC), Revenue Bonds (Series 2015), 5.000%, 12/31/2039	3,765,429
350,000	Ohio State Turnpike & Infrastructure Commission, Revenue Refunding Bonds (Series 2017A), 5.000%, 2/15/2028	444,063
1,000,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), (Original Issue Yield: 5.050%), (United States Treasury PRF 2/15/2023@100), 5.000%, 2/15/2048	1,115,550
1,000,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Revenue Refunding Bonds (Series 1998A), (National Re Holdings Corp. INS), 5.500%, 2/15/2024	1,128,370
Annual Shareholder Report
14

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$1,000,000	Ohio State University, Special Purpose General Receipts Bonds (Series 2013A), 5.000%, 6/1/2038	$1,098,780
2,000,000	Ohio State Water Development Authority Pollution Control Facilities (Ohio State Water Development Authority), Loan Fund Revenue Bonds (Series 2017A), 5.000%, 12/1/2030	2,539,320
1,000,000	Ohio State Water Development Authority, Water Development Revenue Bonds (Fresh Water Series 2016B), 5.000%, 6/1/2037	1,233,060
1,000,000	Ohio State, Capital Facilities Lease Appropriation Bonds Adult Correctional Building Fund Project (Series 2019B), 5.000%, 10/1/2032	1,407,300
3,000,000	Ohio State, Capital Facilities Lease-Appropriation Bonds (Series 2016A), 5.000%, 2/1/2030	3,645,360
750,000	Ohio State, Capital Facilities Lease-Appropriation Bonds Adult Correctional Building Fund (Series 2017A), 5.000%, 10/1/2034	934,627
1,460,000	Ohio State, Capital Facilities Lease-Appropriation Bonds Adult Correctional Building Fund (Series 2017A), 5.000%, 10/1/2035	1,812,926
3,000,000	Ohio State, Higher Education UT GO Bonds (Series 2015C), 5.000%, 11/1/2033	3,585,270
3,000,000	Ohio State, Higher Education UT GO Bonds (Series 2019A), 5.000%, 5/1/2035	3,732,840
1,000,000	Ohio State, Higher Education UT GO Bonds (Series 2019A), 5.000%, 5/1/2039	1,230,810
2,000,000	Ohio University, General Receipts Bonds (Series 2013), (United States Treasury PRF 12/1/2022@100), 5.000%, 12/1/2043	2,211,800
1,500,000	Olentangy, OH Local School District, UT GO Refunding Bonds (Series 2016), 5.000%, 12/1/2030	1,839,030
470,000	River Valley, OH Local School District, UT GO School Facilities Bonds, (School District Credit Program GTD), 5.250%, 11/1/2023	539,842
700,000	South Euclid, OH, LT GO Real Estate Acquisition and Urban Development Bonds, (United States Treasury PRF 6/1/2022@100), 5.000%, 6/1/2032	758,576
500,000	Switzerland, OH Local School District, UT GO School Improvement Refunding Bonds, (United States Treasury PRF 6/1/2023@100), 5.000%, 12/1/2027	564,540
1,000,000	Toledo, OH Water System, Revenue Improvement and Refunding Bonds (Series 2013), 5.000%, 11/15/2032	1,113,640
1,500,000	Toledo-Lucas County, OH Port Authority (CSX Corp.), Revenue Bonds, 6.450%, 12/15/2021	1,605,390
1,020,000	University of Akron, OH, General Receipts Bonds (Series 2015A), 5.000%, 1/1/2030	1,173,908
1,000,000	University of Akron, OH, General Receipts Bonds (Series 2016A), 5.000%, 1/1/2036	1,169,350
1,000,000	University of Cincinnati, OH, General Receipts Bonds (Series 2014C), 5.000%, 6/1/2041	1,137,900
Annual Shareholder Report
15

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Ohio—continued
$1,000,000		University of Cincinnati, OH, General Receipts Bonds (Series 2019A), 4.000%, 6/1/2038	$1,181,140
		TOTAL	141,899,561
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $133,425,709)	141,899,561
	[2]	SHORT-TERM MUNICIPALS—2.1%
		Ohio—2.1%
1,850,000		Allen County, OH (Bon Secours Mercy Health), (Series 2010C) Daily VRDNs, (BMO Harris Bank, N.A. LOC), 0.050%, 9/1/2020	1,850,000
1,100,000		Franklin County, OH Hospital Facility Authority (Nationwide Children’s Hospital), (Series 2008B) Weekly VRDNs, 0.060%, 9/3/2020	1,100,000
50,000		Ohio State Higher Educational Facility Commission (Cleveland Clinic), (Series 2008 B-4) Daily VRDNs, (Barclays Bank plc LIQ), 0.030%, 9/1/2020	50,000
100,000		Ohio State Higher Educational Facility Commission (Cleveland Clinic), (Series 2013B-2) Daily VRDNs, (Bank of New York Mellon, N.A. LIQ), 0.030%, 9/1/2020	100,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $3,100,000)	3,100,000
		TOTAL INVESTMENT IN SECURITIES—99.0% (IDENTIFIED COST $136,525,709)[3]	144,999,561
		OTHER ASSETS AND LIABILITIES - NET—1.0%[4]	1,413,730
		TOTAL NET ASSETS—100%	$146,413,291
Securities that are subject to the federal alternative minimum tax (AMT) represent 4.2% of the Fund’s portfolio as calculated based upon total market value.
1
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2020, this restricted security amounted to $1,221,360, which represented 0.8% of total net assets.
2
Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
3
Also represents cost for federal tax purposes.
4
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2020.
Annual Shareholder Report
16

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2020, all investments of the Fund utilized Level 2 inputs in valuing the Fund’s assets carried at fair value.
The following acronyms are used throughout this portfolio:
COL	—Collateralized
GNMA	—Government National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
HFA	—Housing Finance Authority
INS	—Insured
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LT	—Limited Tax
PRF	—Pre-refunded
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.44	$10.95	$11.23	$11.56	$11.16
Income From Investment Operations:
Net investment income	0.26	0.30	0.32	0.32	0.34
Net realized and unrealized gain (loss)	(0.02)	0.49	(0.29)	(0.32)	0.39
TOTAL FROM INVESTMENT OPERATIONS	0.24	0.79	0.03	0.00	0.73
Less Distributions:
Distributions from net investment income	(0.26)	(0.30)	(0.31)	(0.32)	(0.33)
Distributions from net realized gain	(0.02)	—	—	(0.01)	—
TOTAL DISTRIBUTIONS	(0.28)	(0.30)	(0.31)	(0.33)	(0.33)
Net Asset Value, End of Period	$11.40	$11.44	$10.95	$11.23	$11.56
Total Return[1]	2.17%	7.32%	0.27%	0.02%	6.65%
Ratios to Average Net Assets:
Net expenses[2]	0.77%[3]	0.77%[3]	0.77%[3]	0.76%	0.75%
Net investment income	2.27%	2.67%	2.81%	2.84%	2.96%
Expense waiver/reimbursement[4]	0.19%	0.19%	0.17%	0.16%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$58,253	$57,065	$53,438	$59,865	$66,884
Portfolio turnover	8%	15%	9%	9%	13%
1
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.77%, 0.77% and 0.77% for the years ended August 31, 2020, 2019 and 2018, after taking into account these expense reductions.
4
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.44	$10.95	$11.23	$11.57	$11.16
Income From Investment Operations:
Net investment income	0.24	0.28	0.29	0.30	0.32
Net realized and unrealized gain (loss)	(0.02)	0.49	(0.28)	(0.33)	0.40
TOTAL FROM INVESTMENT OPERATIONS	0.22	0.77	0.01	(0.03)	0.72
Less Distributions:
Distributions from net investment income	(0.24)	(0.28)	(0.29)	(0.30)	(0.31)
Distributions from net realized gain	(0.02)	—	—	(0.01)	—
TOTAL DISTRIBUTIONS	(0.26)	(0.28)	(0.29)	(0.31)	(0.31)
Net Asset Value, End of Period	$11.40	$11.44	$10.95	$11.23	$11.57
Total Return[1]	2.01%	7.15%	0.12%	(0.22)%	6.58%
Ratios to Average Net Assets:
Net expenses[2]	0.92%[3]	0.92%[3]	0.92%[3]	0.91%	0.90%
Net investment income	2.12%	2.53%	2.66%	2.69%	2.81%
Expense waiver/reimbursement[4]	0.44%	0.44%	0.42%	0.41%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$81,508	$87,597	$92,665	$101,620	$111,156
Portfolio turnover	8%	15%	9%	9%	13%
1
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.92%, 0.92% and 0.92% for the years ended August 31, 2020, 2019 and 2018, after taking into account these expense reductions.
4
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended August 31	2020[1]
Net Asset Value, Beginning of Period	$11.06
Income From Investment Operations:
Net investment income	0.08
Net realized and unrealized gain (loss)	0.35
TOTAL FROM INVESTMENT OPERATIONS	0.43
Less Distributions:
Distributions from net investment income	(0.09)
Distributions from net realized gain	—
TOTAL DISTRIBUTIONS	(0.09)
Net Asset Value, End of Period	$11.40
Total Return[2]	3.90%
Ratios to Average Net Assets:
Net expenses[3]	0.52%[4,5]
Net investment income	2.40%[4]
Expense waiver/reimbursement[6]	0.24%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$6,652
Portfolio turnover	8%[7]
1
Reflects operations for the period from April 28, 2020 (date of initial investment) to August 31, 2020.
2
Based on net asset value. Total returns for periods of less than one year are not annualized.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
Computed on an annualized basis.
5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.52% for the period ended August 31, 2020 after taking into account this expense reduction.
6
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
7
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended August 31, 2020.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities August 31, 2020

Assets:
Investment in securities, at value (identified cost $136,525,709)		$144,999,561
Cash		78,759
Income receivable		1,433,328
Receivable for shares sold		273,566
Receivable for investments sold		60,000
TOTAL ASSETS		146,845,214
Liabilities:
Payable for shares redeemed	$319,053
Payable for portfolio accounting fees	45,808
Payable for other service fees (Notes 2 and 5)	29,671
Payable for share registration costs	17,060
Payable for distribution services fee (Note 5)	10,418
Payable for investment adviser fee (Note 5)	630
Payable for administrative fee (Note 5)	612
Accrued expenses (Note 5)	8,671
TOTAL LIABILITIES		431,923
Net assets for 12,839,541 shares outstanding		$146,413,291
Net Assets Consists of:
Paid-in capital		$137,876,411
Total distributable earnings (loss)		8,536,880
TOTAL NET ASSETS		$146,413,291
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($58,253,295 ÷ 5,109,107 shares outstanding), no par value, unlimited shares authorized		$11.40
Offering price per share (100/95.50 of $11.40)		$11.94
Redemption proceeds per share		$11.40
Class F Shares:
Net asset value per share ($81,507,846 ÷ 7,146,916 shares outstanding), no par value, unlimited shares authorized		$11.40
Offering price per share (100/99.00 of $11.40)		$11.52
Redemption proceeds per share (99.00/100 of $11.40)		$11.29
Institutional Shares:
Net asset value per share ($6,652,150 ÷ 583,518 shares outstanding), no par value, unlimited shares authorized		$11.40
Offering price per share		$11.40
Redemption proceeds per share		$11.40
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Operations Year Ended August 31, 2020

Investment Income:
Interest			$4,416,450
Expenses:
Investment adviser fee (Note 5)		$580,669
Administrative fee (Note 5)		113,599
Custodian fees		8,651
Transfer agent fees		80,152
Directors’/Trustees’ fees (Note 5)		2,520
Auditing fees		30,410
Legal fees		7,417
Distribution services fee (Note 5)		345,286
Other service fees (Notes 2 and 5)		359,767
Portfolio accounting fees		110,597
Share registration costs		59,261
Printing and postage		23,534
Miscellaneous (Note 5)		25,086
TOTAL EXPENSES		1,746,949
Waivers and Reduction:
Waiver of investment adviser fee (Note 5)	$(279,912)
Waiver of other operating expenses (Note 5)	(215,804)
Reduction of custodian fees (Note 6)	(895)
TOTAL WAIVERS AND REDUCTION		(496,611)
Net expenses			1,250,338
Net investment income			3,166,112
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			51,253
Net realized loss on futures contracts			(21,795)
Net change in unrealized appreciation of investments			(228,978)
Net realized and unrealized gain (loss) on investments and futures contracts			(199,520)
Change in net assets resulting from operations			$2,966,592
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Changes in Net Assets

Year Ended August 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,166,112	$3,672,793
Net realized gain	29,458	731,905
Net change in unrealized appreciation/depreciation	(228,978)	5,542,777
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,966,592	9,947,475
Distributions to Shareholders:
Class A Shares	(1,431,080)	(1,445,000)
Class F Shares	(2,014,135)	(2,234,142)
Institutional Shares[1]	(33,875)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,479,090)	(3,679,142)
Share Transactions:
Proceeds from sale of shares	21,488,520	15,871,035
Net asset value of shares issued to shareholders in payment of distributions declared	2,867,343	2,980,186
Cost of shares redeemed	(22,092,378)	(26,560,022)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	2,263,485	(7,708,801)
Change in net assets	1,750,987	(1,440,468)
Net Assets:
Beginning of period	144,662,304	146,102,772
End of period	$146,413,291	$144,662,304
1
The Fund’s Institutional Shares commenced operations on April 28, 2020
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Notes to Financial Statements
August 31, 2020
1. ORGANIZATION
Federated Hermes Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of the Federated Hermes Ohio Municipal Income Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Ohio and Ohio municipalities. Interest income from the Fund’s investments may be subject to the federal AMT for individuals.
Prior to June 29, 2020, the name of the Trust and Fund were Federated Municipal Securities Income Trust and Federated Ohio Municipal Income Fund, respectively.
The Fund’s Institutional Shares commenced operations on April 28, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
24

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and
Annual Shareholder Report
25

paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reduction of $496,611 is disclosed in various locations in Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended August 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$143,963
Class F Shares	215,804
TOTAL	$359,767
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In
Annual Shareholder Report
26

some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities held at August 31, 2020, is as follows:
Security	Acquisition Date	Acquisition Cost	Market Value
Ohio Air Quality Development Authority (AMG Vanadium LLC), Exempt Facilities Revenue Bonds (Series 2019), 5.000%, 7/1/2049	6/27/2019	$ 1,268,722	$1,221,360
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At August 31, 2020, the Fund had no outstanding futures contracts.
The average notional value of long futures contracts held by the Fund throughout the period was $139,255. This is based on amounts held as of each month end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(21,795)
Annual Shareholder Report
27

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	703,602	$7,969,351	858,536	$9,483,875
Shares issued to shareholders in payment of distributions declared	79,670	897,469	76,240	841,141
Shares redeemed	(661,843)	(7,472,335)	(828,952)	(9,121,837)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	121,429	$1,394,485	105,824	$1,203,179

Year Ended August 31	2020		2019
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	603,302	$6,818,915	580,550	$6,387,160
Shares issued to shareholders in payment of distributions declared	172,070	1,938,317	193,990	2,139,045
Shares redeemed	(1,283,110)	(14,509,300)	(1,583,833)	(17,438,185)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(507,738)	$(5,752,068)	(809,293)	$(8,911,980)

Year Ended August 31	2020[1]		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	590,484	$6,700,254	—	$—
Shares issued to shareholders in payment of distributions declared	2,770	31,557	—	—
Shares redeemed	(9,736)	(110,743)	—	—
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	583,518	$6,621,068	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	197,209	$2,263,485	(703,469)	$(7,708,801)
1
Reflects operations for the period from April 28, 2020 (date of initial investment) to August 31, 2020.
Annual Shareholder Report
28

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2020 and 2019, was as follows:
	2020	2019
Ordinary income[1]	$20,629	$ 27,194
Tax-exempt income	$3,160,608	$3,651,948
Long-term capital gains	$297,853	$—
1
For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
As of August 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed tax-exempt income	$129,938
Net unrealized appreciation	$8,473,852
Capital loss deferral	$(66,910)
At August 31, 2020, the cost of investments for federal tax purposes was $136,525,709. The net unrealized appreciation of investments for federal tax purposes was $8,473,852. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,745,969 and net unrealized depreciation from investments for those securities having an excess of cost over value of $272,117.
Under current tax rules, capital losses on securities transactions realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of August 31, 2020, for federal income tax purposes, post-October losses of $66,910 were deferred to September 1, 2020.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2020, the Adviser voluntarily waived $279,912 of its fee.
Annual Shareholder Report
29

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2020, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class F Shares	0.40%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2020, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class F Shares	$345,286	$(215,804)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2020, FSC retained $129,482 of fees paid by the Fund. For the year ended August 31, 2020, the Fund’s Class A shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.
Annual Shareholder Report
30

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2020, FSC retained $7,216 in sales charges from the sale of Class A Shares. FSC also retained $70 and $6,783 of CDSC relating to redemptions of Class A Shares and Class F Shares, respectively.
Other Service Fees
For the year ended August 31, 2020, FSSC received $1,273 of the other service fees disclosed in Note 2.
Interfund Transactions
During the year ended August 31, 2020, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sales transactions complied with Rule 17a-7 under the Act and amounted to $23,970,000 and $22,820,000, respectively. Net realized gain (loss) recognized on these transactions was $0.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.77%, 0.92% and 0.52% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2020, the Fund’s expenses were reduced by $895 under these arrangements.
Annual Shareholder Report
31

7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2020, were as follows:
Purchases	$12,806,419
Sales	$11,564,071
8. CONCENTRATION OF RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2020, 3.2% of the securities in the Portfolio of Investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies.
9. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the pays its pro rate share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of August 31, 2020, the Fund had no outstanding loans. During the year ended August 31, 2020, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2020, there were no outstanding loans. During the year ended August 31, 2020, the program was not utilized.
Annual Shareholder Report
32

11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, workflow operations and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments), and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended August 31, 2020, the amount of long-term capital gains designated by the Fund was $297,853.
For the fiscal year ended August 31, 2020, 100% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
Annual Shareholder Report
33

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated Hermes municipal securities income trust and shareholders of federated Hermes ohio municipal income FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Hermes Ohio Municipal Income Fund (formerly, Federated Ohio Municipal Income Fund) (the “Fund”), a portfolio of Federated Hermes Municipal Securities Income Trust (formerly, Federated Municipal Securities Income Trust) (the “Trust”), as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report
34

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
October 23, 2020
Annual Shareholder Report
35

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report
36

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2020	Ending Account Value 8/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$994.70	$3.86
Class F Shares	$1,000	$993.90	$4.61
Institutional Shares	$1,000	$1,039.00	$[2]1.83
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.27	$3.91
Class F Shares	$1,000	$1,020.51	$4.67
Institutional Shares	$1,000	$1,022.52	$[2]2.63
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	0.77%
Class F Shares	0.92%
Institutional Shares	0.52%
2
“Actual” expense information for the Fund’s Institutional Shares is for the period from April 28, 2020 (date of initial investment) to August 31, 2020. Actual expenses are equal to the Fund’s annualized net expense ratio of 0.52% multiplied by 126/366 (to reflect the period from initial investment to August 31, 2020). “Hypothetical” expense information for Institutional Shares is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/366 (to reflect the full half-year period).
Annual Shareholder Report
37

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised four portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report
38

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Chairman and CEO, The Collins Group, Inc.
(a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, and Chairman of the Compensation Committee, KLX Energy
Services Holdings, Inc. (oilfield services); former Director of
KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report
39

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School
of Law; formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and
Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign
for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director,
Pennsylvania Bar Institute; Director, St. Vincent College; and Director
and Chair, North Catholic High School, Inc.

Annual Shareholder Report
40

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CNX Resources
Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and
Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report
41

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; President
and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products,
Inc. (distributor of portable construction heaters); President, Portable
Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report
42

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes, Inc. taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report
43

Evaluation and Approval of Advisory Contract–May 2020
Federated Ohio Municipal Income Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES OHIO MUNICIPAL INCOME FUND)
At its meetings in May 2020 (the “ May Meetings ” ), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “ Independent Trustees ” ), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings
Annual Shareholder Report
44

throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
Annual Shareholder Report
45

compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report
46

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
Annual Shareholder Report
47

though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the five-year period was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the one-year and three-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report
48

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board
Annual Shareholder Report
49

considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Annual Shareholder Report
50

Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from
Annual Shareholder Report
51

management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report
52

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Municipal Securities Income Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Ohio Municipal Income Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
Annual Shareholder Report
53

addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report
54

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report
55

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Ohio Municipal Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923823
CUSIP 313923609
CUSIP 313923765
28994 (10/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
August 31, 2020

Share Class | Ticker	A | PAMFX	Institutional | PAMIX

Federated Hermes Pennsylvania Municipal Income Fund
(formerly, Federated Pennsylvania Municipal Income Fund)
Fund Established 1990

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

J. Christopher
Donahue
President
Federated Hermes Pennsylvania Municipal Income Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2019 through August 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Pennsylvania Municipal Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended August 31, 2020, was 2.21% for A Shares and was 2.27% for Institutional Shares.1 The 2.21% total return of the A Shares for the reporting period consisted of 2.50% of tax-exempt dividends and reinvestments and price depreciation of -0.29% in the net asset value of the shares.2 The total return of the S&P Municipal Bond Pennsylvania Index (“PA Index”),3 the Fund’s broad-based securities market index, was 3.16% during the same period. The total return of the S&P Municipal Bond PA, Investment Grade Index (PAIG ),4 a secondary index for the Fund, was 3.42%, and the total return of the Morningstar Muni Pennsylvania Funds Average (MMPFA),5 a peer group average for the Fund, was 2.00% during the same reporting period. The Fund’s and the MMPFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the PA Index or PAIG.
During the reporting period, the Fund’s investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio’s sensitivity to changes in interest rates);6,7 (b) the allocation of the Fund’s portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit quality of portfolio securities (which is shown through credit ratings which indicate the risk that securities may default).8 These were the most significant factors affecting the Fund’s performance relative to the PAIG during the reporting period.
The following discussion will focus on the performance of the Fund’s Class A Shares relative to the PAIG.
MARKET overview
During the reporting period, 10-year U.S. Treasury yields decreased from a high of 1.94% in November 2019 to a low of 0.51% in August 2020 and averaged 1.19%.
During most of the reporting period, economic activity in the U.S. expanded at a moderate pace. The slope of the U.S. Treasury curve was unusually flat by historical standards, which in the past has often been associated with a deterioration in future macroeconomic performance.
Inflation was showing signs of picking up during the reporting period; however, it continued to run below the two percent target inflation rate of the Federal Reserve (the “Fed”). Inflation readings had been held down in 2019 due to factors such as the decline in oil prices, softer inflation abroad and appreciation in the dollar despite strengthening labor market conditions and rising input costs for industry.
Annual Shareholder Report
1

The Fed’s decision to cut the federal funds target rate three times by ¼ of a percent each time during 2019 was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds target rate, changes in the Federal Open Market Committee’s (FOMC) indicators of maximum employment and a two percent inflation target were essential. The Fed reaffirmed that adjustments to the policy path would depend on assessments of how the economic outlook and risks to the outlook were evolving. Then, on March 3, 2020, with an unscheduled rate decision, the Fed reduced the federal funds target rate by  1∕2 of a percent and then again on March 16th by one percent to its 0-0.25% range in reaction to global developments concerning the coronavirus pandemic and its potential impacts on the economic outlook. The FOMC’s recent meeting minutes stated that the coronavirus outbreak has harmed communities and disrupted economic activity in many countries, including in the U.S. Global financial conditions have also been significantly affected. The Fed has remained at the 0-0.25% federal funds rate range through the end of the reporting period.
Available economic data showed that the U.S. economy came into this challenging period on a strong footing. Given the sizeable downward revision for 2020 Gross Domestic Product (GDP) growth, Fund management is more cautious overall now on municipal credit for the intermediate-term and has shifted to an underweight on municipal high yield. That is based on our expectation that these issuers–many already facing liquidity constraints and other financial issues–may be under increasing pressure over the coming months. We believe that high-grade municipals should fare better, but will likely be affected by such a sizeable GDP reduction, as it will factor into funding sources of all issuers in the municipal market.
Fund management believes that state and local governments will experience sizeable tax collection declines–especially from sales and income taxes–and at the same time will see increases in spending, particularly on public health. Some analysts expect state collections to decline on the order of 16%. We believe that revenues beyond taxes will decline in nearly all sectors for nearly all issuers. Of all the outstanding municipal securities, approximately 30% are general obligation (GO) bonds and 70% are revenue bonds. So, total funding shortfalls would be much higher than for GO bonds alone. State and local governments and nonprofits received some $400 billion of funding under the CARES Act signed into law by President Trump. We believe that still more may be needed–somewhere on the order of $150 billion to $300 billion for municipal market issuers.
The $150 billion that state and local governments are set to receive from the CARES Act’s Coronavirus Relief Fund are meant to be used for coronavirus expense reimbursement rather than as a pure cash flow injection. Municipal issuers may also benefit from the $454 billion economic stabilization fund–anticipated to be leveraged by the Fed–established under the CARES Act. Under these provisions, the Fed is allowed, though not required, to
Annual Shareholder Report
2

purchase municipals directly from issuers, in the secondary market, or to make loans or loan guarantees. It does not provide free, direct funding to municipal issuers. We think that, absent support for the municipal debt market, state and local government budgets would be further stressed at the most inopportune time, particularly as revenues decline as a result of business closures and rising unemployment.
Credit was generally stable during most of the reporting period. The municipal bond market’s technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt in 2019 had been relatively comparable to previous periods, even though the ability to advance refund existing debt became disallowed. Flows from investors into intermediate, long and high-yield municipal bonds were positive for a significant portion of the reporting period but turned significantly negative once the coronavirus and its impact on the world economy became apparent.
As a result of the coronavirus pandemic, municipal credit quality is expected to be negatively impacted within every sector of the municipal bond market by the federal and state governments’ decisions to bring the U.S. economy to a virtual halt. State and local governments’ income and sales tax revenues will likely be reduced as a result of the layoffs and business closures throughout the country. Municipal transportation, healthcare, higher education and dedicated tax debt may be impaired to varying degrees by the virus’ impacts. A large number of credit downgrades can be expected within the municipal market. However, credit defaults are not anticipated to occur to any significant degree as social distancing recommendations and business closures are expected to be curtailed as the coronavirus subsides.
The Commonwealth of Pennsylvania’s credit quality reflects its higher than average leverage and fixed cost burdens, and its slim budget reserves. It also incorporates an economy that, while large and diverse, has underperformed the US on several measures for the better part of the last decade. The state’s employment picture has also darkened much more than that of other states amid the economic disruption caused by the coronavirus outbreak. The state, both economically and fiscally, will likely recover more slowly than most states once widespread economic activity resumes. Pennsylvania is highly dependent on personal income and sales taxes, and we expect a decline in revenue as the state continues its current fiscal year, which began on July 1, 2020. This is consistent with the macroeconomic outlook for the global economy, which assumes reduced output through 2020 before a return to growth in calendar year 2021. Pennsylvania also faces a near-term mismatch in revenue due to the shift of its income tax filing deadline to July 15 from April 15, matching the federal shift. The state has very slim budget reserves to address the deferral of revenue, but has access to a pool of liquidity managed by the state treasurer. The state now finds itself in a position where it may take
Annual Shareholder Report
3

on more debt in order to address a projected budget deficit. Pennsylvania’s debt burden is far lower than the most heavily burdened states, but it is higher than the median and the state continues to carry a considerable unfunded pension burden as well.
Overall, Pennsylvania is a slowly growing and aging state, and the prospect for sustained reversal of these trends is low. This will likely have negative implications for long-term job growth, overall economic performance, and state revenue. There are not any material immediate credit risks for Pennsylvania. However, the situation surrounding coronavirus is rapidly evolving and the longer term impact will depend on both the severity and duration of the crisis. Pennsylvania came under a “stay-at-home” order issued by the governor on April 1, 2020, resulting in the shutdown of nonessential services. As in most states, this order is a big driver of the significant jump in unemployment insurance claims. The governor’s order was set to expire April 30, 2020 when it was issued, but Pennsylvania has since developed a phased approach to reopening the state, and most regions of the state have reopened to large degrees.
The outlook for the Commonwealth of Pennsylvania, in our view, is stable and reflects the expectation that the state’s large economy can generate the resources necessary to work towards structural balance under an assumption that the global economy will return to growth in 2021. Pennsylvania has achieved fiscal stabilization in the near term and it maintains a substantial ability to adjust revenues, expenditures and disbursements. Although the state is better positioned for fiscal stability, its high fixed cost burden and minimum reserves limit budget flexibility longer term. The state has been able to diversify its economy but is expected to experience below average job and population growth over the next several years. The state has been unable to materially rebuild its reserves, which were reduced during the recession. The minimal reserve balance leaves the state unprepared for an economic downturn or cuts to Medicaid spending and other similar risks. It also limits its ability to react to future budget shortfalls. Budget pressures have been a result of slow revenue growth, rising human service costs and unfavorable demographics. A lower ratio of working age residents to support its large elderly population leads to lower revenue growth and increased spending for health care services. The state’s pension liabilities have been subject to market disruptions, increased benefits and underfunding which will require additional future funding to address the structural imbalance. The state enacted pension reforms to address the long-term liabilities. The reform measures give newly hired workers choices between directing their retirement benefits toward a guaranteed pension, a 401(k) program or a defined contribution plan.
Annual Shareholder Report
4

DURATION
As determined at the end of the reporting period, the Fund’s dollar-weighted average duration for the reporting period was 4.6 years. Duration management continued to be a significant component of the Fund’s investment strategy. Tax-exempt municipal bond yields decreased during the reporting period and decreased more for bonds with longer maturities as the yield curve significantly flattened during the reporting period. The Fund’s average duration was shorter than the average duration of the PAIG during the reporting period. As a result of the Fund’s shorter duration relative to the PAIG, duration had a negative impact on Fund performance over the reporting period.
Sector allocation
During the reporting period, sector allocation contributed negatively to excess return. The Fund maintained a higher portfolio allocation to Hospital, Life Care and Industrial Development Revenue bonds. These allocations negatively impacted the Fund’s performance due to the underperformance of these sectors relative to the PAIG. Toll Road and Port bonds underperformed the benchmark over the period, and the Fund’s underweight to both of these sectors contributed positive excess return.
credit QUALITY
During the reporting period, investor appetite for credit in the volatile pandemic environment decreased and resulted in underperformance of non-investment grade bonds and bonds rated “BBB” (or unrated bonds of comparable quality)9 relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality) of the PAIG. The Fund’s overweight position, relative to the PAIG, in non-investment grade and “BBB” (or unrated comparable quality) debt during the reporting period had a negative impact on the Fund’s performance.
Annual Shareholder Report
5

1
The Fund’s Institutional Shares commenced operations on April 28, 2020. For the period prior to the commencement of operations of Institutional Shares, the performance information shown for the Fund’s Institutional Shares is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares. The performance of Class A has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to Class A Shares that may have occurred during the periods prior to commencement of operations of the Institutional Shares.
2
Income may be subject to the alternative minimum tax for individuals (AMT).
3
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the PA Index.
4
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the PAIG. The Fund’s secondary index is being used for comparison purposes because, while it is not the Fund’s broad-based securities market index, the Fund’s investment adviser (“Adviser”) believes it more closely reflects the securities in which the Fund invests.
5
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MMPFA.
6
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management’s Discussion of Fund Performance, duration is determined using a third-party analytical system.
7
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
8
Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
9
Investment-grade securities and noninvestment-grade securities may either: be (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund’s Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor’s, Moody’s Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report
6

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in Federated Hermes Pennsylvania Municipal Income Fund (the “Fund”) from August 31, 2010 to August 31, 2020, compared to the S&P Municipal Bond Pennsylvania Index (PA Index),2 the S&P Municipal Bond PA, Investment Grade, 3-Year Plus Sub-Index (PAIG3 Index)3, S&P Municipal Bond PA, Investment Grade Index (PAIG Index)4 and the Morningstar Muni Pennsylvania Funds Average (MMPFA).5The Average Annual Total Return table below shows returns for the class averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of August 31, 2020
■ Total returns shown for class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
Average Annual Total Returns for the Period Ended 8/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	(2.42)%	2.51%	3.06%
Institutional Shares[6]	2.27%	3.47%	3.54%
PA Index	3.16%	4.07%	4.22%
PAIG3 Index	3.70%	4.61%	4.66%
PAIG	3.42%	4.06%	4.10%
MMPFA	2.00%	3.47%	3.52%
Annual Shareholder Report
7

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The PA Index, PAIG3, PAIG and MMPFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2
The PA Index consists of bonds in the S&P Municipal Bond Index (“Main Index”) that have been issued by the Commonwealth of Pennsylvania or local governments or state or local government entities within Pennsylvania. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or local government or state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor’s Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The PA Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The PA Index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
The PAIG3 Index represents the portion of the PA Index composed solely of bonds that are rated at least “BBB-/Baa3” or higher with remaining maturities of more than three years. The PAIG3 Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The PAIG3 Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
8

4
The Fund’s Adviser elected to change the secondary index from the PAIG3 to the PAIG. The PAIG represents the portion of the PA Index composed solely of bonds that are rated at least “BBB-/Baa3” or higher. The PAIG is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The PAIG is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
5
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
6
The Fund’s Institutional Shares commenced operations on April 28, 2020. For the period prior to the commencement of operations of Institutional Shares, the performance information shown for the Fund’s Institutional Shares is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares. The performance of Class A has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to Class A Shares that may have occurred during the periods prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report
9

Portfolio of Investments Summary Table (unaudited)
At August 31, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Hospital	19.8%
Refunded	16.9%
General Obligation—Local	13.2%
Higher Education	10.2%
Water & Sewer	9.9%
Tollroad	8.2%
Senior Care	4.4%
General Obligation—State	4.1%
General Obligation—State Appropriation	2.2%
Other Transportation	2.0%
Other[2]	8.8%
Other Assets and Liabilities—Net[3]	0.3%
TOTAL	100.0%
1
Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2
For purposes of this table, sector classifications constitute 90.9% of the Fund’s total net assets. Remaining sectors have been aggregated under the designation “Other.”
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
10

Portfolio of Investments
August 31, 2020
Principal Amount		Value
	MUNICIPAL BONDS—96.5%
	Pennsylvania—96.0%
$1,550,000	Allegheny County, PA Airport Authority (Pittsburgh International Airport), Airport Revenue Bonds (Series 2012A-1), (United States Treasury PRF 1/1/2022@100), 5.000%, 1/1/2024	$1,643,449
2,000,000	Allegheny County, PA Hospital Development Authority (Allegheny Health Network Obligated Group), Revenue Bonds (Series 2018A), 5.000%, 4/1/2047	2,366,760
1,000,000	Allegheny County, PA Sanitation Authority, Sewer Revenue Bonds (Series 2015), 5.000%, 12/1/2040	1,180,060
2,000,000	Allegheny County, PA Sanitation Authority, Sewer Revenue Bonds (Series 2015), 5.000%, 12/1/2045	2,344,640
1,000,000	Allegheny County, PA, UT GO Bonds (Series C-77), 5.000%, 11/1/2043	1,244,050
2,000,000	Allegheny County, PA, UT GO Refunding Bonds (Series C-76), 5.000%, 11/1/2041	2,439,760
2,250,000	Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.000%, 5/1/2035	2,345,265
600,000	Berks County, PA IDA (Highlands at Wyomissing), Healthcare Facilities Revenue Bonds (Series 2017A), 5.000%, 5/15/2047	632,412
1,000,000	Berks County, PA IDA (Highlands at Wyomissing), Healthcare Facilities Revenue Bonds (Series 2017C), 5.000%, 5/15/2042	1,060,040
2,000,000	Bethlehem, PA Authority (Bethlehem, PA), Guaranteed Water Revenue Bonds (Series 2014), (Build America Mutual Assurance INS), 5.000%, 11/15/2030	2,195,580
1,450,000	Bucks County, PA IDA (Pennswood Village), Revenue Bonds (Series 2018A), 5.000%, 10/1/2037	1,560,504
1,000,000	Canon McMillan, PA School District, General Obligation Bonds (Series 2017), (Assured Guaranty Municipal Corp. INS)/(Pennsylvania School District Intercept Program GTD), 5.000%, 12/1/2041	1,202,790
1,000,000	Capital Region Water, PA, Water Revenue Refunding Bonds (Series 2018), 5.000%, 7/15/2032	1,267,400
500,000	Centre County, PA Hospital Authority (Mount Nittany Medical Center), Hospital Revenue Bonds (Series 2016A), 5.000%, 11/15/2046	567,370
500,000	Centre County, PA Hospital Authority (Mount Nittany Medical Center), Hospital Revenue Bonds (Series 2018A), 5.000%, 11/15/2042	594,765
1,000,000	Chartiers Valley, PA School District, UT GO Bonds (Series 2015B), (Pennsylvania School District Intercept Program GTD), 5.000%, 10/15/2040	1,176,980
Annual Shareholder Report
11

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$2,530,000	Cheltenham Twp, PA School District, LT GO Bonds (Series 2014), (United States Treasury PRF 12/15/2023@100), 5.000%, 2/15/2040	$2,822,341
1,000,000	Chester County, PA HEFA (Main Line Health Systems), Revenue Bonds (Series 2017A), 5.000%, 10/1/2052	1,179,690
1,250,000	Chester County, PA IDA (Avon Grove Charter School ), Revenue Bonds (Series 2017A), (Original Issue Yield: 4.820%), 4.750%, 12/15/2037	1,368,188
2,000,000	Clairton Municipal Authority, PA, Sewer Revenue Bonds (Series 2012B), 5.000%, 12/1/2037	2,150,460
2,000,000	Commonwealth Financing Authority of PA (Commonwealth of Pennsylvania), Revenue Bonds (Series 2013B), (United States Treasury PRF 6/1/2022@100), 5.000%, 6/1/2036	2,167,360
3,000,000	Commonwealth Financing Authority of PA (Commonwealth of Pennsylvania), Tobacco Master Settlement Payment Revenue Bonds (Series 2018), (Original Issue Yield: 4.035%), (Assured Guaranty Municipal Corp. INS), 4.000%, 6/1/2039	3,401,460
2,000,000	Commonwealth of Pennsylvania, UT GO Bonds (2nd Series 2016), 5.000%, 9/15/2026	2,509,060
2,000,000	Commonwealth of Pennsylvania, UT GO Refunding Bonds (Series 2019), 5.000%, 7/15/2027	2,552,660
1,000,000	Commonwealth of Pennsylvania, UT GO Refunding Bonds (Series 2019), 5.000%, 7/15/2029	1,327,030
905,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series 2015), 5.000%, 1/1/2038	951,635
1,000,000	Cumberland County, PA Municipal Authority (Dickinson College), Revenue Bonds (Series 2016), 5.000%, 5/1/2030	1,206,480
2,000,000	Cumberland County, PA Municipal Authority (Penn State Health Obligated Group), Revenue Bonds (Series 2019), 4.000%, 11/1/2044	2,269,960
2,500,000	Dauphin County, PA General Authority (Pinnacle Health System), Health System Revenue Bonds (Series 2012A), 5.000%, 6/1/2042	2,644,875
1,700,000	Delaware County, PA Authority (Haverford College), Revenue Bonds (Series 2017A), 5.000%, 10/1/2042	2,008,176
1,000,000	Delaware County, PA Authority (Villanova University), Revenue Bonds (Series 2015), 5.000%, 8/1/2045	1,127,320
1,250,000	Delaware County, PA Regional Water Quality Control Authority, Sewer Revenue Bonds (Series 2015), 5.000%, 5/1/2040	1,465,625
1,750,000	Delaware River Joint Toll Bridge Commission, Revenue Bonds (Series 2017), 5.000%, 7/1/2042	2,129,242
1,130,000	Delaware River Port Authority Revenue (Delaware River Port Authority), Revenue Bonds (Series 2018A), 5.000%, 1/1/2033	1,427,992
250,000	Delaware River Port Authority Revenue (Delaware River Port Authority), Revenue Bonds (Series 2018A), 5.000%, 1/1/2038	304,038
Annual Shareholder Report
12

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$200,000	Delaware River Port Authority Revenue (Delaware River Port Authority), Revenue Bonds (Series 2018A), 5.000%, 1/1/2039	$242,550
500,000	Delaware River Port Authority Revenue (Delaware River Port Authority), Revenue Bonds (Series 2018A), 5.000%, 1/1/2040	604,785
1,000,000	Erie, PA Water Authority, Water Revenue Bonds (Series 2016), 5.000%, 12/1/2043	1,202,930
2,260,000	Geisinger Authority, PA Health System (Geisinger Health System), Revenue Bonds (Series 2014A), 5.000%, 6/1/2041	2,525,573
1,000,000	Greater Johnstown, PA Water Authority, Sewer Revenue Bonds (Series 2020), (Assured Guaranty Municipal Corp. GTD), 4.000%, 8/15/2048	1,113,440
1,215,000	Lancaster County, PA Hospital Authority (Lancaster General Hospital), Health System Revenue Bonds (Series 2012B), (United States Treasury PRF 1/1/2022@100), 5.000%, 7/1/2042	1,290,767
785,000	Lancaster County, PA Hospital Authority (Masonic Villages), Health Center Revenue Bonds (Series 2015), 5.000%, 11/1/2035	866,491
500,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community, Inc.), Revenue Bonds (Series 2020), 5.000%, 3/1/2050	509,005
1,000,000	Lancaster County, PA Solid Waste Management Authority, Guaranteed Authority Bonds (Series 2013B), (Dauphin County, PA GTD), 5.000%, 12/15/2033	1,141,800
1,000,000	Lancaster, PA, UT GO Bonds (Series 2018), (Build America Mutual Assurance INS), 4.000%, 11/1/2043	1,131,800
500,000	Luzerne County, PA IDA (Luzerne County, PA), Guaranteed Lease Revenue Bonds (Series 2017), (Assured Guaranty Municipal Corp. INS), 5.000%, 12/15/2022	548,295
1,000,000	Luzerne County, PA, UT GO Guaranteed Bonds (Series 2017A), (Assured Guaranty Municipal Corp. INS), 5.000%, 12/15/2029	1,253,010
1,500,000	Montgomery County, PA Higher Education & Health Authority Hospital (Thomas Jefferson University), Revenue Refunding Bonds (Series 2019), 4.000%, 9/1/2049	1,638,450
1,000,000	Montgomery County, PA IDA (ACTS Retirement Life Communities, Inc.), Retirement Communities Revenue Bonds (Series 2020C), 5.000%, 11/15/2045	1,181,590
2,000,000	Montgomery County, PA, UT GO (Series 2019A), 5.000%, 7/1/2039	2,592,080
1,000,000	Mount Lebanon, PA Hospital Authority (St. Clair Memorial Hospital), Hospital Revenue Bonds (Series 2018), 5.000%, 7/1/2038	1,231,730
750,000	Northampton County, PA General Purpose Authority (Lafayette College), College Refunding and Revenue Bonds (Series 2017), 5.000%, 11/1/2047	891,120
Annual Shareholder Report
13

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$1,000,000	Northampton County, PA General Purpose Authority (St. Luke’s University Health Network), Hospital Revenue Bonds (Series 2018A), (Original Issue Yield: 4.090%), 4.000%, 8/15/2048	$1,088,020
1,000,000	Pennsylvania Economic Development Financing Authority (Amtrak), Exempt Facilities Revenue Bonds (Series 2012A), 5.000%, 11/1/2041	1,076,060
2,000,000	Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.000%, 6/30/2042	2,240,280
2,000,000	Pennsylvania Economic Development Financing Authority, Junior Guaranteed Parking Revenue Bonds (Series 2013B-1), (Dauphin County, PA GTD), 6.000%, 7/1/2053	2,265,540
1,000,000	Pennsylvania EDFA (National Gypsum Co.), Exempt Facilities Refunding Revenue Bonds (Series 2014), 5.500%, 11/1/2044	1,026,070
1,500,000	Pennsylvania EDFA (UPMC Health System), Revenue Bonds (Series 2014A), 5.000%, 2/1/2045	1,665,075
1,000,000	Pennsylvania HFA, SFM Revenue Bonds (Series 2020-132A), 2.550%, 10/1/2041	1,006,500
2,000,000	Pennsylvania State Higher Education Facilities Authority (Temple University), Revenue Bonds (First Series of 2012), (United States Treasury PRF 4/1/2022@100), 5.000%, 4/1/2035	2,149,760
1,950,000	Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania Health System), Revenue Bonds (Series 2017A), 5.000%, 8/15/2042	2,350,725
1,000,000	Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania), Refunding Revenue Bonds (Series 2015A), (United States Treasury PRF 10/1/2025@100), 5.000%, 10/1/2036	1,233,950
500,000	Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania), Revenue Bonds (Series 2017A), 5.000%, 8/15/2046	594,440
2,440,000	Pennsylvania State Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds (Series 2011A), (Original Issue Yield: 5.550%), (United States Treasury PRF 12/1/2020@100), 5.500%, 12/1/2041	2,472,257
2,000,000	Pennsylvania State Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds (Series 2011A), (United States Treasury PRF 12/1/2020@100), 6.000%, 12/1/2036	2,028,800
1,000,000	Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2011E), (United States Treasury PRF 12/1/2021@100), 5.000%, 12/1/2030	1,058,460
1,000,000	Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2015B), 5.000%, 12/1/2045	1,142,030
2,000,000	Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2018A), 5.000%, 12/1/2048	2,409,280
Annual Shareholder Report
14

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$1,000,000	Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2019A), 5.000%, 12/1/2044	$1,228,850
1,000,000	Pennsylvania State Turnpike Commission, Turnpike Subordinate Revenue Bonds (Series 2019A), (Assured Guaranty Municipal Corp. GTD), 4.000%, 12/1/2049	1,129,020
1,970,000	Pennsylvania State University, Revenue Bonds (Series 2017A), 5.000%, 9/1/2037	2,432,576
1,000,000	Pennsylvania State University, Revenue Bonds (Series 2018), 5.000%, 9/1/2035	1,275,200
2,000,000	Philadelphia, PA Airport System, Refunding Revenue Bonds (Series 2017B), 5.000%, 7/1/2047	2,297,500
1,210,000	Philadelphia, PA Authority for Industrial Development (New Foundations Charter School), Revenue Bonds (Series 2012), (United States Treasury PRF 12/15/2022@100), 6.625%, 12/15/2041	1,379,739
1,410,000	Philadelphia, PA Authority for Industrial Development (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 7/1/2035	1,410,352
1,000,000	Philadelphia, PA Authority for Industrial Development (St. Joseph’s University), University Refunding Revenue Bonds (Series 2020A), 4.000%, 11/1/2045	1,114,940
1,000,000	Philadelphia, PA Gas Works, 1998 General Ordinance-Fifteenth Series Revenue Refunding Bonds, 5.000%, 8/1/2042	1,173,300
2,000,000	Philadelphia, PA Hospitals & Higher Education Facilities Authority (Children’s Hospital of Philadelphia), Hospital Revenue Bonds (Series 2011D), 5.000%, 7/1/2028	2,072,320
1,040,000	Philadelphia, PA Hospitals & Higher Education Facilities Authority (Children’s Hospital of Philadelphia), Hospital Revenue Bonds (Series 2014A), 5.000%, 7/1/2042	1,165,341
1,000,000	Philadelphia, PA School District, LT GO Bonds (Series 2018B), (Pennsylvania School District Intercept Program GTD), 5.000%, 9/1/2043	1,202,660
1,000,000	Philadelphia, PA Water & Wastewater System, Revenue Bonds (Series 2019B), 5.000%, 11/1/2049	1,244,120
1,400,000	Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2020A), 5.000%, 11/1/2050	1,768,060
500,000	Philadelphia, PA, GO Bonds (Series 2019B), 5.000%, 2/1/2038	626,310
1,000,000	Philadelphia, PA, UT GO Bonds (Series 2017A), 5.000%, 8/1/2033	1,224,140
655,000	Pittsburgh & Allegheny County, PA Sports & Exhibition Authority, Parking System Revenue Bonds (Series 2017), 5.000%, 12/15/2037	745,200
1,000,000	Pittsburgh, PA Public Parking Authority, Parking System Revenue Refunding Bonds (Series 2015A), 5.000%, 12/1/2025	1,192,510
Annual Shareholder Report
15

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$1,500,000	Pittsburgh, PA Water & Sewer Authority, Water and Sewer System First Lien Revenue Bonds (Series 2019A), (Assured Guaranty Municipal Corp. INS), 5.000%, 9/1/2044	$1,877,220
1,000,000	Pittsburgh, PA, UT GO Bonds (Series 2012B), (United States Treasury PRF 9/1/2022@100), 5.000%, 9/1/2026	1,094,360
1,075,000	Reading Area Water Authority, PA, Water Revenue Bonds (Series 2011), (Original Issue Yield: 5.080%), (United States Treasury PRF 12/1/2021@100), 5.000%, 12/1/2031	1,137,845
1,500,000	Reading Area Water Authority, PA, Water Revenue Bonds (Series 2011), (Original Issue Yield: 5.270%), (United States Treasury PRF 12/1/2021@100), 5.250%, 12/1/2036	1,592,355
1,000,000	Scranton, PA School District, GO Bonds (Series 2017E), (Build America Mutual Assurance INS), 5.000%, 12/1/2035	1,224,000
1,140,000	Southcentral PA, General Authority (Wellspan Health Obligated Group), Revenue Bonds (Series 2014A), 5.000%, 6/1/2026	1,312,220
1,000,000	Southeastern, PA Transportation Authority, Capital Grant Receipts Bonds (Series 2011), (United States Treasury PRF 6/1/2021@100), 5.000%, 6/1/2028	1,035,660
1,000,000	Southeastern, PA Transportation Authority, Capital Grant Receipts Revenue Bonds (Series 2020), 5.000%, 6/1/2031	1,327,450
1,750,000	St. Mary Hospital Authority, PA (Trinity Healthcare Credit Group), Revenue Refunding Bonds (Remarket 1/9/18), 5.000%, 11/15/2028	2,194,902
1,000,000	Swarthmore Boro Authority PA (Swarthmore College), Revenue Bonds (Series 2018), 5.000%, 9/15/2048	1,257,920
1,000,000	Union County, PA Higher Educational Facilities Financing Authority (Bucknell University), University Revenue Bonds (Series 2015B), 5.000%, 4/1/2032	1,160,070
1,000,000	West View, PA Municipal Authority Water Revenue, Revenue Bonds (Series 2014), (United States Treasury PRF 11/15/2024@100), 5.000%, 11/15/2039	1,197,070
1,685,000	Wilkes-Barre, PA Finance Authority (University of Scranton), Revenue Bonds (Series 2015A), 5.000%, 11/1/2033	1,950,758
825,000	Wilkes-Barre, PA Finance Authority (University of Scranton), Revenue Bonds (Series 2015A), 5.000%, 11/1/2034	953,362
1,895,000	York County, PA, UT GO Bonds (Series 2013), (United States Treasury PRF 6/1/2023@100), 5.000%, 6/1/2037	2,139,607
	TOTAL PENNSYLVANIA (IDENTIFIED COST $141,614,515)	150,745,017
	Puerto Rico—0.5%
750,000	Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A), (Original Issue Yield: 5.154%), 5.000%, 7/1/2058 (IDENTIFIED COST $787,125)	798,900
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $142,401,640)	151,543,917
Annual Shareholder Report
16

Principal Amount			Value
	[1]	SHORT-TERM MUNICIPALS—3.2%
		Pennsylvania—3.2%
$200,000		Bucks County, PA IDA (Grand View Hospital), (Series A of 2008) Weekly VRDNs, (TD Bank, N.A. LOC), 0.070%, 9/3/2020	$200,000
200,000		Lancaster County, PA Hospital Authority (Masonic Villages), (Series D of 2008) Daily VRDNs, (JPMorgan Chase Bank, N.A. LOC), 0.030%, 9/1/2020	200,000
950,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority (Children’s Hospital of Philadelphia), (Series 2002-A) Daily VRDNs, (Wells Fargo Bank, N.A. LIQ), 0.010%, 9/1/2020	950,000
1,700,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority (Children’s Hospital of Philadelphia), (Series 2002-B) Daily VRDNs, (Wells Fargo Bank, N.A. LIQ), 0.010%, 9/1/2020	1,700,000
375,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority (Children’s Hospital of Philadelphia), (Series 2005A) Daily VRDNs, (Wells Fargo Bank, N.A. LIQ), 0.010%, 9/1/2020	375,000
400,000		Philadelphia, PA, (Series 2009B) Weekly VRDNs, (Barclays Bank plc LOC), 0.070%, 9/3/2020	400,000
1,100,000		Southcentral PA, General Authority (Wellspan Health Obligated Group), (Series 2019E) Daily VRDNs, (U.S. Bank, N.A. LIQ), 0.030%, 9/1/2020	1,100,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $4,925,000)	4,925,000
		TOTAL INVESTMENT IN SECURITIES—99.7% (IDENTIFIED COST $147,326,640)[2]	156,468,917
		OTHER ASSETS AND LIABILITIES - NET—0.3%[3]	514,622
		TOTAL NET ASSETS—100%	$156,983,539
Securities that are subject to the federal alternative minimum tax (AMT) represent 5.8% of the Fund’s portfolio as calculated based upon total market value (unaudited).
1
Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2
Also represents cost of investments for federal tax purposes.
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Annual Shareholder Report
17

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2020, all investments of the Fund utilized Level 2 inputs in valuing the Fund’s assets carried at fair value.
The following acronyms are used throughout this portfolio:
EDFA	—Economic Development Finance Authority
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFA	—Housing Finance Authority
IDA	—Industrial Development Authority
INS	—Insured
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LT	—Limited Tax
PRF	—Pre-refunded
SFM	—Single Family Mortgage
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.19	$10.69	$10.96	$11.28	$10.88
Income From Investment Operations:
Net investment income	0.27	0.31	0.32	0.33	0.33
Net realized and unrealized gain (loss)	(0.03)	0.51	(0.27)	(0.32)	0.40
TOTAL FROM INVESTMENT OPERATIONS	0.24	0.82	0.05	0.01	0.73
Less Distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.32)	(0.33)	(0.33)
Distributions from net realized gain	(0.08)	(0.01)	—	—	—
TOTAL DISTRIBUTIONS	(0.35)	(0.32)	(0.32)	(0.33)	(0.33)
Net Asset Value, End of Period	$11.08	$11.19	$10.69	$10.96	$11.28
Total Return[1]	2.21%	7.85%	0.51%	0.11%	6.85%
Ratios to Average Net Assets:
Net expenses[2]	0.76%[3]	0.76%[3]	0.76%[3]	0.76%	0.75%[3]
Net investment income	2.46%	2.85%	2.98%	2.98%	3.01%
Expense waiver/reimbursement[4]	0.18%	0.17%	0.14%	0.14%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$155,137	$159,471	$163,819	$178,935	$199,403
Portfolio turnover	8%	16%	21%	6%	14%
1
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.76%, 0.76%, 0.76% and 0.75% for the years ended August 31, 2020, 2019, 2018 and 2016, respectively, after taking into account these expense reductions.
4
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended August 31	2020[1]
Net Asset Value, Beginning of Period	$10.73
Income From Investment Operations:
Net investment income	0.09
Net realized and unrealized gain	0.36
TOTAL FROM INVESTMENT OPERATIONS	0.45
Less Distributions:
Distributions from net investment income	(0.10)
Net Asset Value, End of Period	$11.08
Total Return[2]	4.15%
Ratios to Average Net Assets:
Net expenses[3]	0.53%[4,5]
Net investment income	2.60%[4]
Expense waiver/reimbursement[6]	0.20%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,847
Portfolio turnover	8%[7]
1
Reflects operations for the period from April 28, 2020 (date of initial investment) to August 31, 2020.
2
Based on net asset value. Total returns for periods of less than one year are not annualized.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
Computed on an annualized basis.
5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.53% for the period ended August 31, 2020, after taking into account this expense reduction.
6
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
7
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended August 31, 2020.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities August 31, 2020

Assets:
Investment in securities, at value (identified cost $147,326,640)		$156,468,917
Cash		62,621
Income receivable		1,693,379
Receivable for shares sold		10,663
TOTAL ASSETS		158,235,580
Liabilities:
Payable for investments purchased	$1,114,940
Payable for shares redeemed	25,834
Payable for portfolio accounting fees	43,867
Payable for other service fees (Notes 2 and 5)	35,727
Payable for administrative fee (Note 5)	2,487
Payable for investment adviser fee (Note 5)	873
Accrued expenses (Note 5)	28,313
TOTAL LIABILITIES		1,252,041
Net assets for 14,166,139 shares outstanding		$156,983,539
Net Assets Consists of:
Paid-in capital		$147,841,262
Total distributable earnings (loss)		9,142,277
TOTAL NET ASSETS		$156,983,539
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($155,137,021 ÷ 13,999,426 shares outstanding), no par value, unlimited shares authorized		$11.08
Offering price per share (100/95.50 of $11.08)		$11.60
Redemption proceeds per share		$11.08
Institutional Shares:
Net asset value per share ($1,846,518 ÷ 166,713 shares outstanding), no par value, unlimited shares authorized		$11.08
Offering price per share		$11.08
Redemption proceeds per share		$11.08
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Operations Year Ended August 31, 2020

Investment Income:
Interest			$4,997,675
Expenses:
Investment adviser fee (Note 5)		$620,416
Administrative fee (Note 5)		123,148
Custodian fees		8,879
Transfer agent fees		76,168
Directors’/Trustees’ fees (Note 5)		2,583
Auditing fees		30,410
Legal fees		7,418
Other service fees (Notes 2 and 5)		386,680
Portfolio accounting fees		108,749
Share registration costs		49,516
Printing and postage		22,827
Miscellaneous (Note 5)		24,379
TOTAL EXPENSES		1,461,173
Waiver, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(244,842)
Reimbursement of other operating expenses (Notes 2 and 5)	(30,801)
Reduction of custodian fees (Note 6)	(1,061)
TOTAL WAIVER, REIMBURSEMENT AND REDUCTION		(276,704)
Net expenses			1,184,469
Net investment income			3,813,206
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			196,715
Net realized gain on futures contracts			217,744
Net change in unrealized appreciation of investments			(849,612)
Net realized and unrealized gain (loss) on investments and futures contracts			(435,153)
Change in net assets resulting from operations			$3,378,053
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Changes in Net Assets

Year Ended August 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,813,206	$4,496,968
Net realized gain	414,459	893,694
Net change in unrealized appreciation/depreciation	(849,612)	6,403,518
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,378,053	11,794,180
Distributions to Shareholders:
Class A Shares	(4,893,672)	(4,705,580)
Institutional Shares[1]	(10,805)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,904,477)	(4,705,580)
Share Transactions:
Proceeds from sale of shares	13,804,268	10,393,322
Net asset value of shares issued to shareholders in payment of distributions declared	3,747,817	3,581,686
Cost of shares redeemed	(18,512,770)	(25,412,403)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(960,685)	(11,437,395)
Change in net assets	(2,487,109)	(4,348,795)
Net Assets:
Beginning of period	159,470,648	163,819,443
End of period	$156,983,539	$159,470,648
1
The Fund’s Institutional Shares commenced operations on April 28, 2020.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Notes to Financial Statements
August 31, 2020
1. ORGANIZATION
Federated Hermes Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Hermes Pennsylvania Municipal Income Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A and Institutional Shares. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities. Interest income from the Fund’s investments may be subject to the federal AMT for individuals.
On March 30, 2017, the Fund’s T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Prior to June 29, 2020, the name of the Trust and Fund was Federated Municipal Securities Income Trust and Federated Pennsylvania Municipal Income Fund, respectively.
The Fund’s Institutional Shares commenced operations on April 28, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is
Annual Shareholder Report
24

normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
25

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Amortization/accretion of premium and discount is included in investment income. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver, reimbursement and reduction of $276,704 is disclosed in various locations in this Note 2, Note 5 and Note 6.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended August 31, 2020, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$386,680	$(30,801)
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report
26

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At August 31, 2020, the Fund had no outstanding futures contracts.
The average notional values of long futures contracts held by the Fund throughout the period was $951,923. This is based on amounts held as of each month end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$217,744
Annual Shareholder Report
27

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,088,949	$11,961,967	965,485	$10,393,322
Shares issued to shareholders in payment of distributions declared	340,468	3,737,082	333,171	3,581,686
Shares redeemed	(1,677,969)	(18,493,159)	(2,369,158)	(25,412,403)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(248,552)	$(2,794,110)	(1,070,502)	$(11,437,395)

Year Ended August 31	2020[1]		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	167,525	$1,842,301	—	$—
Shares issued to shareholders in payment of distributions declared	969	10,735	—	—
Shares redeemed	(1,781)	(19,611)	—	—
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	166,713	$1,833,425	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(81,839)	$(960,685)	(1,070,502)	$(11,437,395)
1
Reflects operations for the period from April 28, 2020 (date of initial investment) to August 31, 2020.
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from distributions necessary for excise tax purposes.
For the year ended August 31, 2020, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(53,090)	$53,090
Net assets were not affected by the reclassification.
Annual Shareholder Report
28

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2020 and 2019, was as follows:
	2020	2019
Tax-exempt income	$3,954,615	$4,512,855
Ordinary income[1]	$87,116	$—
Long-term capital gains	$862,746	$192,725
1
For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of August 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$9,142,277
At August 31, 2020, the cost of investments for federal tax purposes was $147,326,640. The net unrealized appreciation of investments for federal tax purposes was $9,142,277. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $9,251,321 and net unrealized depreciation from investments for those securities having an excess of cost over value of $109,044.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2020, the Adviser voluntarily waived $244,842 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report
29

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.05% of average daily net assets annually to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2020, the Fund’s Class A did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended August 31, 2020, FSSC received $33,054 and reimbursed $30,801 of other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2020, FSC retained $8,581 in sales charges from the sale of Class A Shares.
Interfund Transactions
During the year ended August 31, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $26,950,000 and $23,750,000, respectively. Net realized gain (loss) recognized on these transactions was $0.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.76% and 0.53% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) November 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Annual Shareholder Report
30

Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended August 31, 2020, the Fund’s expenses were reduced by $1,061 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding short-term obligations, for the year ended August 31, 2020, were as follows:
Purchases	$12,141,869
Sales	$13,617,033
8. CONCENTRATION OF RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2020, 13.8% of the securities in the Portfolio of Investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies.
9. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of August 31, 2020, the Fund had no outstanding loans. During the year ended August 31, 2020, the Fund did not utilize the LOC.
Annual Shareholder Report
31

10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2020, there were no outstanding loans. During the year ended August 31, 2020, the program was not utilized.
11. OTHER mATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund's performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended August 31, 2020, the amount of long-term capital gains designated by the Fund was $862,746.
For the fiscal year ended August 31, 2020, 100% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
Annual Shareholder Report
32

Report of Independent Registered Public Accounting Firm
To The Board of Trustees of Federated HERMES Municipal Securities Income Trust and Shareholders of Federated Hermes Pennsylvania Municipal Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Hermes Pennsylvania Municipal Income Fund (formerly Federated Pennsylvania Municipal Income Fund) (the “Fund”), a portfolio of Federated Hermes Municipal Securities Income Trust (formerly Federated Municipal Securities Income Trust), as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report
33

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
October 23, 2020
Annual Shareholder Report
34

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 to August 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report
35

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2020	Ending Account Value 8/31/2020	Expenses Paid During Period[1]
Actual
Class A Shares	$1,000	$995.30	$3.81
Institutional Shares	$1,000	$1,041.50	$[2]1.86
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000	$ 1,021.32	$ 3.86
Institutional Shares	$1,000	$1,022.47	$[2]2.69
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	0.76%
Institutional Shares	0.53%
2
“Actual” expense information for the Fund’s Institutional Shares is for the period from April 28, 2020 (date of initial investment) to August 31, 2020. Actual expenses are equal to the Fund’s annualized net expense ratio of 0.53% multiplied by 126/366 (to reflect the period from initial investment to August 31, 2020). “Hypothetical” expense information for Institutional Shares is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 126/366 (to reflect the full half-year period).
Annual Shareholder Report
36

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report
37

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Chairman and CEO, The Collins Group, Inc.
(a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, and Chairman of the Compensation Committee, KLX Energy
Services Holdings, Inc. (oilfield services); former Director of
KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report
38

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Duquesne University School of
Law; formerly, Dean of the Duquesne University School of Law and
Professor of Law and Interim Dean of the Duquesne University School
of Law; formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and
Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign
for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director,
Pennsylvania Bar Institute; Director, St. Vincent College; and Director
and Chair, North Catholic High School, Inc.

Annual Shareholder Report
39

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CNX Resources
Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and
Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report
40

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; President
and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products,
Inc. (distributor of portable construction heaters); President, Portable
Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report
41

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in
1990. He was named Chief Investment Officer of Federated Hermes’
taxable fixed-income products in 2004 and also serves as a Senior
Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the
Chartered Financial Analyst designation. He received his M.S. in
Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report
42

Evaluation and Approval of Advisory Contract–May 2020
Federated Pennsylvania Municipal Income Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES PENNSYLVANIA MUNICIPAL INCOME FUND)
At its meetings in May 2020 (the “ May Meetings ” ), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “ Independent Trustees ” ), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings
Annual Shareholder Report
43

throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
Annual Shareholder Report
44

compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report
45

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
Annual Shareholder Report
46

though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
The Fund’s performance fell below the median of the relevant Performance Peer Group for the one-year, three-year and five-year periods ended December 31, 2019. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
Annual Shareholder Report
47

For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in
Annual Shareholder Report
48

order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder
Annual Shareholder Report
49

services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and
Annual Shareholder Report
50

with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report
51

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Municipal Securities Income Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Pennsylvania Municipal Income Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
Annual Shareholder Report
52

addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report
53

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report
54

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Pennsylvania Municipal Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923708
CUSIP 313923757
28995 (10/20)
© 2020 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 – $120,110

Fiscal year ended 2019 - $126,430

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and

(2)	With respect to such services rendered to the Fund’s investment adviser and any entity controlling, controlled by to under common control with the investment adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $25,948

Fiscal year ended 2019 - $25,496

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, KPMG LLP (“KPMG”), has the ability to exercise objective and impartial judgment on all issues encompassed within its audit services. KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, KPMG informed the Audit Committee that KPMG and/or covered person professionals within KPMG maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies audited by KPMG (collectively, the “KPMG Funds”).

KPMG informed the Audit Committee that KPMG believes that these lending relationships described above do not and will not impair KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that KPMG has been and is capable of objective and impartial judgment on all issues encompassed within KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the KPMG Funds.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Municipal Securities Income Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date October 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date October 23, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date October 23, 2020